Filed pursuant to Rule 497(c)
File Nos. 333-218345 and 811-22634

PROSPECTUS

BLACKSTONE ALTERNATIVE ALPHA FUND

Shares of Beneficial Interest

July 31, 2018

Blackstone Alternative Asset Management L.P. (“BAAM”)

Investment Manager

Blackstone Alternative Alpha Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek to earn attractive long-term risk-adjusted returns. Risk-adjusted returns reflect that the Fund is managed to target, among other things, lower volatility than traditional equity markets and therefore the Fund’s performance is not expected to track traditional equity markets on an absolute basis. There can be no assurance that the Fund will achieve its objective or avoid significant losses. The Fund pursues its investment objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund. The Master Fund in turn primarily invests its assets, directly or indirectly, in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (collectively, “Investment Funds”), managed by outside parties, that invest in or trade in a range of investments that is without limit but may include equity and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. See “Investment Objective and Strategies” below. The Investment Funds in which the Master Fund invests are subject to special risks. See “Risks Arising from Investment Activities of the Investment Funds.” Through its investment in the Master Fund and the Master Fund’s investment in Investment Funds, the Fund could be considered to be the type of fund commonly referred to as a “fund of hedge funds.”

This Prospectus and the related Statement of Additional Information (“SAI”), dated July 31, 2018 apply to the offering of shares of beneficial interest (“Shares”) in the Fund. The Shares are common shares of beneficial interest offered on a continuous basis at the net asset value per share plus any applicable sales loads, as described in this Prospectus. The Fund has registered under the Securities Act of 1933, as amended, $750,000,000 in Shares for sale under the registration statements to which this Prospectus relates. No person who is admitted as a shareholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Shares and the Shares have very limited liquidity, as described in this Prospectus.

OFFERING

Offering Amount(1)	$750,000,000

Maximum Sales Load(2)	3.00%

Proceeds to the Fund(3)	$727,500,000

(1)	The Shares are offered on a continuous basis at the net asset value per share plus any applicable sales loads, as described in this Prospectus. See “Subscription for Shares—The Offering” below.

(2)

Blackstone Advisory Partners L.P. (the “Distributor”) acts as the distributor of the Shares on a best efforts basis, subject to various conditions. Shares may be offered through other brokers or dealers (each, a “Selling Agent” and together, the “Selling Agents”) that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to the Shares purchased by their investors. The Distributor does not receive any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

The Fund pays the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 0.85% of the average net assets of the Fund. The Distributor typically pays all or a portion of the Distribution and Service Fee to the Selling Agents that sell Shares of the Fund.

BAAM and/or its affiliates typically pay additional compensation, out of their own assets and not as an additional charge to the Fund or the Master Fund, to certain Selling Agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of Investor accounts. See the “Subscription for Shares—Distribution Arrangements” section for more detail.

(3)

Proceeds to the Fund are net of the Maximum Sales Load of 3.00%. The combined organizational and initial offering costs of the Fund and the Master Fund were $1,043,267. These expenses were paid initially by BAAM. The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that the Fund’s Specified Expenses (and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) within the three year period after BAAM bears the expense. See “Management of the Fund—Expense Limitation Undertaking” below.

If you purchase Shares in the Fund, you will become bound by the terms and conditions of the Amended and Restated Agreement and Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”).

Investments in the Fund may be made only by “Eligible Investors” as defined in this Prospectus. See “Subscription for Shares—Eligible Investors.”

Investment in the Fund involves a high degree of risk and should be considered a speculative investment that entails substantial risks, including but not limited to:

•	Loss of capital.

•

The Shares are not listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. Unlike an investor in most closed-end investment companies, you should not expect to be able to sell your Shares regardless of how the Fund performs.

•	The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust.

•

Although the Fund may offer to repurchase Shares (or a portion thereof) from time to time, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. Repurchases are made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. You may not have access to the money you invested in the Fund for an indefinite time.

•

Unlike open-end management investment companies (commonly known as mutual funds) which generally permit redemptions on a daily basis, Shares are not redeemable at an Investor’s option. As a result, an Investor may not be able to sell or otherwise liquidate his or her Shares. See “Risks Associated with BAAM and the Operation of the Fund—Liquidity Risks.”

•	The Fund invests in the Master Fund as part of a master-feeder arrangement in which the Fund and the Master Fund are separate closed-end funds. The Fund is not a separate series of the Master Fund.

•	The Shares are appropriate only for Investors who can tolerate a high degree of risk and do not require a liquid investment.

•	The Investment Funds in which the Master Fund invests may pursue various non-traditional investments or use complex investment and trading strategies that are subject to special risks.

•

The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broad range of issuers.

•	Investment in the Shares is speculative and there is no guarantee that the Fund will achieve its investment objective or avoid significant losses.

This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s SAI, dated July 31, 2018, has been filed with the U.S. Securities and Exchange Commission (“SEC”). You can request a copy of the SAI, and the Fund’s annual and semi-annual reports, without charge by writing to or calling State Street Bank and Trust Company (1 Heritage Drive, North Quincy, Massachusetts 02171), the Fund’s transfer agent (the “Transfer Agent”), at 1-855-890-7725. You may also call this number to request additional information or to make other inquiries pertaining to the Fund. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI begins on page 89 of this Prospectus. You can obtain the SAI, material incorporated by reference herein, and other information about the Fund on the SEC’s website (http://www.sec.gov). Additionally, the SAI, quarterly and monthly performance, semi-annual and annual reports, and other information regarding the Fund may be found without charge on BAAM’s website (http://www.blackstone.com/blackstone-alternative-alpha-funds). This reference to BAAM’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate BAAM’s website into this Prospectus.

No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.

There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the Fund’s offering. Amounts received from potential Investors in the Fund in advance of any initial or subsequent purchases of Shares are held in a non-interest bearing account prior to investment in the Fund.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective Investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective Investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

None of the SEC, the Commodity Futures Trading Commission (“CFTC”), or any state securities commission has approved or disapproved the Shares or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is July 31, 2018.

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BLACKSTONE ALTERNATIVE ALPHA FUND

Summary of Terms

This is only a summary and does not contain all of the information that a prospective Investor should consider before investing in Shares of Blackstone Alternative Alpha Fund (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund:	Blackstone Alternative Alpha Fund is a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund invests substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”).

The Fund is offering shares of beneficial interest (the “Shares”). The Shares have equal rights and privileges with each other. The Shares are sold in large minimum denominations solely to high net worth individual and institutional investors, and are restricted as to transfer. (See “Subscription for Shares.”)

The Master Fund:	Blackstone Alternative Alpha Master Fund is a Massachusetts business trust that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective and substantially the same investment policies as the Fund. The Master Fund may have investors in addition to the Fund from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.

Investment Objective:	The Fund’s (and the Master Fund’s) investment objective is to seek to earn attractive long-term risk-adjusted returns. Risk-adjusted returns reflect that the Fund (and Master Fund) is managed to target, among other things, lower volatility than traditional equity markets and therefore the Fund’s performance is not expected to track traditional equity markets on an absolute basis. There can be no assurance that the Fund (or the Master Fund) will achieve its objective or avoid significant losses. The investment objective is not fundamental and the Fund’s board of trustees (the “Board” or the “Board of Trustees” and each member thereof, a “Trustee”) may change the Fund’s (or the Master Fund’s) investment objective without shareholder (“Investor”) approval.

Investment Strategy:

Through its investment in the Master Fund, the Fund is a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by investing, directly or indirectly through the Subsidiary (as defined below), in non-traditional or “alternative” strategies by primarily investing in investment partnerships, managed funds, and other investment funds, which may include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a range of investments that is without limit but may include equities and fixed income securities, currencies, derivative instruments (including, but not limited to, futures and forward contracts, swaps, and call and put options), and commodities. Although the Master Fund obtains exposure to a variety of alternative strategies, it expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies, although such exposure can change over time. The Fund seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. See “Investment Objective and Strategies.” The Master Fund may also obtain exposure to Investment Funds by investing in debt instruments, such as promissory notes, issued by an Investment Fund. In addition, the Master Fund may, under limited circumstances, invest or trade directly in securities and financial instruments for hedging purposes and/or pursuant to investment advice of discretionary or non-discretionary managers (as defined below).

Through its investment in the Master Fund, the Fund offers its shareholders (“Investors”) the following potential features: the spreading of risk across a number of investment strategies, Portfolio Managers, Investment Funds, and markets; professional identification, researching, interviewing, evaluation, selection, and monitoring of the services of a select group of non-traditional asset fund managers; the ability to invest with Portfolio Managers who may be generally unavailable to new investors or who require a minimum account size that is higher than most individual investors would be willing or able to commit to; and administrative convenience.

The Master Fund may invest a portion of its assets (but not more than 25%) in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund formed under the laws of the Cayman Islands. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund. BAAM invests the Subsidiary’s assets in various Investment Funds. The Master Fund does not intend to sell or transfer shares of the Subsidiary to any third party. The Master Fund looks through the Subsidiary for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions, and custody.

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of borrowings (if any) for investment purposes, are invested (or held pending investment) in Investment Funds, directly or indirectly through the Subsidiary.

Risk Factors:	An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Risks of investing in the Fund include:

•	Investors may lose capital.

•	The Portfolio Managers, in some cases, may be newly organized or have only limited operating histories upon which their performance may be evaluated.

•

Investors in the Fund bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level); the Fund also directly pays an ongoing asset-based distribution and service fee. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. Expenses exist at the Fund level, the Master Fund level, and the Investment Fund level.

•	Shares are not traded on any securities exchange or other market and are subject to restrictions on transfer.

•

The Master Fund’s, and therefore the Fund’s, performance depends upon the performance of the Portfolio Managers and selected strategies, the adherence by the Portfolio Managers to their selected strategies, the instruments used by the Portfolio Managers, and BAAM’s ability to select Portfolio Managers and strategies and to successfully allocate Master Fund assets among the Portfolio Managers.

•

Identifying the appropriate Portfolio Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that are identified as attractive opportunities.

•

BAAM will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect BAAM’s ability to accurately value the Master Fund’s shares. In most cases, BAAM has little or no means of independently verifying this information.

•

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers than a “diversified” fund, as defined in the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

•

The net asset value of the Master Fund, as determined based on the fair value of its interests in Investment Funds, may vary from the amount the Master Fund would realize on withdrawing its investments from the Investment Funds (as used herein, references to the withdrawal of an investment in an Investment Fund should be read to include a redemption of an investment in, or withdrawal from, an Investment Fund as appropriate in light of the organizational structure of the Investment Fund). This could adversely affect Investors whose Shares are repurchased as well as new Investors and remaining Investors.

•

In the absence of a readily available market, the Master Fund’s assets will be priced based on estimates of fair value, which may prove to be inaccurate. These valuations will be used to calculate fees payable to BAAM and the price at which purchases and repurchases of Shares are made.

•

Investments in Investment Funds generally are illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Master Fund or the Fund are repurchasing their shares. Some Investment Funds may impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Master Fund, from time to time. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected.

•

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund will not be permitted to withdraw its investment or only may be able to do so with payment of a fee.

•

Certain Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value, or should be held until the resolution of a special event or circumstance (“Special Investments”). The Portfolio Managers may “side pocket” Special Investments, which generally means that an investor, such as the Master Fund, is not able to redeem the portion of its investment in the Investment Fund that is side pocketed until that investment is realized by the Investment Fund. Investment Funds generally are permitted to make payment to withdrawing investors in kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Master Fund may receive an in-kind distribution of investments, including Special Investments, which are illiquid or difficult to value. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected. In addition, the Fund and Investors could receive in-kind distributions of Special Investments or other investments that are illiquid and difficult to value.

•

Investment Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Master Fund is not able to avail itself of the protections of the 1940 Act with respect to such investments.

•

Investment Funds generally are not subject to the annual surprise audit by an independent public accountant requirement under Rule 206(4)-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The surprise audit requirement generally is intended to assist in the detection and deterrence of mishandling client assets, and investments in Investment Funds that are not subject to the surprise audit requirement may be at greater risk than other investments.

•	Investors in the Fund have no right to receive information about the Investment Funds or Portfolio Managers, and have no recourse against Investment Funds or their Portfolio Managers.

•	Portfolio Managers may use proprietary investment strategies that are not fully disclosed to BAAM, and which may involve risks under some market conditions that are not anticipated by BAAM.

•	Portfolio Managers may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

•

Portfolio Managers may make investment decisions which conflict with each other; for example, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

•	Investors may be exposed to significant indirect indemnification obligations to the Investment Funds, their Portfolio Managers, and their third party service providers.

•

Individual Portfolio Managers may invest in highly speculative strategies, which involve significant risk of loss, including, but not limited to, selling securities short, focusing investments in foreign currencies, focusing on emerging markets or investing solely in volatile industry sectors, among others.

•

Portfolio Managers may change their investment strategies (i.e., may experience “style drift”) at any time. Style drift among Portfolio Managers may impair BAAM’s ability to effectively construct and monitor the Master Fund’s portfolio.

•	Portfolio Managers may invest without limitation in restricted and illiquid securities.

•	Portfolio Managers may invest in below-investment-grade debt (so-called “junk bonds”).

•

Portfolio Managers may invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic changes.

•	Significant disruptions to the financial markets, including economic, natural and man-made disasters, could adversely affect the liquidity and volatility of securities held by the Investment Funds.

•

Portfolio Managers may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the performance of Investment Funds.

•

Portfolio Managers may seek to predict the direction of complex markets, including international securities, foreign currencies, and commodities, and may use highly volatile futures contracts and other derivative instruments which may magnify the potential volatility of the Shares.

•	Portfolio Managers may use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors.

•

Performance fees charged by Portfolio Managers may create incentives for Portfolio Managers to make investments that are riskier or more speculative than investments Portfolio Managers might make in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.

•

Portfolio Managers may focus on a particular industry or industries, which may subject its Investment Fund to greater risk and volatility than if investments had been made in issuers across a broader range of industries.

•

Portfolio Managers may focus on securities of non-U.S. issuers, including those located in foreign and developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.

•	Investment Funds may have a high portfolio turnover rate which may result in higher brokerage commissions and, therefore, lower investment returns.

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Investment strategies utilized by the Investment Funds may have limited capacity, and BAAM may not be able to allocate as much of the Master Fund’s assets to one or more Investment Funds or investment strategies as it desires.

•

Portfolio Managers may use derivatives (including, but not limited to, futures and forward contracts, swaps, and call and put options) for hedging and non-hedging purposes; derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

•

BAAM will have conflicts of interests that could interfere with its management of the Fund. Investments made on behalf of other clients of BAAM may restrict the Master Fund’s ability to purchase or sell certain Investment Funds under applicable law.

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A short sale of a security involves the theoretical risk of unlimited loss because of the potential for increases in the market price of the security sold short to continue indefinitely. A Portfolio Manager’s use of short sales, in certain circumstances, can result in significant losses.

•	The Investment Funds’ portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Portfolio Managers at substantial discounts or losses.

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As described in this Prospectus, the Master Fund may borrow money (or use leverage) to fund investments in Investment Funds, to satisfy repurchase requests and to obtain investment exposure to various markets or investment styles. Borrowing by the Master Fund could magnify significantly the potential volatility of the Shares. Although BAAM does not generally operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time.

•	The Master Fund may invest in put options or utilize futures contracts, both of which can be illiquid and subject the Master Fund to counterparty credit risk.

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The Master Fund generally purchases non-voting securities of, or contractually foregoes the right to vote in respect of, Investment Funds in order to prevent the Master Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Master Fund will not be able to vote to the full extent of its economic interest on matters that require the approval of investors in each Investment Fund, including matters that could adversely affect the Master Fund’s investment.

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To the extent the Master Fund invests in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

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The Investment Funds may take steps to attempt to reduce the exposure of their portfolios to interest rate changes; however, there can be no guarantee that the Investment Funds will take such actions or that the Investment Funds will be successful in reducing the impact of interest rate changes on their portfolios. Additionally, changes in government intervention by governmental financial regulators may have adverse effects on investments, volatility, and illiquidity in debt markets.

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The application of federal income tax requirements for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) to certain of the Fund’s or Master Fund’s investments, including the Master Fund’s investment in the Subsidiary, is uncertain. As a result, it may be difficult for the Master Fund or the Fund to satisfy the 90% gross income, diversification, and/or distribution requirements described below. The Fund would almost certainly be unable to satisfy the requirements for treatment as a regulated investment company if the Master Fund were to fail to meet those requirements and not to cure that failure (as described below). Failure to satisfy any one of these requirements for treatment as a regulated investment company could subject the Fund and/or the Master Fund to corporate income or other taxes at the fund level and could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions to Investors.

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The Master Fund’s intention to qualify as a regulated investment company may in some cases prevent it from taking advantage of attractive investment opportunities or may force it to liquidate investments at disadvantageous times or prices.

An investment in the Fund should be considered a speculative investment that entails substantial risks and includes alternative investment and trading strategies not employed by traditional registered investment companies. You should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

See “Risks” below for more information regarding the risks of an investment in the Fund.

Investment Manager (BAAM):	The Blackstone Group L.P. (“Blackstone”), founded in 1985, is one of the world’s largest alternative investment and advisory firms. BAAM, the Hedge Fund Solutions group within Blackstone, was founded in 1990 to manage the internal assets of Blackstone by creating a diversified portfolio of hedge fund investments to offset the equity exposure of Blackstone’s other businesses. BAAM, a Delaware limited partnership and registered investment adviser under the Advisers Act, serves as the investment manager for the Fund and the Master Fund. BAAM is located at 345 Park Avenue, 28th Floor, New York, New York 10154.

BAAM advises corporate investors, public investors, union pension funds, sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts, and other institutional investors. As of March 31, 2018, BAAM had approximately $78.7 billion (unaudited) in assets under management. For more information regarding BAAM, see “Management of the Fund—BAAM.”

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process, which is based on rigorous evaluations (incorporating, among other things, in-person meetings and assessments) of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction.

BAAM and its affiliates, their individual members and employees, and funds and accounts managed by any of them currently maintain significant proprietary investments, totaling approximately $2.1 billion (as of March 31, 2018; unaudited) invested in BAAM-advised portfolios.

Conflicts of Interest:	BAAM devotes to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s activities. Investment activities by BAAM and its affiliates, including the establishment of other investment funds and the provision of advisory services to discretionary or non-discretionary separate accounts, give rise to conflicts of interest. BAAM and its affiliates also engage in business activities unrelated to the Fund that create conflicts of interest. See “Conflicts of Interest.”

Management Fee:	In light of BAAM’s arrangements with the Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master Fund, BAAM will not charge the Fund a management fee with respect to any period during which the only investment security held by the Fund is that of another registered investment company, such as the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and Master Fund. On a quarterly basis, the Master Fund will pay BAAM a management fee (the “Management Fee”) in arrears that will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to the payment of the Management Fee, any purchases or repurchases of Master Fund shares, or any distributions by the Master Fund.

Investor Eligibility:	Shares will be sold only to persons who are “accredited investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). These persons are referred to as Eligible Investors in this Prospectus. See “Subscription for Shares—Eligible Investors.”

If they are accredited investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh Plans, may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.

Thus, BAAM will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes an Investor, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Minimum Investment:	The minimum initial investment in the Fund by an investor is $25,000, and the minimum subsequent investment in the Fund by an investor is $5,000. BAAM may waive these requirements from time to time in its sole discretion. Financial intermediaries may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary for further information.

Subscription for Shares:	Shares are being offered on a continuous basis with monthly opportunities for purchases at the net asset value per share plus any applicable sales loads, as described in this Prospectus. The Fund,in the discretion of the Fund’s Board, may sell Shares to new investors and may allow existing Investors to purchase additional Shares, generally as of the first Business Day (a “Business Day” is any day on which the New York Stock Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

The full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the date as of which Shares are to be issued (the “Effective Date”) or at such later time as permitted by the Fund or BAAM in its sole discretion. Financial intermediaries may impose additional, potentially earlier, deadlines to receive funds prior to subscriptions. Contact your financial intermediary for further information. Shares are issued at net asset value per share as of the Effective Date. Notice of each Share transaction is furnished to the Investor (or its financial intermediary) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares generally will be available within 30 days after the Effective Date; at that time, the number of Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective Investor must complete the subscription documents, in which the investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued. However, in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted. Financial intermediaries may impose additional, potentially earlier, deadlines to receive subscription documents. Contact your financial intermediary for further information. For more information, see “Subscription for Shares—The Offering.”

Distributor; Selling Agents:	The Distributor, an affiliate of BAAM, acts as the distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. Shares are sold subject to a maximum sales load of up to 3.00%. Brokers and dealers that have entered into selling agreements with the Distributor (each, a “Selling Agent” and together, the “Selling Agents”) typically receive the sales load with respect to the Shares purchased by their Investors. The Distributor does not receive any portion of the sales load. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

In addition, BAAM and/or its affiliates typically pay additional compensation, out of their own assets and not as an additional charge to the Fund or the Master Fund, to Selling Agents in connection with the sale and/or distribution of Shares or the servicing of Investor accounts. For more information regarding this additional compensation, see “Subscription for Shares—Distribution Arrangements.”

Distributions; Automatic Dividend Reinvestment Plan:	The Fund pays dividends at least annually in amounts representing substantially all of the net investment income of the Fund, if any, earned each year. The Fund also pays substantially all net realized capital gain, if any, to Investors at least annually.

Dividends and capital gain distributions paid by the Fund are reinvested in additional Shares as part of the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”) unless an Investor “opts out” (elects not to reinvest in Shares) or is otherwise ineligible. Investors may opt out by indicating that choice on the subscription documents. Investors may also change their election at any time by contacting the Administrator (as defined below). Investors who choose to tender Shares in connection with the Fund’s offer to repurchase Shares (as described below under “Repurchases”) will be automatically terminated from the DRIP with respect to those Shares that the Fund repurchases as of the applicable Tender Valuation Date (as defined below in “Repurchases and Transfers of Shares—Repurchases of Shares”). Any distributions due but not yet paid as of that date with respect to repurchased Shares will be paid in cash on the scheduled dividend payment date. Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last Business Day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.

Fund Expenses:	The Fund bears its own expenses, including, but not limited to, fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance, interest, its Board of Trustees, legal services, audit services, tax preparation, investment banking, risk management, and indemnification; tax and other operational expenses, such as broker-dealer expenses; and extraordinary expenses. The Fund bears indirectly its pro rata share of the Master Fund’s expenses. The Fund also bears the expenses incurred in connection with the organization of the Fund and in the offering and sale of its Shares and, indirectly, the costs associated with the organization of the Master Fund and other expenses of the Master Fund, including the Management Fee. As described below under “Management of the Fund—Management Agreement,” BAAM has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s “Specified Expenses” (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses), subject to recapture by BAAM if the estimated annualized Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for a given month subsequently fall below 0.35% within the three year period after BAAM bears the expense.

Master Fund Expenses:	The Master Fund bears its own fees and expenses, including the Management Fee. It also pays fees and expenses incidental to the purchase, holding, and sale of interests in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Investment Fund and recurring investment expenses, including custodial costs, brokerage costs, and interest charges with respect to investments and any other expenses which the Board of Trustees determines to be directly related to the investment of the Master Fund’s assets, including investment-related due diligence expenses (including, but not limited to, travel expenses). These expenses are indirectly borne, on a pro rata basis, by the Fund, and therefore also by the Investors.

Repurchases:

The Fund is organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be available only through limited tender offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risks Associated with BAAM and the Operation of the Fund—Liquidity Risks.”

No Investor has the right to require the Fund to redeem Shares; however, the Fund may from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by Investors.

Repurchases will be made at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board of Trustees will consider the recommendations of BAAM. BAAM expects that it will recommend to the Board of Trustees that the Fund offer to repurchase a portion of the Shares from Investors four times each year, effective March 31, June 30, September 30 and December 31. The Board of Trustees will typically consider the following factors, among others, in making this determination: (i) whether any Investors have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 5–25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis, unless the offer is increased in accordance with the repurchase documents. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date within the 12-month period following the original issue date of those Shares will be subject to a repurchase fee at a rate of 2.00% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year, but would incur an early withdrawal fee for participating in a repurchase offer with an earlier Tender Valuation Date. Payment of the early withdrawal fee is made by netting the fee against the repurchase proceeds. The early withdrawal fee is retained by the Fund for the benefit of remaining Investors. The Fund may, in its sole discretion, waive the early withdrawal fee in certain cases (e.g., in case of a repurchase request by an Investor following a transfer by operation of law). Any such waiver does not imply that the early withdrawal fee will be waived at any time in the future. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee is calculated on a first-in/first-out basis. Shares acquired through the Fund’s DRIP are not considered to be part of a separate subscription and do not trigger a new issue date for those Shares. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund may effect a compulsory repurchase of all or a portion of an Investor’s Shares to the extent consistent with applicable law and if the Board deems it advisable to do so, taking into account the interests of the Fund and its Investors. In such cases, the Fund may, in its sole discretion, waive the early withdrawal fee, if applicable. See “Repurchases and Transfers of Shares—Forced Redemption.”

The Fund’s repurchase offers are subject to additional terms, conditions, and restrictions. For more information concerning repurchases, see “Risks Associated with BAAM and the Operation of the Fund—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Although the Fund intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any shares you tender will be repurchased. In the event that the Fund does not at least once during any 24-month period offer to repurchase any of the Shares tendered in accordance with the procedures determined by the Board from time to time, the Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved.

Transferability of Shares:	There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which may be granted or withheld in its sole discretion. Transfers of Shares effected without compliance with the Declaration of Trust will not be recognized by the Fund.

Valuations:

The Administrator calculates the net asset value of the Fund as of the close of each fiscal period, which generally is expected to be the close of business on the last Business Day of each month, in accordance with procedures established by the Board of Trustees. The Board may, however, in its sole discretion, elect to use any other period as a fiscal period, and may elect to determine the Fund’s net asset value at any other time. In most cases, the Fund values its assets in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) based on valuations reported by the Master Fund, which in turn, in most cases, values its assets in accordance with valuations reported by the Portfolio Managers, although the Fund and the Master Fund have discretion to use other valuation methods. The Administrator and BAAM may not have the ability to assess the accuracy of valuations reported by Portfolio Managers. Also, valuations are reported to the

Master Fund based on interim unaudited financial records of Investment Funds, and are estimates subject to adjustment. See the section entitled “Determination of Net Asset Value” for more information.

Summary of Tax Matters:	The Fund intends to qualify and be eligible to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its income and gains are timely distributed to Investors. In order to so qualify and be eligible, the Fund must, among other things, satisfy the diversification, 90% gross income and distribution requirements (see “Tax Considerations” below). The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated each year as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

Because the Fund invests substantially all of its assets in the Master Fund, if the Master Fund were to fail to satisfy the diversification, 90% gross income, or distribution requirement and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. The application of these RIC requirements to certain of the Master Fund’s investments is uncertain. In particular, among other requirements, in order to qualify as a RIC the Master Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. The Master Fund takes the position that income from its investment in the Subsidiary will constitute “qualifying income.”

The rules regarding the circumstances in which income earned by the Master Fund through the Subsidiary is treated as “qualifying income” for purposes of the 90% gross income requirement are unclear and currently under consideration (see “Tax Considerations” below). It is possible that the Internal Revenue Service (“IRS”) will take the position that all or a portion of such income does not constitute qualifying income, including retroactively; if the IRS were successful in this position, the Master Fund might well not meet the 90% gross income requirement. As a result, there can be no assurance that the Fund or the Master Fund will be able to qualify or maintain its qualification for treatment as a RIC. Failure to so qualify or to maintain such qualification could subject the Fund and the Master Fund to regular corporate income taxes. Please see “Tax Considerations” below for additional information.

In addition, if any income earned by the Subsidiary or any Investment Funds in which the Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to U.S. taxes, which could significantly reduce shareholders’ returns on their investments in the Fund. See “Tax Considerations” below.

The Master Fund’s investments in Investment Funds will likely give rise to taxable income in excess of the cash distributed to it by those Investment Funds. Thus, the Master Fund may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4%excise tax. There can be no assurances that the Master Fund will be successful in generating sufficient cash to make the required distributions to maintain its eligibility to be treated as a RIC and to avoid the imposition of a federal income tax or a nondeductible 4% excise tax.

Dividends and capital gain distributions paid by the Fund are reinvested in additional Shares pursuant to the DRIP unless an Investor “opts out” or is otherwise ineligible to participate in the DRIP. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of any dividend (including the portion payable in Shares) as ordinary dividend income (or, to the extent applicable, as a capital gain dividend, as defined below) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

Reports:	The Fund distributes a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period, respectively. Any Investor may request from the Administrator an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Borrowings:

Subject to limitations imposed by the 1940 Act, the Fund and Master Fund (as applicable) may borrow money from time to time. The Fund and Master Fund (as applicable) currently intend to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing Shares of the Fund/Master Fund in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) making investments in Investment Funds prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments), and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. Although BAAM does not generally intend to operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time as a result of, for example, a decline in the securities markets that results in the illiquidity of a significant portion of the Fund’s investments. See

“Risks Associated with BAAM and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged.”

Exculpation, Indemnification, etc.:	Under each of the Fund’s and the Master Fund’s Declaration of Trust, each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s or the Master Fund’s request as directors, officers, or trustees of another organization in which the Fund or the Master Fund, as applicable, has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit, or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund or was at least not opposed to the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding. See “Description of Shares.”

Term:	The Fund will continue indefinitely until the Board determines that it is in the best interests of the Fund to cease operations permanently or the Fund is terminated pursuant to the terms of the Declaration of Trust.

Administrator:	Each of the Fund and the Master Fund has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”). The Administrator is responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (a) maintaining corporate and financial books and records of the Fund and the Master Fund, (b) providing administration services, and (c) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund.

Distributor:	Blackstone Advisory Partners L.P.

Transfer Agent:	State Street Bank and Trust Company.

Independent Registered Public Accounting Firm:	Deloitte & Touche LLP

Custodian:

State Street Bank and Trust Company (the “Custodian”) acts as custodian to the Fund pursuant to an agreement among the Custodian, the Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Multi-Strategy Fund. In furtherance of its duties to the

Fund, the Custodian may appoint sub-custodians from time to time. Other entities may be appointed in the future to provide custodial services to the Fund.

The Bank of New York Mellon Corporation acts as custodian to the Master Fund pursuant to an agreement between it and the Master Fund.

Fiscal Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31, and for tax purposes the Fund’s fiscal year is the 12-month period ending on October 31.

Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Shares. The direct and indirect expenses associated with investing in a “fund of funds,” such as the investment program provided by the Fund and the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment funds. This is because of the expectation that Investors in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level), a single layer of incentive fees (at the Investment Fund level), and other expenses at the Fund level, the Master Fund level, and the Investment Fund level. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by BAAM to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. The fees and expenses charged at the underlying fund level are estimated in the table below under the caption “Acquired Fund Fees and Expenses.” Investors in the Fund will bear indirectly fees and expenses of the Master Fund and fees and expenses of the Investment Funds, both of which are reflected in the following table and the examples below. The Investment Fund fees are described below in the section “Risks Associated with BAAM and the Operation of the Fund—Duplicative Payments and Expenses.”

Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)	3.00%

Maximum Repurchase Fee(2)	2.00%

Annual Expenses (as a percentage of net assets of the Fund):

Management Fee(3)	1.25%

Distribution and Service Fee(4)	0.85%

Other Expenses(5)	0.37%

Acquired Fund Fees and Expenses(6)	5.18%

Total Annual Expenses	7.65%

Fee Waiver/Expense Reimbursement and/or Repayment(7)	0.03%

Total Annual Expenses After Fee Waiver/Expense Reimbursement and/or Repayment	7.68%

(1)

The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund may be offered through other brokers or dealers (“Selling Agents”) that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to the Shares purchased by their Investors. The Distributor does not receive any portion of the sales load. Shares are sold subject to a maximum sales load of up to 3.00%. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

(2)

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares is subject to a repurchase fee at a rate of 2.00% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). Payment of the early withdrawal fee is made by netting the fee against the repurchase proceeds. The early withdrawal fee is retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee is calculated on a first-in/first-out basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

(3)

On a quarterly basis, the Master Fund pays a management fee in arrears that will accrue monthly at an annual rate of 1.25% based on the Master Fund’s net asset value at the end of such month before giving effect to the payment of the management fee or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Master Fund’s management fee is borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Fund’s contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with BAAM is also 1.25%; however, pursuant to its Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund.
(4)

The Fund pays the Distributor an ongoing fee (the “Distribution and Service Fee”) at an annualized rate of 0.85% of the average net assets of the Fund. The Distribution and Service Fee consists of compensation at a rate of 0.60% for the sale and marketing of the Shares and 0.25% for services provided to Investors (such as responding to inquiries from Investors and providing Investors with information about their investments in the Fund). The Distributor may pay all or a portion of the Distribution and Service Fee to the Selling Agents that sell Shares of the Fund. The Fund operates pursuant to an exemption granted by the Financial Industry Regulatory Authority (“FINRA”) that applies FINRA Rule 2341 to the ongoing Distribution and Service Fee payments made by the Fund. FINRA Rule 2341 governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies and/or closed-end interval funds, among other entities. See “Subscription for Shares—Distribution Arrangements” below.

(5)

Based upon expenses incurred during the fiscal year ended March 31, 2018. “Other Expenses” include professional fees and other expenses, including, without limitation, administration fees, investor servicing fees, custody fees, trustee fees, insurance costs, financing costs (resulting from credit facilities used as bridge financing for portfolio management purposes, not to leverage investments), fees and expenses relating to the Subsidiary, and other expenses that the Fund bears directly and indirectly through the Master Fund.

(6)

Estimated amounts for the current fiscal year are based upon fees and expenses of the Investment Funds in which the Master Fund invested during the year ended March 31, 2018. “Acquired Fund Fees and Expenses” are based on the assets invested in each Investment Fund and the fees and expenses including incentive fees or allocations charged by each Investment Fund. The Investment Funds in which the Master Fund invests generally charge between 10% and 30% of net profits as an incentive fee or allocation. Amounts incurred by the Master Fund may be substantially higher or lower in the future because the performance of the Investment Funds may fluctuate and the Master Fund may invest in different Investment Funds from time to time.

(7)

Through August 31, 2020, BAAM has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s “Specified Expenses” including the Fund’s pro rata share of the Master Fund’s Specified Expenses will not exceed 0.35% (annualized). The Fund has agreed to repay these amounts, when and if requested by BAAM, but only if and to the extent that the estimated annualized Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for a given month are less than 0.35% (or any lower limit then in place at the time the applicable fees were waived or expenses were reimbursed) within the three year period after BAAM bears the expense. This arrangement cannot be terminated prior to August 31, 2020 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred by the Fund and the Fund’s pro rata share of all expenses incurred by the Master Fund with the exception of (i) the Management Fee, (ii) the Distribution and Service Fee, (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (in each case, as determined in the sole discretion of BAAM). See “Management of the Fund—Expense Limitation Undertaking” below.

Example:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$122	$244	$378	$681

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Management of the Fund.”

The “Example” is based on the expenses set forth in the table above and should not be considered a representation of the Fund’s future expenses. The expense reimbursement noted above is only taken into account through August 31, 2020 in the Example. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase. Similarly, if the Investment Funds’ actual net rates of return exceed 5%, the dollar amounts could be significantly greater as a result of the Investment Funds’ performance-based fees.

Financial Highlights

The information contained in the table below sets forth selected information derived from the financial statements contained in the Fund’s annual reports for the six years during which the Fund has been operational. This information has been audited by Deloitte & Touche LLP.

Deloitte & Touche LLP’s report, along with the Fund’s financial statements, is included in the annual report for the year ended March 31, 2018 (the “Annual Report”). The information provided below should be read in conjunction with the Annual Report and the semi-annual report and the notes accompanying each report. The Fund’s Annual Report and semi-annual report have been filed with the SEC and are available on the SEC’s website at http://www.sec.gov, and are also available upon request by calling 1-855-890-7725. The Fund’s financial statements for the year ended March 31, 2018 are incorporated by reference into the Fund’s SAI, dated July 31, 2018, which is available upon request.

Blackstone Alternative Alpha Fund

Financial Highlights

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Operating Performance:
Net asset value, Beginning of Year	$1,148.21	$1,085.30	$1,260.80	$1,164.11	$1,077.70	$1,000.00
Income/(loss) from investment operations:
Net investment loss[1]	-11.61	-11.50	-12.22	-11.52	-10.12	-1.84
Net realized and unrealized gain/(loss) from investments	55.97	118.90	-132.60	119.39	96.47	85.33

Net income/(loss) from investment operations	44.36	107.40	-144.82	107.87	86.35	83.49
Distribution to shareholders from ordinary income	-9.35	—	—	—	—	—
Distribution to shareholders from net realized capital gains	-31.86	-44.54	-30.71	-11.29	—	-5.81

Early withdrawal fee	0.01	0.05	0.03	0.11	0.06	0.02

Net asset value, End of Year	$1,151.37	$1,148.21	$1,085.30	$1,260.80	$1,164.11	$1,077.70

Financial Ratios:
Distribution and service fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Other expenses to average net assets for the Fund before repayment/(reimbursement) to/from Investment Manager	0.12%	0.11%	0.09%	0.10%	0.38%	1.16%
Repayment/(Reimbursement) to/from Investment Manager[2]	0.03%	0.06%	0.09%	0.00%	-0.33%	-1.83%

Total expenses to average net assets for the Fund after repayment/ (reimbursement) to/ from Investment Manager[3]	1.00%	1.02%	1.03%	0.95%	0.90%	0.18%

Net investment loss to average net assets for the Fund	-1.00%	-1.02%	-1.03%	-0.95%	-0.90%	-0.18%

Portfolio turnover[4]	2.47%	13.15%	8.97%	8.68%	10.30%	9.01%

Total return	3.89%	10.07%	-11.63%	9.31%	8.02%	8.38%

Net assets, End of Year (000s)	$704,802	$782,803	$866,873	$781,691	$520,851	$196,429

[1]	Calculated using average Shares outstanding during the year.
[2]	The repayment/reimbursement includes expenses incurred by the Fund and the Master Fund.
[3]	In accordance with the Expense Limitation and Reimbursement Agreement, Specified Expenses of the Master Fund are included in the limitation of the Expense Cap. The expenses of the Master Fund represent 1.50%, 1.48%, 1.45%, 1.53%, 1.56%, and 2.27% on an annualized basis, of average net assets for the Fund for the years ended March 31, 2018, March 31, 2017, March 31, 2016, March 31, 2015, March 31, 2014, and March 31, 2013, respectively. The net expense ratio for the Fund, including the applicable Master Fund expenses, is 2.50%, 2.50%, 2.48%, 2.48%, 2.46%, and 2.45% on an annualized basis, for the years ended March 31, 2018, March 31, 2017, March 31, 2016, March 31, 2015, March 31, 2014, and March 31, 2013, respectively.
[4]	The Fund is invested solely in the Master Fund; therefore, this ratio reflects the portfolio turnover of the Master Fund.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The computation of such ratios does not reflect the Fund’s share of the income and expenses of the underlying Investment Funds held by the Master Fund. The individual shareholder’s total return may vary from this total return based on the timing of capital transactions.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Financial Highlights

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Operating Performance:
Net asset value, Beginning of Year	$1,190.72	$1,073.77	$1,234.31	$1,160.74	$1,077.79	$1,000.00
Income/(loss) from investment operations:
Net investment loss[1]	-16.20	-14.16	-15.48	-18.30	-17.68	-23.23
Net realized and unrealized gain/(loss) from investments	74.00	133.39	-114.95	136.51	114.37	102.99

Net income/(loss) from investment operations	57.80	119.23	-130.43	118.21	96.69	79.76
Distributions to shareholders from ordinary income	-19.10	-2.28	—	—	—	—
Distributions to shareholders from net realized capital gains	-28.50	—	-30.11	-44.64	-13.74	-1.97

Net asset value, End of Year	$1,200.92	$1,190.72	$1,073.77	$1,234.31	$1,160.74	$1,077.79

Financial Ratios:
Expenses to average net assets	1.48%	1.46%	1.45%	1.53%	1.57%	2.28%

Net investment loss to average net assets	-1.33%	-1.25%	-1.33%	-1.53%	-1.56%	-2.27%

Portfolio turnover	2.47%	13.15%	8.97%	8.68%	10.30%	9.01%

Total return	4.90%	11.11%	-10.70%	10.33%	8.98%	7.99%

Net assets, End of Year (000s)	$769,012	$863,662	$944,402	$815,598	$533,309	$196,348

[1]	Calculated using average shares outstanding during the year.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The ratios do not reflect the consolidated Master Fund’s share of the income and expenses of the underlying Investment Funds.

Blackstone Registered Funds Privacy Policy

Rev May, 2016

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds Share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Income Fund.
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.

Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Use of Proceeds

The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund invests substantially all of its assets in the Master Fund.

Although the Fund invests substantially all of its assets in the Master Fund, it may withdraw from the Master Fund and may invest directly in Investment Funds and/or other securities and financial instruments under certain circumstances, including, but not limited to, circumstances in which investors other than the Fund acquire control of the Master Fund, in which case the Fund would be subject directly to the risks described in this Prospectus. The Master Fund currently has one investor in addition to the Fund—another registered investment company managed by BAAM. See “Investment Objective and Strategies” and “Risks.”

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund’s and the Master Fund’s investment objective and principal strategies, the Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash, or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will invest the proceeds in a timely manner, or if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment Objective and Strategies

Investment Objective

The Fund’s investment objective is to seek to earn attractive long-term risk-adjusted returns. Risk-adjusted returns reflect that the Fund is managed to target, among other things, lower volatility than traditional equity markets and therefore the Fund’s performance is not expected to track traditional equity markets on an absolute basis. There can be no assurance that the Fund will achieve its objective or avoid significant losses. The Fund’s investment objective is not fundamental and can be changed by the Board of Trustees without shareholder approval.

Investment Strategy

The Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund generally allocates its investments among a number of Portfolio Managers, Investment Funds, markets, trading styles, and asset categories to seek to produce attractive returns. The Master Fund may also obtain exposure to Investment Funds by investing in debt instruments, such as promissory notes, issued by an Investment Fund. In addition, the Master Fund may, under limited circumstances, invest or trade directly in securities and financial instruments for hedging purposes. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style, or asset category. However, the 1940 Act and the Code may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund. The Master Fund expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies (and, in particular, equity long/short strategies), although such exposure can change over time. The Fund seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets.

The Master Fund’s principal investment strategy is to allocate its capital among a select group of independent managers whose investment strategies involve the application of non-traditional methods of investing. BAAM has managed “multi-manager” funds since 1990 and has developed a robust process for evaluating, selecting, and monitoring outside managers. BAAM devotes significant resources to its due diligence and evaluation efforts with the goal of identifying Portfolio Managers with investment styles and strategies that BAAM believes may assist the Master Fund and the Fund achieve their investment objectives. BAAM generally considers the following factors as part of its Portfolio Manager screening process for the Master Fund, although the factors considered from time to time or with respect to any one or more Portfolio Managers may vary and may include only some or none of the factors listed below or other factors that are not listed below.

Attractive Long-Term Risk-Adjusted Investment Performance: BAAM seeks to choose non-traditional Portfolio Managers that it believes will produce attractive long-term, risk-adjusted performance returns over a full market cycle.

Skilled Application of Non-Traditional Investment Techniques: BAAM believes that attractive risk-adjusted investment returns sometimes can be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Master Fund generally invests its funds with Portfolio Managers that use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

Opportunistic Approach to Investing: Among the Portfolio Managers sought by the Master Fund are “opportunistic” managers that are willing to make substantial investments based on the direction the Portfolio Manager anticipates a particular market, markets or individual securities will take. In many cases, these Portfolio Managers make “directional investments” and frequently use substantial leverage to attempt to produce attractive returns. While the Master Fund expects periods when Portfolio Managers using non-traditional techniques will produce returns that greatly exceed the returns from more traditional investment strategies, the Master Fund also expects periods when such Portfolio Managers may produce significant losses and returns that fall short, in some cases significantly short, of those produced by more traditional approaches.

Clearly Defined Investment Philosophy: BAAM’s experience is that understanding a Portfolio Manager’s investment philosophy not only allows a better understanding of that Portfolio Manager’s expected rate of return, but it will also advance the Master Fund’s overall portfolio construction. Generally, the more clearly defined the investment philosophy, the more comfortable BAAM is with its decision to invest the Master Fund’s assets with a given Portfolio Manager.

Management Stability and Committed Investment Professionals: BAAM believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

Ongoing Monitoring: Once selected, the performance of each Portfolio Manager is regularly reviewed, and new Portfolio Managers are identified and considered on an on-going basis. In addition, the allocation of the Master Fund’s assets among Portfolio Managers, approaches and styles will be regularly monitored and, when required by performance results or changing economic conditions, adjusted.

The Master Fund invests in Investment Funds that pursue distinct investment strategies. Although the scope of Investment Funds’ strategies is wide and new strategies in which the Master Fund may invest may emerge in the future, the target strategies of the Master Fund presently include, but are not limited to, the following strategies. As noted above, the Master Fund expects under normal circumstances to have exposure predominantly to Investment Funds with equity-based strategies (and in particular, equity long/short strategies), although such exposure can change over time.

Equity Long/Short Strategies: “Equity long/short,” also known as “equity hedge,” strategies combine core long and short positions in stocks, stock indices, or derivatives related to the equity markets. Equity long/short Portfolio Managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions by purchasing perceived undervalued securities and selling perceived overvalued securities to generate returns and to reduce a portion of general market risk. In generating non-market related returns, this investment approach emphasizes a Portfolio Manager’s discretionary approach based on fundamental research. Equity long/short strategies may have particular areas of focus, such as, among others, the following:

Diversified Sector: Diversified sector equity long/short Portfolio Managers invest in a number of industry sectors.

Sector Specific: Sector specific equity long/short Portfolio Managers invest in specific industry sectors, such as, among others, technology, healthcare, and financial industries.

Activist: Activist equity long/short Portfolio Managers invest in securities of companies which are the subject of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks.

Additional Strategies: The Master Fund also invests in Investment Funds that may invest in some or all of the equity long/short strategies described above and/or additional strategies such as, among others, one or more trading-oriented, event-driven and relative value strategies:

Trading-Oriented: Trading-oriented Portfolio Managers may use a variety of strategies, such as, among others, the following:

•

Macro: A global macro trading strategy involves investing in equity, fixed-income, foreign exchange or commodity markets around the world. Macro Portfolio Managers focus on underlying macroeconomic fundamentals in developing their investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth, or inflation all may be considered in developing a market view. Portfolio Managers establish opportunistic long or short market positions to seek to benefit from anticipated market moves. Macro Portfolio Managers tend to make significant use of derivatives and leverage.

•

Discretionary: A discretionary trading strategy is similar to a global macro strategy in that it involves constructing long and short market positions around fundamental macro-economic or technical views. The primary distinction is that this strategy tends to be more focused on one or two subsets of global capital markets. For example, a discretionary Portfolio Manager may focus on foreign exchange and bond trading in the Group of Ten (G10) markets. Other Portfolio Managers in this category may focus on less efficient markets, such as base metals, where they believe that it is possible to maintain an informational edge over the market. Discretionary Portfolio Managers tend to make significant use of derivatives and leverage.

•

Systematic: This trading strategy generally involves the trading of listed financial or commodity futures and interbank currencies in markets around the world. Systematic Portfolio Managers tend to utilize sophisticated technical models to analyze price and market data to identify trends across a broad range of markets. Derivative instruments may be used by systematic Portfolio Managers to leverage their portfolios.

•

Emerging Markets: This trading strategy involves investment in the equity, fixed-income, or currency markets of less developed countries. The liquidity and market capitalization of emerging markets is very limited. As a result, financial instruments in these markets tend to be correlated to each other. Short-term capital flows can be volatile and can cause emerging markets to move up together and, when flows reverse, to fall in unison. Governments in some emerging markets have manipulated markets to squeeze out short sellers, and have periodically imposed structural impediments to short selling. This can often make short selling difficult for Portfolio Managers who want to control downside risk in adverse market environments. As a consequence, most emerging market Portfolio Managers tend to have a long bias to equities. Investment Funds in the emerging markets trading category tend to make significant use of derivatives and leverage.

Event Driven: “Event driven” trading strategies seek to earn excess return through the purchase and sale of securities based on anticipated outcomes of company-specific or transaction-specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations, and share buybacks. Event driven strategies include, among others, the following:

•

Risk (Merger) Arbitrage: Merger arbitrage Portfolio Managers seek to profit by taking advantage of differences between the current market price of a security and its expected future value based on the anticipated outcome of a potential merger.

•

Distressed Securities: Distressed securities Portfolio Managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related transactions).

•

High Yield: High yield Portfolio Managers generally invest in bonds and preferred securities of companies involved in anticipated situations offering a higher rate of interest or dividends and which are rated in lower rating categories by various credit rating agencies.

•

Special Situations: Special situations Portfolio Managers seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or a significant alteration in the company’s strategy or product mix.

Relative Value: Relative value includes a range of different investment strategies. These strategies focus on generating profits by exploiting the difference in price between related instruments (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market. Generally, relative value Portfolio Managers buy a position in one instrument and sell an equivalent amount of another instrument with the expectation, often based on mathematical analysis, that the prices of the two instruments are not only historically related but also that they have deviated from their historical trading patterns. Profits may be generated if this unusual price deviation diminishes, and the prices of the two related instruments return to their historical trading patterns. The Investment Funds may utilize, among others, the following relative value strategies:

•

Equity Market Neutral/Statistical Arbitrage: Equity market neutral strategies seek to generate profits through the successful selection of equity securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements by simultaneously taking long and short positions in or with respect to “matched” equities in approximately equal volumes. Statistical arbitrage is a relative value, “systematic” (meaning largely automated) trading strategy that seeks to exploit short-term and long-term relationships among stock prices and volatility.

•

Long/Short Credit: Long/short credit strategies seek to generate profits through the successful selection of credit securities while reducing the effects of market-wide or, in some cases, industry or sector-wide price movements.

•

Convertible Arbitrage: Convertible arbitrage strategies generally involve the simultaneous purchase and short sale of issues of the same issuer. Often, the arbitrage involves the purchase of a convertible bond issued by the issuer and the short sale of that issuer’s common stock. Convertible bonds are vulnerable to market risk, and, as to the issuers of the bonds selected for investment, there is risk of bankruptcy or significant credit risk. Portfolio Managers may also seek to either hedge out or take on additional credit risk and interest rate risk.

•

Fixed Income Arbitrage: Portfolio Managers using fixed income arbitrage strategies analyze a variety of fixed income securities across several markets. These strategies seek to exploit pricing inefficiencies between related fixed income securities, while neutralizing exposure to interest rate risk. Losses may be incurred from spread positioning due to price differentials. Fixed income arbitrage Portfolio Managers tend to utilize significant amounts of leverage, take both long and short positions, and employ options, futures and other derivative strategies. Portfolio Managers using this strategy also may trade various mortgage securities. These securities and derivatives may further increase the leverage in the Investment Funds.

The descriptions above reflect BAAM’s current expectations regarding the strategies that are used by the Investment Funds in which the Master Fund invests. Some Investment Funds pursue a multi-strategy approach that includes multiple strategies described above. A Portfolio Manager has significant latitude when managing an Investment Fund it oversees and the Portfolio Manager could make changes to the strategy used by an Investment Fund, or the way the strategy is implemented, while the Master Fund is invested in the Investment Fund.

The Master Fund may invest a portion of its assets (but not more than 25%) in the Subsidiary. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund.

The Master Fund may invest in securities and utilize financial instruments, including, but not limited to, forward contracts, currency options, and interest rate swaps, caps, and floors for hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates; (ii) protect the unrealized gains in the value of portfolio positions; (iii) facilitate the sale of any such investments; (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio; (v) hedge the interest rate or currency exchange rate on any liabilities or assets; (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date; or (vii) for any other reason that BAAM deems appropriate. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure. The Master Fund can use both European-style and American-style options. The Master Fund may purchase and sell both exchange-traded and over-the-counter options.

Non-Fundamental Investment Policy

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of any borrowings (if any) for investment purposes, will be invested, directly or indirectly through the Subsidiary, or held pending investment in, Investment Funds. The forgoing policy is not a fundamental policy and may be changed by the Board of Trustees of the Master Fund without the approval of any direct shareholders of the Master Fund or the approval of the Investors; however, the Master Fund and the Fund intend to provide Investors with at least 60 days’ written notice of any change to such policy.

Risks

The sources of risk and return may vary from strategy to strategy. If an investment strategy is included in the Master Fund’s portfolio, it may be represented by investments in more than one Investment Fund. The following descriptions of investment strategies and related risks are not intended to be complete explanations of the strategies described and the related risks, and do not include all possible investment strategies or methods that Investment Funds may use.

Investment in the Fund involves a high degree of risk and includes alternative investment and trading strategies. The Shares are suitable for investment only by sophisticated individuals and institutions for which an investment in the Fund does not represent a complete investment program and who fully understand and are capable of assuming the risks of an investment in Shares. The following considerations should be carefully evaluated before making an investment in Shares.

Investment and Trading Risks in General

All securities and related investments risk the loss of capital. No guarantee or representation is made that the Fund’s program will succeed. The Master Fund’s investment program includes investments in Investment Funds and the selection of Portfolio Managers to manage the Master Fund’s assets. These Portfolio Managers may utilize such investment techniques as short sales, substantial leverage, securities lending, investments in non-marketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, non-U.S. currency transactions, and highly concentrated portfolios, among others, which could under certain circumstances magnify the impact of any negative market or investment developments. More specifically, BAAM seeks out Portfolio Managers who have demonstrated the ability, under certain conditions, to generate returns in excess of those available from traditional investment opportunities. Many of these Portfolio Managers have also experienced substantial losses in the past over relatively short periods of time. See “Risks Associated with BAAM and the Operation of the Fund—Diversification” below.

General Economic and Market Conditions

The success of the Investment Funds’, and, therefore, the Fund’s, activities are affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Investment Funds’ investments), trade barriers, currency exchange controls, national and international political circumstances (including wars, terrorist acts or security operations), and natural and man-made disasters (including power, communications or other service outages, and catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes or terrorist incidents). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Investment Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Investment Funds’ profitability or result in losses. The Investment Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets—the larger the positions, the greater the potential for loss. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation.

Interest Rate Risk

Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Furthermore, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. The Investment Funds may take steps to attempt to reduce the exposure of their portfolio to interest rate changes; however, there can be no guarantee that the Investment Funds will take such actions or that the Investment Funds will be successful in reducing the impact of interest rate changes on their portfolios. In recent periods, interest rates in the United States have been at or near historically low levels. Governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain these historically low interest rates. However, the U.S. Federal Reserve ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Accordingly, the Fund’s investments in fixed income securities face an increased exposure to the risks associated with rising interest rates. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. This and other changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

Systemic Risk

Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund, the Master Fund and the Investment Funds interact on a daily basis.

Risks Associated with BAAM and the Operation of the Fund

Diversification

The Master Fund is classified as a “non-diversified” investment company. A non-diversified fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, as defined in the 1940 Act, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. There are no limitations on the amount of the Master Fund’s assets that BAAM may invest in any market, trading style, or asset category. However, the 1940 Act (as described below) and the Code (see “Tax Considerations” below) may impose limits and restrict BAAM’s ability to invest the Master Fund’s assets in any one Portfolio Manager or in any one Investment Fund. Notwithstanding the requirements of the 1940 Act and the Code, the Master Fund’s assets may have focused exposure to one or more particular Portfolio Managers and/or Investment Funds, asset categories, trading styles, or financial or economic markets. In that event, the Fund’s and the Master Fund’s portfolios will be more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of such particular Portfolio Managers, Investment Funds, asset categories, trading styles, or financial or economic markets, than a less focused portfolio would be. For instance, the Master Fund’s expected emphasis on Investment Funds employing equity-based strategies may make the Master Fund (and the Fund) more susceptible to fluctuations in value when economic or market conditions disfavor those strategies.

Although each Investment Fund will typically provide a measure of diversification through its own investment portfolio, to the extent the Master Fund’s assets are focused in a particular Investment Fund, asset category, trading style, or financial or economic market, the Fund’s and the Master Fund’s portfolios will then become more susceptible to fluctuations in value resulting from adverse economic conditions affecting the performance of that particular Investment Fund, asset category, trading style, or financial or economic market.

The Fund and the Master Fund may invest a portion of their assets in cash, money market funds, fixed income securities and similar investments pending investment in Investment Funds or to maintain liquidity. The Fund and the Master Fund may also invest all or a portion of their assets in these types of investments for temporary defensive purposes, although there is no assurance that the Fund or the Master Fund will do so. To the extent the Fund or the Master Fund invests its assets for temporary defensive purposes, the Fund may not achieve its investment objective or avoid significant losses. As investments in the Investment Funds are generally illiquid, and withdrawals of those investments may be subject to restrictions or suspensions, the Fund or the Master Fund’s ability to invest for temporary defensive purposes may be limited.

Non-Voting Securities; Inability to Vote

Under the 1940 Act, if the Master Fund, together with other discretionary BAAM clients, owns 5% or more of the outstanding voting securities of an Investment Fund, the Investment Fund may be deemed to be an “affiliated person” of the Master Fund. If an Investment Fund is deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act, limitations or prohibitions may be imposed on transactions between, on one hand, the Investment Fund and its affiliated persons and, on the other hand, the Master Fund and its affiliated persons, including potentially the Fund, BAAM, and other accounts managed by BAAM.

In order to avoid becoming subject to certain 1940 Act limitations and prohibitions with respect to affiliated transactions, which are designed to prevent over-reaching of a registered investment company, it is the Master Fund’s policy to limit its holdings to less than 5% of the outstanding voting securities of each Investment Fund in which it invests, absent an SEC order (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital to and from an Investment Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. This limitation on owning voting securities is intended to prevent an Investment Fund from being deemed to be an “affiliated person” of the Master Fund for purposes of the 1940 Act. In accordance with this policy, BAAM will determine whether to invest the Master Fund (and the assets of other BAAM clients) in non-voting securities of an Investment Fund or to enter (on behalf of the Master Fund and other BAAM clients) into contractual arrangements to waive rights (if any) to vote for the election or removal of the Investment Fund’s directors (or rights considered equivalent to this under applicable SEC staff interpretations). The Master Fund’s waiver of voting rights will be irrevocable. Neither the Master Fund nor BAAM nor any other BAAM clients will receive any consideration in return for entering into a voting waiver arrangement.

The Master Fund intends to waive its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. BAAM will make the determination to waive voting rights pursuant to policies adopted by the Board. BAAM will report to the Board periodically regarding the implementation of the foregoing policy. BAAM will allocate the acquisition of voting and non-voting securities among its clients in a manner that is fair and equitable to all of its clients.

To the extent the Master Fund holds non-voting securities, it will not be able to vote on matters that require the approval of the interest-holders of the Investment Fund, including potentially matters adverse to the Master Fund’s interests. If the Master Fund’s ability to vote is limited, its ability to influence matters being voted on will be reduced relative to other investors (which may include other investment funds or accounts managed by BAAM). The absence of voting rights potentially could have an adverse impact on the Master Fund (and the Fund), although it is rare for Investment Funds to put matters to a vote of interest-holders and, when they do, the types of matters put to a vote are generally expected not to be important to the Master Fund’s primary purpose of investing in the Investment Fund, which is to gain exposure to the returns offered by that particular Investment Fund’s investment program.

There are statutory tests of affiliation other than owning 5% of the voting securities of an issuer (such as on the basis of control or, under certain circumstances, the aggregate size of investments by the Master Fund and other discretionary BAAM clients in an Investment Fund and/or its affiliates), and, therefore, the limitations and prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Master Fund and an Investment Fund will, among other things, potentially be subject to the limitations or prohibitions under the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

The Master Fund may determine not to invest in, to limit its investments in, or to withdraw all or a part of its investment in, an Investment Fund in order to comply with applicable statutory limitations or prohibitions, as discussed in the previous paragraph. See “Conflicts of Interest—Other Activities of Blackstone, BAAM, and its Affiliates.”

Limited Operating History

As discussed above, BAAM is responsible for managing the Fund’s and the Master Fund’s investment portfolios and has substantial experience in managing investments and private investment funds. In addition, the Master Fund generally invests primarily with Portfolio Managers that have established track records and BAAM may utilize the services of consultants with substantial experience in providing investment research, analytical data, and due diligence services relating to investments in private investment funds. However, the Master Fund may invest in Investment Funds that have no or limited operating history and that may be managed by Portfolio Managers with limited experience or performance records.

Liquidity Risks

Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, no assurance can be given that these offers or repurchases will occur and an Investor may not be able to liquidate its Shares for a substantial amount of time. See “Repurchases and Transfers of Shares.” BAAM expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Investors four times each year, effective at the end of March, June, September and December. (See “Repurchases and Transfers of Shares—Repurchases of Shares.”)

It is anticipated that each repurchase offer made by the Master Fund will follow the expiration of the Fund’s prior repurchase offer. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. If the Master Fund were to determine not to conduct a repurchase offer, the Fund may not have sufficient liquidity to effect payment for the Shares tendered in its repurchase offer. Although the same Board will make repurchase offer determinations for the Fund and Master Fund, there can be no assurance that the Fund will be able to redeem its shares of the Master Fund pursuant to its repurchase schedule. Accordingly, there may be periods during which no repurchase offer is made, and Investors may not be able to sell their Shares until the Fund resumes making repurchase offers or terminates, as it is unlikely that a secondary market for the Shares will develop or, if a secondary market does develop, Investors may be able to sell their Shares only at substantial discounts from net asset value

Liquidity Mismatch

The Fund’s liquidity terms may allow shorter repurchase notice periods and more frequent repurchase of Shares than the liquidity terms applicable to certain Investment Funds. For example, the Master Fund may invest in an Investment Fund that is subject to a commitment period that exceeds the Fund’s liquidity terms, if, at the time the Master Fund made the investment in the Investment Fund, BAAM believes the investment could be managed in the context of the Fund’s anticipated liquidity needs.

Gates, Suspensions, and Withdrawal Fees

Terms applicable to Investment Funds may permit distribution of assets in kind rather than in cash, the suspension of redemptions, or the imposition of limiting “gates,” any of which could preclude the Master Fund from liquidating all or a portion of its interest in such Investment Fund as anticipated. Accordingly, an Investor seeking to tender Shares may be subject to the market risks of an Investment Fund until such time as the Investment Fund has established the applicable withdrawal date(s) for fixing the Investment Fund’s net asset value. Moreover, in the event an Investment Fund suspends withdrawals or fails to pay withdrawal proceeds, it may not be possible for the Fund to pay tendering Investors their entire repurchase amount or to reallocate Fund assets as anticipated. An Investment Fund also may charge withdrawal fees which would diminish the proceeds otherwise payable to the Master Fund.

Events in the world financial markets may materially adversely affect the Investment Funds, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates,” suspensions, and distributions in kind. Additionally, in some cases, Portfolio Managers may also suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the Fund’s portfolio.

Repurchase In Kind; Liquidating SPVs

Generally, Investment Funds are permitted to make payments to withdrawing investors in kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interests from an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, BAAM would seek to dispose of these securities at a time and in a manner that is in the best interests of the Fund and the Master Fund.

The Fund may, in certain circumstances, pay repurchase proceeds in kind. Such repurchase proceeds may include, without limitation, interests in a special purpose vehicle. Determinations as to what form of repurchase proceeds will be paid will be made by the Board based on what it determines to be equitable under the circumstances. Such determinations may be made at any time, including before or after the effective date of a repurchase. The costs and expenses attributable to such method will be allocated among Investors as determined in good faith by the Board of Trustees. To the extent the Fund meets a repurchase request with a distribution in kind of interests in one or more investments, such Investor will continue to be subject to the investment risks associated with such investments and will be subject to the terms of such investments, which may include (i) limitations or notice requirements on withdrawal or liquidation and/or (ii) limitations on the ability to sell or otherwise transfer interests in such investments. Thus, although the Fund’s obligations to meet an Investor’s tender request are fulfilled on the date the Fund distributes investments with a value as of the repurchase date equal to the repurchase value owed to such Investor, the investments distributed in kind to such Investor will continue to fluctuate in value after repurchase and will be subject to any applicable management or performance fees and expenses of such investment and the Investor’s ability to realize the cash value of such investments may be significantly delayed or limited. Distributions in kind of investments are subject to the valuation risks associated with such investments. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

In-kind distributions may be comprised of, among other things, participations or other derivative instruments referring to certain assets of the Master Fund, interests in special purpose vehicles or trading vehicles (each, a “Liquidating SPV”) holding financial instruments (e.g., interests in Investment Funds or in Liquidating SPVs created by them) also being held or that were held by the Master Fund, or participations or other derivatives instruments referring to such Liquidating SPVs.

Investment Funds may also create Liquidating SPVs which would be subject to similar risks as those described above. In addition, Investment Funds may charge management and/or performance fees as well as other expenses with respect to any such Liquidating SPVs created.

Duplicative Payments and Expenses

The Master Fund bears the Management Fee (see “Management of the Fund—BAAM”) in addition to the asset-based fees or performance-based fees or allocations (which may be significant) payable or allocated to the Portfolio Managers with respect to the Master Fund’s investments in the Investment Funds. Each Portfolio Manager generally charges the Master Fund an asset-based fee and receives performance-based allocations or fees. The asset-based fees of the Portfolio Managers generally range from 1% to 3%, and the performance-based allocations or fees of the Portfolio Managers generally range from 10% to 30% of net profit. The Fund’s ongoing operating expenses and organizational expenses are in addition to the investment and other expenses of the Investment Funds borne by the Master Fund.

Decision Making Authority

The Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Declaration of Trust. The authority for all such decisions is generally delegated to the

Board of Trustees, which, in turn, has delegated the day-to-day management of the Fund’s investment activities to BAAM, subject to oversight by the Board of Trustees.

To the extent the Master Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund (which it does), it will not be able to vote on matters that require the approval of the limited partners of the Investment Fund, including a matter that could adversely affect the Master Fund’s investment in it, such as changes to the Investment Fund’s investment objective or policies or the termination of the Investment Fund.

Dependence on BAAM and the Investment Funds

BAAM generally invests the assets of the Master Fund through Investment Funds. The success of the Fund depends upon the ability of BAAM, the Master Fund, and the Investment Funds to develop and implement investment strategies that achieve the Fund’s investment objective. For example, an Investment Fund’s inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Investment Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by BAAM and/or the Investment Funds may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Borrowing by the Fund; Investments are Leveraged

Under the 1940 Act, the Fund (and the Master Fund) generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s (or the Master Fund’s) total assets less liabilities (other than the borrowing and other senior securities) is at least 300% of the principal amount of such borrowing (the “Asset Coverage Requirement”). This Asset Coverage Requirement generally means that the value of the Fund’s (or the Master Fund’s) total indebtedness may not exceed one-third of the value of the Fund’s (or the Master Fund’s) total assets (including the indebtedness). In addition, the Fund (or the Master Fund) is not permitted to declare any cash dividend or other distribution on Shares unless, at the time of such declaration, the Asset Coverage Requirement is satisfied. The Master Fund currently has a credit facility in place pursuant to which it may borrow subject to the Asset Coverage Requirement and certain other limitations. The Fund and the Master Fund (as applicable) currently intend to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing its Shares in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) fulfilling any commitments to investments in Investment Funds made prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments), and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. The Asset Coverage Requirement applies to the Fund and not to the Investment Funds. Generally, Investment Funds are permitted to borrow. The use of leverage poses a significant degree of risk and enhances the possibility of a significant loss in the value of the investment portfolio. An Investment Fund may borrow money from time to time to purchase or carry securities. The interest expense and other costs incurred in connection with such borrowing may not be recovered by appreciation in the securities purchased or carried, and will be lost in the event of a decline in the market value of such securities. Gains realized with borrowed funds may cause the Investment Fund’s net asset value to increase at a faster rate than would be the case without borrowings. If, however, investment results fail to cover the cost of borrowings, the Investment Fund’s net asset value could also decrease faster than if there had been no borrowings. The use of short-term margin borrowings subjects an investment portfolio to additional risks, including the possibility of a “margin call,” pursuant to which the Investment Fund must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in the value of the Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its margin debt. This could result in the forced liquidation of assets of the Investment Fund at substantially depressed prices. A margin call and forced liquidation of assets might also occur during a period where there is an overall decline in the securities market which might reduce overall liquidity in such market and thus further accelerate a decline in the sales price of assets of the Investment Fund.

Increased Regulatory Oversight

The financial services industry generally, and the activities of private investment funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s, BAAM’s, the Portfolio Managers’, or the Investment Funds’ exposure to potential liabilities and to legal, compliance, and other related costs. Increased regulatory oversight can also impose administrative burdens on BAAM and/or the Portfolio Managers, including, without limitation, responding to investigations and implementing new policies and procedures. Such burdens may divert BAAM’s and/or the Portfolio Managers’ time, attention, and resources from portfolio management activities. In addition, it is anticipated that, in the normal course of business, BAAM’s and/or the Portfolio Managers’ officers may have contact with governmental authorities, and/or be subjected to responding to questionnaires or examinations. The Fund, the Master Fund, and/or the Investment Funds may also be subject to regulatory inquiries concerning their positions and trading.

Limits on Additional Investments in Investment Funds

Since the Master Fund may make additional investments in the Investment Funds only at certain times pursuant to limitations set forth in the governing agreements of the Investment Funds, the Master Fund from time to time may have to hold some, or in certain cases a substantial amount, of its assets temporarily in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, the Fund and the Master Fund may maintain a portion of the proceeds in cash to meet operational needs. The Master Fund may also use derivatives, principally put options and futures contracts, and make direct investments to obtain market exposure during these and other periods. No assurance can be given that the Master Fund will invest the proceeds in a timely manner, or if it does, that it will do so successfully. Each of the Fund and the Master Fund may be prevented from achieving its objective during any time in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Direct Investments by the Master Fund

In addition to investing in the Investment Funds, the Master Fund may also, under limited circumstances, invest or trade directly in securities and utilize derivatives and other financial instruments including options and futures contracts. The Master Fund may also obtain exposure to Investment Funds by investing in debt instruments, such as promissory notes, issued by an Investment Fund. To the extent the Master Fund invests directly in such securities and instruments, such investments are subject to the same risks with respect to investment techniques and instruments as those described below in connection with the Master Fund’s investments in the Investment Funds.

Cyber Security Breaches Risks

Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and are expected to continue to increase in frequency in the future. BAAM or other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from cyber security breaches, computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors or malfeasance by their respective professionals or service providers. If unauthorized parties gain access to such information and technology systems, or if personnel abuse or misuse their access privileges, they may be able to steal, publish, delete or modify private and sensitive information, including nonpublic personal information and material nonpublic information. Although Blackstone has implemented, and service providers may implement, various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, information and technology systems could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Blackstone does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to Blackstone or the Fund, each of which could be negatively impacted as a result. Even with sophisticated prevention and detection systems, breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified, potentially resulting in further harm and preventing appropriate remediation. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in BAAM’s, or other service providers’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Fund’s investors. Such a failure could harm BAAM or other service providers’ reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance. When such issues are present with regard to the issuer of securities in which the Fund invests, the Fund’s investment in those securities may lose value.

Activist Investing

The Fund or Master Fund’s portfolio is permitted to purchase securities of companies that are the subject of proxy contests or which activist investors (including, potentially, a Portfolio Manager or BAAM) are attempting to influence, in the expectation that new management or a change in business strategies will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or persuaded to take the desired action, or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Fund to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.

Master/Feeder Structure Risk

The Fund’s performance may suffer as a result of large-scale redemptions by other investors in the Master Fund (including another registered investment company managed by BAAM). Also, such other investors in the Master Fund may have a greater ownership interest in the Master Fund than the Fund’s interest, and could have effective voting control over the operation of the Master Fund. The Fund’s ability to maintain a stable net asset value and to meet redemption requests is dependent on the Master Fund’s continued ability to do the same. The Fund may not be able to find a suitable alternative if it ceases to invest substantially all of its assets in the Master Fund.

Subsidiary Risk

To the extent the Master Fund invests in the Subsidiary, the Master Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Master Fund and/or the Subsidiary to operate as expected and could adversely affect the Master Fund.

Tax Risks of Investing in the Fund

The Fund intends to qualify and be eligible each year to be treated as a RIC under the Code, which generally will relieve the Fund of any liability for federal income tax to the extent it timely distributes its income and gains to Investors. In order to qualify and be eligible for treatment as a RIC, the Fund must, among other things, satisfy a diversification, 90% gross income and distribution requirement. (See “Tax Considerations” below.) The Fund generally expects to satisfy the requirements to qualify and be eligible each year to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

Because the Fund invests substantially all of its assets in the Master Fund, if the Master Fund were to fail to satisfy the diversification, 90% gross income or distribution requirement for treatment as a RIC and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement.

The application of these RIC requirements to certain of the Master Fund’s investments is uncertain. In particular, among other requirements, in order to qualify as a RIC the Master Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in U.S. investment partnerships that invest in commodities and certain commodity-linked instruments, as well as certain other assets, generate income that is or may not be qualifying income for purposes of this 90% test (see “Tax Considerations” below). If the Master Fund were to treat income or gain from a particular investment or instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Master Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Master Fund would fail to qualify as a RIC unless it is eligible to and does cure such failure by paying a tax at the Master Fund-level. If the Master Fund were to fail to qualify as a RIC, the Fund would likely also fail to qualify as a RIC.

The rules regarding the circumstances in which income earned by the Master Fund through its investment in the Subsidiary is treated as “qualifying income” for purposes of the 90% gross income requirement described above are unclear and currently under consideration (see “Tax Considerations” below). Specifically, the IRS has issued proposed regulations that, if adopted in their current form, would treat subpart F income as “qualifying income” only to the extent such income is timely repatriated. Such position, if applied with respect to the Master Fund’s subpart F income attributable to the Subsidiary, could potentially cause the Master Fund to fail the 90% gross income test discussed above and therefore cause the Master Fund and the Fund to fail to qualify as RICs.

The Master Fund’s investments in Investment Funds will likely give rise to taxable income in excess of the cash distributed to it by those Investment Funds. Thus, the Master Fund may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its status as a RIC and to avoid the imposition of fund-level taxes. There can be no assurances that the Master Fund will be successful in this regard. In addition, if any income earned by the Subsidiary or any Investment Funds in which the Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States, such income would be subject to U.S. taxes, which could significantly reduce shareholders’ returns on their investments in the Fund.

Income realized by Investment Funds treated as partnerships for federal income tax purposes are allocated to investors in the partnerships, including (as applicable) the Master Fund, on a gross basis. Further, the character of an investor’s distributive share of items of income, gain and loss of a partnership generally will be determined as if the investor in the partnership had realized such items directly. Because such Investment Funds may generate income that is not qualifying income for purposes of the 90% gross income test, and because the Master Fund may not have complete information concerning the amount and sources of such an Investment Fund’s income until such income has been earned and reported to the Master Fund by the Investment Fund, it may be difficult for the Master Fund to satisfy the 90% gross income test.

In addition, it may not always be entirely certain how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds. The Master Fund and the Fund engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments, in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional assets to come into compliance with the asset diversification test or by disposing of the assets potentially causing the Master Fund’s failure to satisfy the asset diversification requirement, including at times when it is otherwise not advantageous for the Master Fund (and therefore the Fund) to make such acquisitions or dispositions. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of the assets potentially causing the Master Fund’s failure to satisfy the asset diversification requirement within either thirty days or six months, there may be constraints on the Master Fund’s ability to withdraw its interest in an Investment Fund that limit utilization of this cure period.

Certain of the Master Fund’s investments, including its investments in Investment Funds that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes with respect to which the Master Fund makes a mark-to-market election or qualified electing fund (“QEF”) election , and Investment Funds treated for federal income tax purposes as partnerships or controlled foreign corporations, may give rise to realization of income or gains by the Master Fund without corresponding cash distributions. See “Tax Considerations” for additional information. Thus, to the extent the Master Fund invests in such Investment Funds, it may be required to sell assets, potentially including such investments, including when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), to generate the cash necessary to make the distributions required in order to maintain its eligibility to be treated as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

There can be no assurance that the Fund or the Master Fund generally will be able to maintain its qualification and eligibility for treatment as a RIC. If the Fund or the Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates even if such income were distributed to its Investors, and all distributions out of earnings and profits (including any distributions of net capital gain) would generally be taxed to Investors as ordinary dividend income. In addition, that Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. Disqualification of the Fund or the Master Fund as a RIC could have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions to Investors. See “Tax Considerations.”

The Fund’s and the Master Fund’s intention to qualify and be eligible each year for treatment as a RIC can limit their ability to acquire or continue to hold positions that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Risks Arising from Investment Activities of the Investment Funds

Withdrawals from Investment Funds; Re-Allocation of Investments

In addition to the risks associated with “Liquidity Risks” as described above, the Master Fund may have limited rights pursuant to which it may withdraw, transfer, or otherwise liquidate its investments in Investment Funds. Under the terms of the governing documents of the Investment Funds, the ability of the Master Fund to withdraw its investment and obtain any amount invested therein may be subject to certain restrictions and conditions, including restrictions on withdrawals for an initial period, restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, the Investment Funds typically reserve the right to reduce (“gate”) or suspend withdrawals and to satisfy withdrawals by making distributions in kind, under certain circumstances. The ability of the Master Fund to withdraw all or any portion of its investment may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Investment Funds, the amount and timing of a requested withdrawal in relation to the time remaining of any restricted periods imposed by related Investment Funds, the aggregate amount of withdrawal requests, the next regularly scheduled withdrawal dates of such Investment Funds, the imposition of “gates” or suspensions, the decision by an Investment Fund to satisfy withdrawals in kind, and the satisfaction of other conditions. If the Master Fund is unable to withdraw its investment, this will negatively impact an Investor’s ability to tender such Investor’s Shares to the Fund.

Events in the world financial markets, such as those that occurred in September and October 2008, may materially adversely affect many or all Investment Funds at the same time, potentially limiting the Master Fund’s ability to fully exercise its withdrawal rights with regard to Investment Funds due to “gates,” suspensions, and distributions in kind. Additionally, in some cases, Portfolio Managers may suspend the determination of the net asset value of all or a portion of their portfolios. The absence of such valuations will make it more difficult for BAAM to accurately value the portfolios of the Fund and the Master Fund.

“Style Drift”

BAAM’s investment committee conducts a robust investment allocation process that focuses on selecting Investment Funds with well-defined investment objectives, risk parameters, and investment guidelines. Notwithstanding the BAAM allocation process, the Fund and the Master Fund may be affected by “style drift” (i.e., the risk that a Portfolio Manager may deviate from his or her stated or expected investment strategy). BAAM relies primarily on information provided by Portfolio Managers in assessing a Portfolio Manager’s defined investment strategy and, ultimately, determining whether, and to what extent, it will allocate the Master Fund’s assets to particular Investment Funds. Style drift can occur abruptly if, for example, a Portfolio Manager believes it has identified a particular investment opportunity that may produce higher returns than investments within his or her stated strategy or it can occur gradually, if, for instance, a value-oriented Portfolio Manager gradually increases an Investment Fund’s investments in growth stocks. Style drift poses a particular risk for multiple-manager structures since, as a consequence, the Fund and the Master Fund may be exposed to particular markets or strategies to a greater extent than was anticipated by BAAM due to resulting overlap of investment strategies among various Investment Funds. In addition, “style drift” may affect the investment categorization of an Investment Fund and, as a result, may affect BAAM’s attempts to monitor the Fund’s diversification guidelines. Although BAAM has established policies and procedures that are designed to monitor Portfolio Managers’ compliance with stated strategies and guidelines and to mitigate the likelihood of potential “style drift” situations, there can be no assurance that the Fund and the Master Fund will not be impacted by style drift of a particular Portfolio Manager.

Limited Capacity Risk.

Investment strategies utilized by the Investment Funds may have limited capacity, and BAAM may not be able to allocate as much of the Master Fund’s assets to one or more Investment Funds or investment strategies as it desires. This capacity limitation may negatively impact performance and the portfolio composition of the Master Fund and the Fund.

Turnover

Some Investment Funds may invest on the basis of short-term market considerations. Their turnover rate is expected to be significant, potentially involving substantial brokerage commissions and fees and increased realization of taxable income, including short-term capital gains taxable to shareholders as ordinary income. The Master Fund has no direct control over this turnover. Furthermore, if a Portfolio Manager is terminated, it is expected that such portfolio would be liquidated and the cash proceeds would be reinvested with a replacement Investment Fund or invested in another Investment Fund. This policy could create substantial turnover rates and corresponding brokerage commissions and fees.

Risks of Event Driven Investing

The Master Fund will invest in Investment Funds engaged in event driven investing. Event driven investing requires the Portfolio Manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management, or the sale of a division or other significant assets by a company may not be valued as highly by the market as the Portfolio Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Distressed Securities

The Master Fund may invest in Investment Funds that purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies, and similar situations. Since there is substantial uncertainty concerning the outcome of transactions involving such business enterprises, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to an Investment Fund holding such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by an Investment Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.

In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed, or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to an Investment Fund of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Arbitrage Transactions

Investment Funds in which the Master Fund invests may purchase securities at prices often only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer, or cash tender offer which the Investment Fund determines is probable, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer, or cash tender offer. If the proposed transaction is delayed or appears likely not to be consummated or in fact is not consummated, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Investment Fund (and, therefore, the Master Fund). In addition, if a Portfolio Manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Investment Fund may purchase securities above the offer price, subjecting such purchases to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors can be very difficult to evaluate.

Proxy Contests and Unfriendly Transactions

Investment Funds in which the Master Fund invests may purchase securities of a company that is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Investment Fund (and, therefore, the Master Fund) to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on an Investment Fund participating in the transaction.

Trading in Securities and Other Investments That May Be Illiquid

Certain investment positions in which Investment Funds and, therefore, the Fund and the Master Fund will have an interest may be illiquid. Investment Funds may invest in restricted or non-publicly traded securities, securities on non-U.S. exchanges, securities that the Investment Funds are contractually prohibited from disposing and securities for which no readily available market exists. These investments could prevent Investment Funds from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that a Portfolio Manager’s valuation will accurately reflect the value that will be realized by an Investment Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund and the Master Fund. Such investments could also impact the Board of Trustees’ decision whether to offer to repurchase Shares from Investors.

Futures, Options, and Derivative Instruments

Investment Funds may invest in certain futures contracts, including stock index futures contracts, futures contracts on government securities, interest rates, non-U.S. currencies, metals, and energy products, and such Investment Funds may trade options on such futures contracts, including purchasing call options, writing (selling) naked or covered call options and purchasing or selling put options on such futures contracts. Such Investment Funds may also purchase or sell options on securities and securities indices. In addition, such Investment Funds may enter into forward contracts, currency transactions, and various swap and swap-like arrangements. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices.

Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Investment Funds typically enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, an Investment Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the CFTC and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, an Investment Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, an Investment Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent an Investment Fund from achieving the intended hedging effect or expose such Investment Fund (and, therefore, the Fund) to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that an Investment Fund (and, therefore, the Fund) might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund (and, therefore, the Fund) could incur losses as a result of those changes.

Use of other derivative instruments presents many of the same risks as those discussed above regarding futures contracts, including those risks relating to volatility, liquidity, hedging, and non-U.S. trading.

Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, an Investment Fund (or the Master Fund) might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Stock or index options that may be purchased or sold by an Investment Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which an Investment Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

Non-U.S. Securities

The Master Fund may invest in Investment Funds that in turn invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which an Investment Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations, economic sanctions, and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund and/or the Master Fund, political or social instability, or diplomatic developments that could affect investments in those countries.

Forward Trading

Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Funds due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Funds would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund and/or the Master Fund. In addition, managed accounts or Investment Funds in which the assets of the Master Fund are invested may be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund and/or the Master Fund. To the extent possible, BAAM endeavors to select Investment Funds that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Recently finalized FINRA rules include mandatory margin requirements for the to be announced securities (“TBAs”) market with limited exceptions. TBAs historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Currency Trading

A portion of the Master Fund’s assets may be invested by Investment Funds in debt and listed and unlisted equity securities denominated in various currencies and in other financial instruments, the price of which is determined with reference to such currencies. Each of the Fund and the Master Fund, however, values its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s and the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized on behalf of the Fund and the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective.

Risk of Counterparty Default

The stability and liquidity of repurchase agreements, swap transactions, forwards, and other over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that a Portfolio Manager will monitor on an ongoing basis the creditworthiness of firms with which it will enter into repurchase agreements, interest rate swaps, caps, floors, collars or other over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Portfolio Manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the net asset value of the Investment Fund being less than if the Investment Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. Additionally, where an Investment Fund has provided certain of its assets as collateral to counterparties in connection with over-the-counter derivative transactions, the Investment Fund is likely to be an unsecured creditor of any such counterparty in the event of its insolvency with respect to any excess collateral held by the counterparty. Also, even if an Investment Fund’s counterparty has sufficient assets to meet all claims, there could be a delay before the Investment Fund receives assets to satisfy its claims. If one or more of an Investment Fund’s prime brokers were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code) or the laws of another jurisdiction, there exists the risk that the recovery of such Investment Fund’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund, the Master Fund, and the Investment Funds may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s, the Master Fund’s, or the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund, the Master Fund, or the Investment Funds and their assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund (directly or through the Master Fund or the Investment Funds), which could be material.

Highly Volatile Markets

The prices of commodities contracts and derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Emerging Market Investments

The Investment Funds may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict an Investment Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Short Selling

Investment Funds may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Master Fund invests in an Investment Fund that utilizes leverage in its investment program, the Master Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund or the Master Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude one or more Investment Funds from entering into short sales or otherwise taking short positions that the applicable Portfolio Manager believes could be advantageous to the Investment Fund(s).

Bank Debt

Certain Portfolio Managers may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents, the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Portfolio Manager to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans. The bank loans acquired by an Investment Fund may be below investment grade.

Project Finance Investments

Certain Portfolio Managers may make investments in securities issued to finance the development of infrastructure in the U.S. and outside of the U.S., including, for example, highways, airports, water and sewerage facilities, and energy distribution and telecommunication networks, schools, universities, hospitals, public housing and prisons. Investments in infrastructure are highly regulated and a failure by a Portfolio Manager to comply with all applicable regulations may result in a substantial loss on investment. Some infrastructure projects may be in unstable political environments, which could impact the efficiency of an operation or prevent the continued operation of an asset in extreme circumstances. Although the liquidity of infrastructure investments varies by project, the market for these assets is generally not liquid and a Portfolio Manager may not be able to readily liquidate an investment. There are varying levels of liability and liability protection incorporated in infrastructure investments. Governmental liability shields may not transfer to new operators.

Hedging Transactions

The Investment Funds may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that such Investment Fund deems appropriate. The Fund and the Master Fund also may utilize such financial instruments for these types of hedging purposes.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund, the Master Fund or such Investment Funds (each, a “Hedging Party” and, collectively, the “Hedging Parties”) to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that such Hedging Party is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Hedging Parties are not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, a Hedging Party may not anticipate a particular risk so as to hedge against it. While a Hedging Party may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for such Hedging Party than if such Hedging Party had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a Hedging Party may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent such Hedging Party from achieving the intended hedge or expose such Hedging Party to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Investment Funds’ and Master Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), liquidity risk, and credit spread widening risk.

Currency Exposure

The base currency of the Fund and the Master Fund is the U.S. dollar. Certain of the assets of the Master Fund may, however, be invested in Investment Funds that are denominated in other currencies. Accordingly, the value of such assets may be affected favorably or unfavorably by fluctuations in currency rates. BAAM may, but is not obligated to, seek to hedge such non-U.S. currency exposure but the Fund and the Master Fund will necessarily be subject to foreign exchange risks.

Corporate Debt Obligations

Certain Investment Funds may invest in corporate debt obligations and other forms of indebtedness, including commercial paper. Corporate debt obligations are subject to the risk of an issuer’s inability to meet payments on principal and interest on the obligations (credit risk). In addition, corporate debt obligations are subject to the risk that a corporate transaction, natural disaster, or regulatory change will cause an abrupt downgrade in the debt obligation (event risk).

Lower-Rated Securities

Certain Investment Funds may invest and transact in lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet payments on principal and interest. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of payments of principal and interest, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

U.S. Government Securities

Certain Investment Funds may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. A Portfolio Manager may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Use of Swap Agreements

The Investment Funds may use equity, interest rate, index and currency swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Portfolio Manager is contractually obligated to make on a net basis.

Significant Positions

Portfolio companies in which an Investment Fund may invest could have a relatively small aggregate number of outstanding shares, so that the Investment Fund may acquire (i) more than 5% of a class of securities of a single issuer which would require the filing of a Schedule 13D or 13G statement with the SEC or (ii) more than 10% of a class of securities of a single issuer (which would impose certain limitations on the Investment Fund’s ability to trade in such securities, including the restrictions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in addition to certain filing obligations). The accumulation of such a significant position in the shares of a single issuer could lead to litigation or disputes in the event the Investment Fund desires to influence the issuer. The Portfolio Manager may also seek to challenge the management of a portfolio company through a proxy contest. Such litigation or proxy contest may result in substantial expense to the Investment Fund, thus reducing the value of the Master Fund’s investment in that Investment Fund. In addition, the Portfolio Manager may serve on the board of directors of one or more portfolio companies. As a result, the Portfolio Manager would become an insider and may have access to material nonpublic information affecting the portfolio company, which may preclude the Investment Fund from selling its position (or acquiring additional shares) at any time when the Portfolio Manager otherwise believes it would be appropriate to do so.

Moreover, an Investment Fund’s ability to realize value from certain of its investments may depend upon the ability of the Portfolio Manager to influence the management of a portfolio company to take certain actions, including, for example, a recapitalization, restructuring, spin-off, sale of the business or change in management. If the Portfolio Manager is incorrect in its assessment of the impact such action will have on the value of a portfolio company, or if it is unsuccessful in persuading the portfolio company’s management to take the desired action, the Investment Fund may sustain a loss on its investment in the portfolio company, resulting in a reduction of the value of the Master Fund’s investment in the Investment Fund.

Performance Payments

A Portfolio Manager is typically paid or allocated amounts based upon a share of the appreciation of the Investment Fund (“performance compensation”). An Investment Fund’s performance compensation arrangements may result in substantially higher compensation to its Portfolio Manager than alternative arrangements. The existence of the performance compensation arrangements may create an incentive for a Portfolio Manager to make riskier or more speculative investments on behalf of the Investment Fund than it would otherwise make in the absence of such performance-based compensation. A Portfolio Manager may receive performance compensation with respect to unrealized appreciation of the Investment Fund’s investment portfolio.

Independent Investment Funds

The Investment Funds invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund and the Master Fund, considered as a whole, cannot achieve any gain or loss despite incurring expenses.

Portfolio Valuation

Interests in Investment Funds are generally valued in accordance with the methods, policies and procedures established by the Board of Trustees, as modified from time to time, and based on information provided by the Portfolio Managers to the Master Fund based on the interim unaudited financial records of the Investment Funds, and, therefore, are subject to adjustment (upward or downward) upon the receipt of new or revised information by the Portfolio Manager. If the Board of Trustees determines that the Fund will repurchase an Investor’s Shares, subsequent adjustments to valuations of one or more Investment Funds may occur and there is a risk that such Investor may receive an amount upon repurchase which is greater or less than the amount such Investor would have been entitled to receive on the basis of the adjusted valuation.

In some cases, Portfolio Managers will not endeavor to assess the value of each position held by an Investment Fund, but will instead carry such positions at cost. For example, where an investment is carried at cost by an Investment Fund and a participating investor, such as the Master Fund, withdraws its investment in the Investment Fund before the investment has been sold or a “fair value” has otherwise been established, the investor will generally receive its pro rata share of the investment’s cost, rather than its pro rata share of the current fair value of that investment. Furthermore, the net asset values received by the Master Fund from Portfolio Managers typically are estimates only, subject to revision at any time until each underlying Investment Fund completes its annual audit. Accordingly, the net asset value of a Share reported by the Fund cannot be considered final until the annual audits of the underlying Investment Funds are completed. Investors should be aware that the situations involving uncertainties as to the valuation of the investments of the Fund and the Master Fund could have an adverse effect on the net asset value of the Fund and the Master Fund if the judgments of the Portfolio Managers regarding appropriate valuations should prove incorrect. Absent bad faith or manifest error, such net asset value determinations are conclusive and binding on all Investors. See “Determination of Net Asset Value.”

Risk of Exposure to “Side Pockets”

Some Investment Funds may invest a portion of their assets in investments that the Portfolio Managers believe are illiquid, lack a readily assessable market value or should be held until the resolution of a special event or circumstance (“Special Investments”). The Portfolio Managers may “side pocket” such “Special Investments.” This means that the Investment Fund will treat the Special Investment as being separate from other investments of the Investment Fund, and an investor, such as the Master Fund, is generally not able to redeem the portion of its interest in the Investment Fund that is side-pocketed until that investment is realized. Typically, only investors in an Investment Fund at the time a Special Investment is side-pocketed are entitled to share in the proceeds of that investment. Those investors will receive a share of the side-pocketed investment once it is realized, even if they have left the Investment Fund. Management fees, performance fees and other expenses of an Investment Fund will typically continue to accrue until the Special Investment is realized or deemed realized.

As noted above, those Special Investments that are side-pocketed may be more illiquid and more difficult to value than other investments of the Investment Funds, and the Master Fund will generally not be able to determine how long investments will remain side-pocketed. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Where a portion of the Investment Fund’s assets are side-pocketed, the current fair value of the Master Fund’s interest in that Investment Fund may not be accurately reflected in the Master Fund’s net asset value, as the Master Fund may not be able to redeem an interest that is side-pocketed. Because the Fund continuously offers Shares, continued sales of Shares in the Fund will have the effect of diluting the participation and reducing the benefit derived from profits, if any, allocable to the Master Fund upon the realization of side-pocketed investments. Upon a full repurchase of an Investor’s Shares by the Fund, the redeeming Investor will have no further interest in the profits allocable to the Master Fund with respect to side-pocketed investments. If the Fund experiences significant net repurchases or the Master Fund elects to withdraw investments in Investment Funds that have “side pockets,” the percentage of the Fund’s assets that are exposed to “side pockets” will increase. Accordingly, the remaining Investors’ exposure to “side pockets” will also increase as the Fund experiences net repurchases.

The Fund may, in certain circumstances, pay repurchase proceeds in-kind. In-kind repurchase proceeds may include, without limitation, Special Investments, which would be difficult for an Investor to value or to dispose of.

Proprietary Investment Strategies

Investment Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees, BAAM, the Fund or the Master Fund. These strategies may involve risks under some market conditions that are not anticipated by BAAM, the Fund or the Master Fund. The Investment Funds generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by an Investment Fund may become less profitable over time as the Investment Fund and competing asset managers or investors manage a larger group of assets in the same or similar manner (tending to arbitrage away the profit opportunities), or market conditions change. The strategies employed by the Investment Funds may involve significantly more risk and higher transaction costs than more traditional investment methods. The Master Fund seeks to reduce these risks by spreading the investments of the Master Fund among a variety of different Investment Funds using investment strategies with returns that are not highly correlated with one another so that the volatility of different strategies (the profits from one Investment Fund and the losses from another) tends to reduce the overall fluctuation in value of the Master Fund’s assets. It is possible that the performance of the Investment Funds may be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund and its investors.

Risk Management Activities

BAAM attempts to measure and monitor risks of the portfolio and Investment Funds. The amount and quality of risk due diligence, measurement and monitoring is dependent on access to the portfolios and risk management systems (if any) of the Investment Funds. There is no assurance that the Investment Funds will provide access to this data. When this information is unavailable, estimates of risk will be made. Efforts to measure and reduce risk may not be successful. Any Fund or Master Fund hedging activities designed to reduce risk may also be unsuccessful.

Business and Regulatory Risks of Investment Funds

Legal, tax, and regulatory developments could occur that may adversely affect the Fund, the Master Fund or the Investment Funds. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and may continue to be modified by government and judicial actions. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund or the Master Fund to pursue its investment strategy, its ability to obtain leverage and financing and the value of investments held by the Fund or the Master Fund. For instance, there has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general, and the alternative investment industry in particular. In addition, the adopted rules implementing the credit risk retention requirements of the Dodd-Frank Act and the European Securitization Regulation for asset-backed securities may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund or an Investment Fund may invest, which costs could be passed along to the Fund as a direct or indirect investor in such transactions. It is unclear what impact these rules will have on the Fund’s strategies and performance.

It is impossible to predict what, if any, other changes in regulations may occur, but any regulations that restrict the ability of the Investment Funds to trade in securities or commodities or the ability of the Fund, the Master Fund or the Investment Funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Master Fund’s or the Investment Funds’ performance and, consequently, on the Fund’s performance. In addition, the new U.S. presidential administration adds to the uncertainty of the regulatory environment.

The Fund, Master Fund, Investment Funds and Portfolio Managers may also be subject to regulation in jurisdictions in which the Investment Funds engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund, or such regulations could change in ways that are unfavorable to the Fund’s or an Investment Fund’s investments. For instance, if a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union, thereby initiating the British exit from the European Union (commonly known as “Brexit”). In March 2017, the United Kingdom formally invoked Article 50 of the Treaty of Lisbon , triggering a two-year period for negotiation of the terms of the withdrawal from the European Union. Significant uncertainty remains in the market regarding the ramifications of those developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Investors should understand that the Fund’s, the Master Fund’s and the Investment Funds’ business is dynamic and is expected to change over time. Therefore, the Fund, the Master Fund and the Investment Funds may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, BAAM, the Fund, the Master Fund, the Investment Funds or their businesses. Such regulations may have a significant impact on the Investors or the operations of the Fund, the Master Fund and the Investment Funds, including, without limitation, restricting the types of investments the Investment Funds, the Fund, and/or the Master Fund may make, preventing the Investment Funds from exercising their voting rights with regard to certain financial instruments, requiring the Investment Funds, the Fund or the Master Fund to disclose the identity of their investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more Investors. Prospective Investors are encouraged to consult their own advisors regarding an investment in the Fund.

Regulatory Changes

The financial services industry generally, and the activities of private equity and alternative investment firms and their investment managers and advisers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s, the Master Fund’s and the Investment Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative burdens on BAAM and the Portfolio Managers, including, without limitation, responding to investigations, implementing new policies and procedures and complying with reporting obligations. Such burdens may divert BAAM’s and the Portfolio Managers’ time, attention and resources from portfolio management activities.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there has been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage and the financial industry as a whole. Under the Dodd-Frank Act, recordkeeping and reporting requirements for investment advisers may add costs to the legal, operations and compliance obligations of BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund and increase the amount of time that BAAM and the Portfolio Managers spend on non-investment related activities. The Dodd-Frank Act has affected and will continue to affect a broad range of market participants with whom the Fund, the Master Fund and the Investment Funds interact or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Regulatory changes that will affect other market participants are likely to change the way in which BAAM and the Portfolio Managers conduct business with their counterparties. Parts of the Dodd-Frank Act, such as the “Volcker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques. For example, in October 2016 the SEC adopted a rule that imposes additional compliance obligations and reporting restrictions with respect to the management of liquidity by mutual funds and open-end exchange traded funds. Similarly, the SEC proposed new regulations relating to registered investment companies’ use of derivatives and related instruments in December 2015. If this rule were to take effect in the form proposed, it could significantly limit or impact registered investment companies’ ability to invest in derivatives and other instruments and adversely affect their ability to pursue certain risk management techniques and investment strategies. It is difficult to anticipate the impact on BAAM, the Portfolio Managers, the Investment Funds, the Fund and the Master Fund of such regulatory changes. It may take years to understand the impact of the Dodd-Frank Act and related regulations on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for BAAM, and the Portfolio Managers to execute the investment strategies of the Fund, the Master Fund and the Investment Funds.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

Conflicts of Interest

The Fund and the Master Fund are subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities

If an investment opportunity is appropriate for the Fund, the Master Fund, and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates, or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate the opportunity in accordance with BAAM’s written allocation procedures, which are governed by the principle of fair and equitable allocation, taking into account various investment criteria, such as the relative amounts of capital available for investments, the relative assets under management of the funds or accounts seeking to participate, relative exposure to market trends, investment objectives, available capacity, liquidity, diversification, contractual restrictions and guidelines, and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions group, acts as an investment manager, managing member, general partner, or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity

To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Fund and the Master Fund and are limited in capacity, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner and in accordance with BAAM’s written allocation procedures, taking into account various investment criteria, such as the relative amounts of capital available for investments, the relative assets under management of the funds or accounts seeking to participate, relative exposure to market trends, investment objectives, available capacity, liquidity, diversification, contractual restrictions and guidelines and similar factors.

Financial Interests in Underlying Managers

BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests give rise to potential conflicts of interest between the Fund, the Master Fund and other investment vehicles managed by other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers

Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (or in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). These ownership interests range from minority to 100%. Blackstone may receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM will have an incentive to allocate the Fund’s or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Blackstone Strategic Alliance Advisors L.L.C.

Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with these seed investments, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund typically will not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund or the Master Fund in an Emerging Manager Vehicle would not be prohibited under the 1940 Act, the investment generally would benefit the Strategic Alliance Fund and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the Strategic Alliance Fund. In particular, to the extent that a BAAM Multi-Manager Fund (including the Fund or the Master Fund) invests with an Emerging Manager, the Strategic Alliance Fund will receive a portion of the revenue the Emerging Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the Strategic Alliance Funds, on the other hand. In order to mitigate the potential conflict, BSAA and the Strategic Alliance Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the BAAM Multi-Manager Fund’s investment with an Emerging Manager. Those amounts will be passed through or rebated to the investing Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The BAAM Multi-Manager Funds (including the Fund and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There is significant overlap between BAAM’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C.

Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, manages certain funds (the “BSCA Funds”) that make investments typically in the form of equity interests or revenue shares in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s relationship with BSCA and BSCA’s relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, it generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

In particular, to the extent that a BAAM Multi-Manager Fund (including the Fund or the Master Fund) invests with a Strategic Capital Manager, the BSCA Funds will receive a portion of the revenue the Strategic Capital Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand. In order to mitigate the potential conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Fund’s or the Master Fund’s investment with a Strategic Capital Manager. Those amounts will be passed through or rebated to the Fund or Master Fund. This pass through/rebate generally also applies in the case of investments with a Strategic Capital Manager outside of its commingled vehicles. The BAAM Multi-Manager Funds (including the Fund and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There is significant overlap between BAAM’s and BSCA’s investment committees.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund and the Master Fund expect to utilize for purposes of finding attractive investments. For example, the Investment Manager generally will be restricted from investing in (i) portfolio companies of Blackstone’s private equity business and (ii) issuers with respect to which any investment advisor in the Blackstone Hedge Fund Solutions group has received material non-public information (the “Restricted Issuers”). These restrictions generally will not apply to Portfolio Managers. Other than with respect to the Restricted Issuers, the Investment Manager generally will be permitted to invest in issuers in which funds and accounts managed by affiliates of the Investment Manager have an interest. However, there are circumstances in which the Investment Manager could be forced to sell or could be restricted from selling existing investments, or could be precluded from making new investments, as a result of a relationship that Blackstone has or as a result of investments Blackstone and its clients and affiliates have made.

Blackstone maintains information barriers that are designed to protect against the improper possession and/or use of material non-public information. Generally, no employee of the Investment Manager may contact an employee of another Blackstone group outside of the Blackstone Hedge Fund Solutions group, and vice versa, about a substantive business matter, without consent of the compliance department of the Investment Manager and, if appropriate, having the compliance department chaperone such contact. Prior to receiving confidential information each Blackstone group typically seeks to limit the impact that such receipt may have on other Blackstone groups by, among other things, limiting the applicability of any confidentiality agreement to the particular Blackstone group(s) that receive the confidential information. With respect to the Investment Manager’s ability to allocate investment opportunities to the Fund and the Master Fund where such opportunities are within the common investment programs of the Fund and other clients of the Hedge Fund Solutions group, Blackstone has established general guidelines for determining how such allocations are made, which, among other things, sets forth priorities and presumptions regarding allocation for certain types of investments and other matters. The application of those guidelines may result in the Fund and the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines. It may also be the case that the Fund and the Master Fund will benefit from the relationships of other clients of the Hedge Fund Solutions group and Blackstone with respect to the availability of a particular investment opportunity.

Blackstone Proprietary Funds

From time to time, Blackstone hires or enters into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Fund or the Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates’ relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Middle- and Back-Office Services

BAAM owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Fund and the Master Fund, who is also the Chief Operating Officer of BAAM, serves on the board of Arcesium. To the extent permitted by the 1940 Act, Arcesium provides certain middle- and back-office services and technology to one or more Portfolio Managers and Investment Funds. The services and technology provided to the applicable Investment Funds by Arcesium are expected to support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, related recordkeeping, and other services and technology as agreed between the applicable Portfolio Managers and Arcesium. BAAM may recommend Arcesium’s services to certain Portfolio Managers, and certain Portfolio Managers from time to time may hire Arcesium. BAAM will not require any Portfolio Managers to hire Arcesium as a condition to investing in the Investment Funds of said Portfolio Managers nor will it favor Portfolio Managers who use Arcesium over Portfolio Managers who use other qualified middle- and back-office services providers when selecting Portfolio Managers for the Fund’s portfolio.

In return for its services, Arcesium typically receives a one-time upfront implementation fee, an annual software use and service fee (partly based on the relevant fund’s net asset value), and a monthly financial operations services fee (also based on the relevant fund’s net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees will be negotiated directly by Arcesium and the Portfolio Managers. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of BAAM, there are potential conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from BAAM upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, these cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM or its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium. Accordingly, a fund may be reimbursed in part or in full for its payment of Arcesium Fees; however, there is no guarantee of reimbursement in any event. In the event that cash distributions received by BAAM from Arcesium with respect to these funds’/accounts’ use of Arcesium exceed the Arcesium Fees paid by the funds/accounts, any excess amounts will be retained by BAAM. In addition, in the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive such cash distributions and that the funds/accounts will be reimbursed for any portion of the Arcesium Fees paid by it.

Other Activities of Blackstone, BAAM, and its Affiliates

BAAM devotes to the Fund and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Fund and the Master Fund and carry on investment activities for a significant number of other clients (including registered investment companies and other investment funds sponsored by BAAM, Blackstone or their affiliates) in which the Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Fund or the Master Fund but will be allocated among the Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of registered investment companies and other investment funds, will give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the Fund or the Master Fund may otherwise have to participate in investments. The Fund or the Master Fund may be forced to waive voting rights or sell or hold existing investments as a result of relationships that Blackstone has or transactions or investments Blackstone and its affiliates make or have made. In addition, BAAM may determine not to invest the Fund’s or the Master Fund’s assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s or Master Fund’s investment, BAAM may cause the Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/Advisory Clients” below), will give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the Fund or the Master Fund, any investment that BAAM or its affiliates purchase or sell, or recommend for purchase or sale, for their own accounts, for the accounts of family members or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Fund or the Master Fund. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the Fund and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the Fund or the Master Fund have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund or the Master Fund.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients

BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the Fund, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, through receiving investment recommendations, non-discretionary clients may from time to time effectively have access to or have the right to obtain information about investment decisions made for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Transactions Between the Fund and Other BAAM Clients

BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

Management of the Fund

Board of Trustees

The Fund has a Board of Trustees, currently consisting of John M. Brown, Frank J. Coates, Peter M. Gilbert, Paul J. Lawler, Kristen M. Leopold, and Peter Koffler. The Board of Trustees supervises the conduct of the Fund’s affairs and BAAM’s overall management of the Fund. A majority of the Board of Trustees is comprised of persons (the “Independent Trustees”) who are not “interested persons” (as defined in the 1940 Act) of the Fund. Each of the Trustees has substantial experience in issues relating to investment companies such as the Fund. The Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Fund’s Declaration of Trust. The initial Trustees serving on the Board of Trustees were elected by the organizational shareholder of the Fund. The Fund’s Board of Trustees also serves as the board of trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the Board of Trustees of the Fund or of the Master Fund, as appropriate.

BAAM

Overview

BAAM, the Hedge Fund Solutions group within Blackstone, was founded in 1990 to manage the internal assets of Blackstone by creating a diversified portfolio of hedge fund investments to offset the equity exposure of Blackstone’s other businesses. BAAM, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, serves as the investment manager to the Fund and the Master Fund. BAAM has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund and the Master Fund under the overall supervision and control of the Board of Trustees of the Fund and the Master Fund. BAAM is a wholly-owned subsidiary of Blackstone, a publicly traded limited partnership that has units which trade on the New York Stock Exchange under the symbol “BX.” Information about Blackstone, including certain ownership, governance, and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com/ or the SEC’s website at http://www.sec.gov.

BAAM advises corporate investors, public investors, union pension funds, sovereign wealth funds, central banks, insurance companies, high net worth individuals, family trusts and other institutional investors. These investors look to BAAM to create investment solutions across multiple asset classes and strategies while protecting capital through robust risk and portfolio management processes. BAAM’s core strategies include commingled, customized, registered funds, hedge funds, as well as its Strategic Alliance and Strategic Capital Holdings funds (as defined herein).

With offices in New York, London, Hong Kong, and Tokyo, BAAM is led by John McCormick, President and CEO of BAAM. As of March 31, 2018, BAAM employs 233 people in these locations. The New York office serves as BAAM’s headquarters and the central location from which all of BAAM’s investment activities and operations are directed. The London office is involved in investment research, monitoring underlying managers, strategy development and client service. The Hong Kong office is primarily focused on Asian hedge fund research. The Tokyo office is primarily focused on Japanese business development and client service.

BAAM is comprised of experienced professionals with diverse financial backgrounds across its teams: Senior Management, Manager Research, Risk Management, Business & Financial Evaluation (“BFE”), Legal & Product Structuring (which includes all BAAM Compliance personnel), Technology, Business Analysis Team, Investor Relations & Business Development and BAAM Finance.

As of March 31, 2018, BAAM had approximately $78.7 billion (unaudited) in assets under management. Blackstone and its employees have approximately $2.1 billion (as of March 31, 2018; unaudited) invested in BAAM-advised portfolios.

Investment Process

Each investment with a hedge fund manager is the culmination of BAAM’s investment decision-making process. Integrating a top-down perspective with bottom-up expertise, strategy-focused research teams seek to identify hedge fund investment opportunities that are consistent with BAAM’s macroeconomic view.

As part of its investment research process, BAAM meets with hundreds of managers each year. Peer groups are created, ranked, and re-ranked on both quantitative and qualitative criteria on an ongoing basis. This assists BAAM in sourcing new managers for review, prioritizing workflow, identifying trends in investment strategies, and monitoring existing managers.

On an ongoing basis, BAAM’s Manager Research Team discusses potential new managers. Generally, once a manager is deemed a formal prospect after due diligence by the Manager Research Team, all BAAM Teams involved in the due diligence process commence their detailed due diligence procedures. On a periodic basis, BAAM reviews the status of all prospective managers strongly considered for funding in preparation for evaluation by BAAM’s investment committee.

Deeming a manager a proper investment for a BAAM-advised portfolio involves both manager-specific considerations as well as strategic asset allocation considerations.

Asset allocation decisions are guided by a top-down assessment of opportunities across market sectors and refined to satisfy investment objectives and restrictions. In addition to ongoing identification of investment opportunities, BAAM performs ongoing analysis of short- and medium-term risk and expected returns by sector to help form asset allocation decisions and guide research efforts. On a monthly basis, BAAM holds its Allocation Strategy Meeting, which is a formal synthesis of BAAM’s top-down asset allocation perspective. Beyond this, BAAM maintains a dialogue with other investment personnel across Blackstone, subject to information walls and other policies and procedures designed to prevent the dissemination of material non-public information, which enables it to leverage the resources and talent throughout the organization as BAAM formulates its macroeconomic perspective and asset allocation decisions.

A bottom-up approach is used to determine the optimal combination of underlying hedge fund managers that will reflect the strategy’s objectives. Managers are evaluated with respect to their individual performance, as well as their ability to add diversification value to the portfolio, where applicable. Beta testing as well as portfolio construction and asset allocation models are used to facilitate the process. BAAM also performs scenario analysis and stress testing to help understand possible portfolio reactions in periods of market dislocation.

By the conclusion of the process, a portfolio is designed that targets the strategy’s specific objectives and that reflects BAAM’s macro outlook. Following the launch of a BAAM-advised portfolio, periodic adjustments are made to its composition based on underlying manager performance and changes in market conditions and opportunities. Allocations to strategies and specific managers are continually reviewed and adjusted based upon available opportunities.

Due Diligence

BAAM uses a multi-disciplinary approach to evaluate Portfolio Managers. Manager due diligence is conducted by four due diligence teams: Manager Research, Risk Management, BFE and Legal Due Diligence. Each team has veto power over any investment proposed to the Investment Committee for approval.

Members of each due diligence team are assigned to cover each prospective manager. During the due diligence process, the teams will often meet to discuss open issues, work together to negotiate terms, and present the prospective manager to BAAM’s Investment Committee. If the investment is funded, the four due diligence teams conduct ongoing due diligence and monitoring of the investment.

Furthermore, the four due diligence teams are complemented by dedicated Portfolio Management professionals. This specialist team facilitates streamlined decision-making and portfolio-by-portfolio context, and continually focuses on best practice investment processes. BAAM’s Portfolio Management Team executes the monthly portfolio allocation process and monitors adherence to investment guidelines as well as produces portfolio-and manager-level analytics and supports ongoing portfolio monitoring efforts.

A key aspect of using the multi-disciplinary approach to manager due diligence is information sharing across the due diligence teams. While each team has a different focus during its reviews, teams can compare responses on overlapping issues received from portfolio managers, risk managers, internal and external counsel, service providers, references and back office professionals for consistency and completeness of information. Synergies are created when multiple teams have reviewed different materials and offer complementary yet varying perspectives regarding the overall investment. Having a forum to share information is central to BAAM’s process and success.

Ongoing Monitoring

In addition to annual on-site visits conducted during the Due Diligence process, BAAM’s four due diligence teams monitor Portfolio Managers on an ongoing basis through a variety of methods. Nearly all of BAAM’s Portfolio Managers report performance on a monthly basis, and the majority report performance estimates on a bi-weekly basis. Many of BAAM’s Portfolio Managers submit monthly letters summarizing positions, sector/industry weightings, risk exposures, as well as profit & loss attribution. In addition to this, BAAM contacts the majority of its Portfolio Managers on a monthly basis to obtain detail on portfolio strategy, key risk/return drivers of the portfolio, significant positions, market trends impacting trading strategies and organizational developments. In the event that market conditions become difficult for a particular investment style or the Portfolio Managers report surprising returns (positive or negative), BAAM will increase the frequency of contact with relevant Portfolio Managers.

The four due diligence teams monitor industry-specific and general news publications for events that may warrant contact with Portfolio Managers. This may include manager-specific new coverage or a broader market event which may impact the Portfolio Manager’s business.

Management Agreement

The Master Fund pays BAAM an aggregate fixed management fee (the “Management Fee”), payable quarterly in arrears on the last Business Day of each quarter. The Management Fee accrues monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to the Management Fee payment being calculated or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee reduces the net asset value of Master Fund (and indirectly, of the Fund) as of the end of the accounting period in which it is payable and after the calculation of the Management Fee. BAAM will charge a pro rata portion of the Management Fee in the event of contributions or repurchases taking place during a given calendar quarter.

The contractual fee rate and related terms of the Fund’s and the Subsidiary’s separate Investment Management Agreements with BAAM are substantially the same as the terms of the Master Fund’s investment management agreement with BAAM, except that pursuant to the Fund’s Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company, and no investment management fee is payable by the Subsidiary at any time. For purposes of the Fund’s Investment Management Agreement, the term “investment security” has the same meaning as under Section 12(d)(1)(E) of the 1940 Act. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by BAAM to the Fund and the Master Fund. To the extent the Fund does not solely invest in another registered investment company, the Fund will incur a contractual fee under the Fund’s Investment Management Agreement. A discussion regarding the basis for the Board of Trustees’ approval of the continuance of the Fund’s, Master Fund’s, and Subsidiary’s Investment Management Agreements with BAAM is available in the Fund’s Annual Report for the fiscal year ended March 31, 2018.

The Investment Management Agreements between BAAM and each of the Fund, Master Fund, and Subsidiary provide that BAAM shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its duties as adviser in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

Portfolio Managers

The portfolio managers maintain primary responsibility for the day-to-day management of the portfolios of the Fund and the Master Fund (including the Subsidiary). Information regarding the portfolio managers is set forth below.

Name	Portfolio Manager of the Fund Since	Title and Recent Biography
Gideon Berger	2016	2008-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Greg Geiling	2016	2012-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
		2011: Managing Director, Blackstone (Hedge Fund Solutions)

Min Htoo	2017	2017-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
		2014-2016: Co-founder of Anandar Capital Management LP
		2005-2014: Partner, Magnetar Capital LLC

Robert Jordan	2016	2013-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
		2011-2012: Managing Director, Blackstone (Hedge Fund Solutions)

John McCormick	2016	2010-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Ian Morris	2016	2016-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)
		2011-2015: Managing Director, Blackstone (Hedge Fund Solutions)

Alberto Santulin	2012	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

Stephen Sullens	2016	2006-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Further information regarding the portfolio managers, including compensation, other accounts they manage and their ownership of securities in the Fund, is available in the SAI.

Expense Limitation Undertaking

BAAM has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred by the Fund and the Fund’s pro rata share of all expenses incurred by the Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution and Service Fee, (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund),

(vi) taxes, and (vii) extraordinary expenses (in each case, as determined in the sole discretion of BAAM). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, BAAM will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAAM may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after August 31, 2020 upon written notice to the Fund. This arrangement cannot be terminated prior to August 31, 2020 without the Board’s consent.

The Fund has agreed to repay the amounts borne by BAAM under the Expense Limitation and Reimbursement Agreement within the three year period after BAAM bears the expense, when and if requested by BAAM, but only if and to the extent that the estimated annualized Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for a given month are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAAM is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Pass-Through Voting

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

Other Service Providers to the Fund and Master Fund

The Distributor

Blackstone Advisory Partners L.P., an affiliate of BAAM, a limited partnership under the laws of Delaware, serves as the principal underwriter of the Fund. The Distributor’s principal business address is 345 Park Avenue, New York, New York 10154.

Pursuant to the distribution agreement (the “Distribution Agreement”), the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

The Administrator

Each of the Fund and Master Fund has appointed State Street Bank and Trust Company (“State Street”) to serve as its administrator pursuant to an agreement among the Fund, the Master Fund, Blackstone Alternative Alpha Fund II, the Subsidiary, and State Street (the “Administration Agreement”). State Street’s principal business address is One Lincoln Street, Boston, Massachusetts 02111. Under the Administration Agreement, State Street performs certain general administrative tasks for the Fund and the Master Fund, including, but not limited to, keeping financial books and records of the Fund and the Master Fund.

The Master Fund compensates State Street according to a fee schedule, under which the following amounts are aggregated and paid monthly: 4.5 basis points on the first $250 million in aggregate net assets of the Master Fund, 3.5 basis points on the next $250 million in aggregate net assets of the Master Fund, 3.0 basis points on the next $500 million in aggregate net assets of the Master Fund, and 3.0 basis points on the aggregate net assets of the Master Fund in excess of $1 billion (the “Asset-Based Fees”). The Asset-Based Fees are subject to a monthly minimum fee. State Street is referred to herein as the “Administrator.”

Custodian

State Street Bank and Trust Company, through its offices in Massachusetts, serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 1 Lincoln Street, Boston, MA 02111.

The Bank of New York Mellon Corporation, through its offices in New York, serves as the custodian of the assets of the Master Fund, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. Assets of the Master Fund are not held by BAAM or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the custodian, subcustodian or foreign custody manager in a securities depository, clearing agency or omnibus customer account. Bank of New York Mellon Corporation’s principal business address is 101 Barclay Street, 17W, New York, New York 10286.

Transfer Agent

State Street serves as the transfer agent and dividend disbursing agent for the Fund and the Master Fund. State Street’s principal business address for the provision of transfer agency services is 1 Heritage Drive, North Quincy, Massachusetts 02171.

State Street, in its role as transfer agent and dividend disbursing agent for the Fund and Master Fund, is referred to herein as the “Transfer Agent.” The Transfer Agent will hold subscription monies received from prospective Investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Fund in a non-interest bearing account pending the admission of Investors to the Fund. If an Investor’s subscription is not accepted, the Transfer Agent will return the subscription monies to the Investor.

Independent Registered Public Accounting Firm

The Board has selected Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Fund and the Master Fund. Deloitte & Touche LLP’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Legal Counsel

The law firm of Ropes & Gray LLP serves as legal counsel to the Fund and the Master Fund.

Contractual Arrangements

As described above, the Fund is a party to contractual arrangements with various parties who provide services to the Fund, including BAAM, the Distributor, the Administrator, the Custodian, the Transfer Agent, and the Independent Registered Public Accounting Firm, among others. Investors are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual Investor or group of Investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

This Prospectus and the related SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any Investor, or to give rise to any rights in any Investor or other person other than any rights under federal or state law that may not be waived.

Subscription for Shares

The Offering

Shares are being offered on a continuous basis at their net asset value per share plus any applicable sales loads and may be purchased as of the first Business Day of any month, or at such other times as the Board may determine. Shares may be purchased only from selected broker-dealers or through the Distributor. The continuous offering may be discontinued at any time. The Distributor has the sole right to accept orders to purchase Shares and reserves the right to reject any order in whole or in part.

Shares are being offered only to “Eligible Investors” as defined below. The minimum initial investment in the Fund by an investor is $25,000. Subsequent investment must be at least $5,000. These minimums may be waived by BAAM from time to time for certain investors, including officers and employees of BAAM and its affiliates. Financial intermediaries may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary for further information.

The full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the Effective Date of the Share purchase or at such later time as permitted by the Fund or BAAM in its sole discretion. Financial intermediaries may impose additional, potentially earlier, deadlines to receive funds prior to subscriptions. Contact your financial intermediary for further information. Notice of each Share transaction will be furnished to the Investor (or its financial intermediary) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Shares generally will be available within 30 days after the Effective Date of the Share purchase; at that time, the number of Shares based on that net asset value and each Investor’s subscription amount will be determined and credited to the Investor’s account.

Each prospective Investor must complete the subscription documents, in which the prospective Investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent must receive the executed subscription documents at least five Business Days before the date as of which Shares are to be issued. However in the Fund’s or BAAM’s discretion, subscription documents received after this deadline may be accepted. Financial intermediaries may impose additional, potentially earlier, deadlines to receive subscription documents. Contact your financial intermediary for further information.

Eligible Investors

Unless otherwise agreed by the Board, Shares will be sold only to persons who qualify as “accredited investors,” as defined in Regulation D under the Securities Act. Such persons are referred to in this Prospectus as “Eligible Investors.” Qualifications that must be met in becoming an Investor are set out in the subscription agreement that must be completed by each prospective Investor. Investors who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional subscription. Any transferee of Shares must qualify as Eligible Investors at the time of transfer.

Suitability of Investment

An investment in the Fund involves a considerable amount of risk. It is possible that a prospective Investor may lose some or all of his or her investment. Before making an investment decision, a prospective Investor should consider, among other things: (1) the suitability of the investment with respect to such investor’s investment objectives and personal situation; and (2) other factors, including such investor’s personal net worth, income, age, risk tolerance, tax situation and liquidity needs. Prospective Investors should be aware of how the Fund’s and the Master Fund’s investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor.

Distribution Arrangements

The Distributor acts as the distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Shares may be offered through other brokers or dealers (each, a “Selling Agent” and together, the “Selling Agents”) that have entered into selling agreements with the Distributor. The Fund is not obligated to sell any Shares that have not been placed with Investors that meet all applicable requirements to invest in the Fund. Investors should consult with their financial intermediaries about any additional fees or charges they might impose.

Neither the Distributor nor any other broker-dealer is obligated to buy from the Fund any of the Shares. There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the continuous offering. The Distributor does not intend to make a market in the Shares. To the extent consistent with applicable law, the Fund has agreed to indemnify the Distributor against certain liabilities under the Securities Act.

Selling Agents typically receive the sales load with respect to the Shares purchased by their Investors. The Distributor does not receive any portion of the sales load. Purchases of Shares are subject to a maximum sales load of up to 3.00%. The Selling Agents may, in their sole discretion, reduce or waive the sales load. Investors should direct any questions regarding sales loads to the relevant Selling Agent.

BAAM and/or its affiliates typically pay additional compensation, out of its own assets and not as an additional charge to the Fund or the Master Fund, to certain Selling Agents in connection with the sale and/or distribution of Shares or the retention and/or servicing of Investor accounts. This compensation would be in addition to compensation paid by the Fund, which is described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Selling Agent, or may be based on a percentage of the value of Shares sold to, or held by, customers of the Selling Agent. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments. As of the date of this Prospectus, the following Selling Agent is receiving such payments: Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). The level of payments made to Merrill Lynch will not exceed 0.125% of the average daily net assets of Shares held by investors that purchase their Shares through Merrill Lynch (for as long as such Shares are held by those investors through accounts at Merrill Lynch or its affiliates and Merrill Lynch continues to provide the investor servicing activities).

The Fund pays the Distributor an ongoing Distribution and Service Fee at an annualized rate of 0.85% of the average net assets of the Fund. This Distribution and Service Fee consists of compensation at a rate of 0.60% for the sale and marketing of the Shares (the “Distribution Component”) and 0.25% for personal services provided to Investors and/or the maintenance of Investor accounts (such as personal services including, among others, responding to Investor inquiries and providing information on their investments in the Fund) (the “Service Component”). Selling Agents whose customers participate in wrap fee programs or have other fee-based arrangements with the Selling Agent may provide a credit to such customers against such ongoing fees in an amount equal to such ongoing fees. Any such credits are made pursuant to arrangements between the Selling Agent and the applicable Investor and are not made at the Fund level. The Fund operates pursuant to an exemptive request that it has been granted by the Financial Industry Regulatory Authority (“FINRA”) so that the sales load, the ongoing payments of the Distribution Component and Service Component made by the Fund and any additional compensation to Selling Agents made by BAAM and/or its affiliates are governed by FINRA Rule 2341. This is the FINRA rule that governs the receipt of compensation by certain financial intermediaries that sell shares of open-end investment companies and/or closed-end interval funds, among other entities. Pursuant to this granted exemption and in accordance with Rule 2341, payment of the Distribution Component and/or the Service Component could continue for an extended period of time (including, in either case, during the entire life of the Fund). In addition, the aggregate amount of the Distribution Component paid by the Fund and indirectly borne by long-term Investors over time ultimately could exceed the maximum front-end sales charge permitted by FINRA. The Distributor intends to comply with FINRA Rule 2341 in connection with the distribution of the Shares.

Because the Fund currently intends to voluntarily adhere to Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company, the Fund has adopted and implemented its Distribution and Service Plan (the “Plan”) in the manner required by such Rule. By adopting the Plan in accordance with Rule 12b-1, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its Shares, to the extent that a portion of the Distribution and Service Fee payments are characterized as such. In conformity with Rule 12b-1, when the Plan was adopted the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan, concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its Investors. In further conformity with Rule 12b-1, the Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Plan; (iii) any material amendment to the Plan must be approved by the Board and the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan, acting in person at a meeting called for said purpose and (iv) any amendment to increase materially the costs which the Shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding Shares and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the. The Plan is terminable without penalty at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan, or by a vote of the holders of a majority of the outstanding Shares of the Fund.

In situations where a financial advisor associated with a Selling Agent sells Shares while associated with such Selling Agent to an Investor, then subsequently moves to a broker or dealer that does not have a selling agreement in place with the Distributor, such Shares may be transferred, with the Investor’s permission, to the new broker or dealer on a hold and sell only basis. Compensation associated with Shares being held in an account maintained with a broker or dealer that does not have a selling agreement with the Distributor will be recycled back into the Fund.

Determination of Net Asset Value

The net asset value of each of the Fund and the Master Fund is equivalent to its assets less its liabilities, including accrued fees and expenses, as of any date of determination. Because the Fund invests substantially all of its assets in the Master Fund, the value of the Fund’s assets will depend on the value of its investment in the Master Fund and, thus, the value of the Master Fund’s investments in Investment Funds. The net asset value of the Fund and the Master Fund and the net asset value per share of the Fund and the Master Fund generally will be calculated by the Administrator as of the end of each calendar month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Boards of the Fund and the Master Fund. The Board of the Master Fund has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds in accordance with GAAP. The Administrator, in consultation with BAAM, calculates the net asset value of the Master Fund in accordance with GAAP and the Master Fund’s procedures as adopted by the Board. As a general matter, the Master Fund bases its net asset value on valuations of its interests in the Investment Funds provided by the Portfolio Managers and their agents, including their administrators, in accordance with the Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. Typically, the fair value of the Master Fund’s interest in an Investment Fund represents the amount that the Master Fund could reasonably expect to receive from an Investment Fund were the Master Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Portfolio Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information available to the Master Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. In the unlikely event that an Investment Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of the Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its portfolio.

Because of the important role that Investment Funds’ valuation reporting plays in the valuation of the Master Fund’s and Fund’s net assets, before investing in any Investment Fund, BAAM will conduct a due diligence review of the valuation methodology used for the Investment Fund. These valuation methodologies generally use market values when available, and otherwise utilize principles of fair value that BAAM reasonably believes to be consistent with (but not necessarily the same as) those used by the Master Fund and Fund for valuing their own investments. After investing in an Investment Fund, BAAM will monitor the valuation methodology used by the Investment Fund. Although the procedures approved by the Board provide that the Administrator will review the valuations provided by the Portfolio Managers, none of BAAM, the Administrator or the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are typically unaudited, except for year-end valuations).

For each date for which the net asset value of the Master Fund is calculated, BAAM will perform an independent valuation of the Master Fund’s portfolio. BAAM will consider all relevant information and the reliability of pricing information provided by the Portfolio Managers and/or the administrators of the Investment Funds. BAAM may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in the Investment Fund. In those circumstances, the Master Fund might value its interests in the Investment Fund at a discount or a premium to the value it receives from the Investment Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its own net asset value, may be subject to later adjustment, based on information reasonably available at such later time. For example, fiscal year-end net asset value calculations of the Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund and the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by Investors who tendered their Shares before such adjustments and received their proceeds from such tenders. As a result, to the extent that subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of an Investment Fund adversely affect the Master Fund’s and Fund’s net asset values, the outstanding Shares will be adversely affected by previous tenders to the benefit of Investors who tendered their Shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding Shares and to the detriment of Investors who previously tendered their Shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares.

Assets of the Fund or Master Fund held directly and for which market quotations are readily available are valued at their current market value.

Assets for which no market quotations are readily available are valued in any fair and reasonable manner the Board or its delegate may determine.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In these circumstances, BAAM and/or the Board of the Master Fund and Fund will reevaluate their fair value methodology to determine what, if any, adjustments should be made to the methodology.

Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. Because of overall size, duration and maturities of positions held by the Fund or Investment Funds, the value at which investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund or Investment Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Fund or Investment Fund may routinely trade with bid-offer spreads that may be significant. In addition, the Fund or Investment Fund may hold loans or privately placed securities for which no public market exists. There can be no guarantee that the Fund’s or an Investment Fund’s investments could ultimately be realized at the Fund’s or Investment Fund’s valuation of such investments. In addition, the Fund’s or Investment Fund’s compliance with the asset diversification tests applicable to RICs (as defined below) depends on the fair market values of the Fund’s or Investment Fund’s assets, where applicable, and, accordingly, a challenge to the valuations ascribed by the Fund or Investment Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

BAAM acts as investment adviser to other clients that may invest in securities for which no public market price exists. BAAM may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund or Fund and other clients. Consequently, the fees charged to the Fund and the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund and the Master Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Fund and Master Fund if the judgments of the Board of the Fund and Master Fund, BAAM, or Portfolio Managers should prove incorrect. Also, Portfolio Managers typically only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. The Fund’s current net asset value per share is available on the Fund’s website at http://www.blackstone.com/blackstone-alternative-alpha-funds.

Repurchases and Transfers of Shares

No Right of Redemption

The Fund is a closed-end investment company, and therefore no Investor will have the right to require the Fund to redeem its Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Investors generally are not able to liquidate their investment other than as a result of repurchases of their Shares by the Fund.

Repurchases of Shares

The Fund from time to time may offer to repurchase a portion (generally, 5–25%) of its outstanding Shares pursuant to written tenders by Investors. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Investors who tender Shares within the 12-month period following acquisition may be subject to an early withdrawal fee, as described below under “Early Withdrawal Fee.” In determining whether the Fund should repurchase Shares from Investors pursuant to written tenders, the Fund’s Board will consider BAAM’s recommendation. BAAM expects that it will recommend to the Fund’s Board that the Fund conduct quarterly repurchases.

The Fund’s assets will consist primarily of its investment in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to tender offers, the Fund may find it necessary to liquidate all or a portion of its investment in the Master Fund. Shares of the Master Fund are subject to significant transfer restrictions. The Master Fund is a closed-end investment company and the Fund does not have the right to require the Master Fund to redeem the shares of the Master Fund held by the Fund. Therefore, the Fund typically may withdraw all or a portion of its investment in the Master Fund only pursuant to repurchase offers by the Master Fund. The Master Fund’s Board expects that the Master Fund will conduct repurchase offers on a quarterly basis, following the expiration of the Fund’s prior repurchase offer, in order to permit the Fund to undertake quarterly repurchase offers following procedures that are substantially similar to those employed by the Fund. However, there are no assurances that the Master Fund’s Board will, in fact, decide to conduct repurchase offers on this or any other schedule. Moreover, the Master Fund has investors other than the Fund and if a repurchase offer by the Master Fund is fully or oversubscribed, the Fund only would have access to a pro rata portion of the offer by the Master Fund based on the size of its investment in the Master Fund relative to the size of the investments in the Master Fund by other investors. It is anticipated that each repurchase offer made by the Master Fund will extend only to a specified portion of the Master Fund’s net assets, based upon, among other things, the results of the Fund’s most recent offer, and the liquidity of the Master Fund’s assets. Because the Master Fund’s assets are expected to be illiquid, it is anticipated that repurchase offers of the Master Fund, and consequently those of the Fund, will be accordingly limited. The Master Fund will typically make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may also affect the size of the Master Fund’s offers.

In addition to considering BAAM’s recommendation, the Fund’s Board also will consider the following factors, among others, in determining the timing and terms of any offers to repurchase Shares:

•	Whether any Investors have requested that the Fund repurchase their Shares;

•	The liquidity of the Master Fund’s assets;

•	The investment plans and working capital requirements of the Fund and Master Fund;

•	The relative economies of scale with respect to the size of the Fund;

•	The history of the Fund in repurchasing Shares;

•	The condition of the securities markets; and

•	The anticipated tax and/or regulatory consequences of any proposed repurchases of Shares.

The Board will determine that the Fund repurchase Shares from Investors pursuant to written tenders only on terms it determines to be fair to the Fund and to all Investors or persons holding Shares acquired from Investors, as applicable. When the Board determines that the Fund will repurchase Shares, notice will be prepared describing the terms of such repurchase, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender Shares during the period that a repurchase offer is open may ascertain the most recent net asset value of their Shares from the Transfer Agent.

Unless the Board permits revocation, repurchases will be irrevocable after receipt and acceptance by the Fund of eligible written tenders of Shares from Investors by the applicable repurchase offer deadline. If a repurchase offer is oversubscribed by Investors who tender Shares, the Fund may extend the repurchase offer period, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law.

In light of liquidity constraints associated with the Master Fund’s investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from Investment Funds in order to pay for Shares being repurchased, the Fund expects that repurchase offers generally will be conducted according to the following procedures; however, the timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 90 calendar days prior to the last day of March, June, September and December each year (each such date is referred to as a “Tender Valuation Date”) and remain open for approximately 20 Business Days.

Payment for repurchased Shares may be made in cash or by the distribution of securities in kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in kind except in the unlikely event that making a cash payment is not feasible or would result in a material adverse effect to the Master Fund, the Fund, or Investors not tendering Shares for repurchase. Any in-kind distribution of securities is likely to consist of unmarketable securities (valued pursuant to procedures approved by the Board), which would be distributed to all tendering Investors on an equal basis to the extent practicable. Investors may be unable to liquidate such securities in a timely manner, may incur brokerage or other transaction costs in liquidating such securities, and may receive a lower price upon liquidation of such securities than the value assigned to them by the Fund at the time of distribution.

If an Investor tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the Investor a non-interest-bearing, non-transferable promissory note entitling the Investor to the payment(s) described in (A) or (B) below, as applicable:

A.	Payment Schedule for Purchases of Greater than or Equal to 95% of your Shares:

•

an initial payment equal to 95% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, will be paid to the Investor on or before the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund its purchase of Shares, ten Business Days after the Fund has received at least 95% of the aggregate purchase amount from the Master Fund;

•

a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Tender Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment, which will be paid to the Investor promptly after completion of the Fund’s next annual audit; and

•	the 2.00% early withdrawal fee described below (if applicable) will reduce the repurchase proceeds by reducing the Initial Payment by the amount of the fee.

B.	Payment Schedule for Purchases of Less than 95% of your Shares:

•

a single payment (the “Single Payment”) equal to 100% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date, which, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, will be paid to the Investor on or before the later of (a) 30 days after the Tender Valuation Date or, (b) if the Fund has requested the repurchase of all or a portion of its investment in the

Master Fund in order to fund its purchase of Shares, ten Business Days after the Fund has received at least 95% of the aggregate purchase amount from the Master Fund; and

•	the 2.00% early withdrawal fee described below (if applicable) will reduce the repurchase proceeds by reducing the Single Payment by the amount of the fee.

The Fund may make multiple audit adjustments to repurchase payment amounts in the event that additional relevant information becomes available following the Fund’s annual audit. Although the Fund has the option to pay all or a portion of the Initial Payment, Contingent Payment and/or Single Payment by distributing securities, such amounts are expected to be paid entirely in cash. Other than the early withdrawal fee described below (if applicable), the Fund does not expect to impose any charges on repurchases of Shares in the Fund.

The Master Fund may be subject to initial lock-up periods of certain Investment Funds beginning at the time of the Master Fund’s initial investment in an Investment Fund. During this period, the Master Fund may not be permitted to withdraw its investment or only may be able to do so with payment of a fee. In addition, some Investment Funds may, from time to time, suspend completely or restrict withdrawal rights for an indefinite period of time in response to market unrest or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such times, the Master Fund may not be able to liquidate its holdings in such Investment Funds to allow the Fund to meet repurchase requests. As a result, the Fund is not able to guarantee liquidity to Investors through repurchase offers. Furthermore, if the Master Fund seeks to liquidate its investment in an Investment Fund that maintains a “side pocket,” establishes a liquidating account mechanism or pays illiquid securities in kind, the Master Fund may not be able to fully liquidate its investment without delay and such delay could be substantial. Accordingly, the Fund may need to suspend or postpone repurchase offers if the Master Fund is not able to dispose of its interests in Investment Funds in a timely manner.

An Investor tendering for repurchase less than all of his or her Shares must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $25,000. If an Investor tenders a number of Shares that would cause the aggregate net asset value of the Investor’s Share holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund may also repurchase all of such an Investor’s Shares in the Fund. BAAM may waive the minimum account balance from time to time in its sole discretion.

The Fund’s, and a Share’s, net asset value may change materially from the date a tender offer is mailed to the Tender Valuation Date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its net asset value is discussed under the caption “Determination of Net Asset Value” and additional risks are discussed under “Risks Associated with BAAM and the Operation of the Fund—Liquidity Risks.”

BAAM and its affiliates may tender for repurchase in connection with any repurchase offer made by the Fund any Share that it holds in its capacity as an Investor.

Consequences of Repurchase Offers

Repurchase offers typically will be funded from available cash or sales of portfolio securities of the Fund or the Master Fund. However, payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than BAAM otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover, potentially increasing the realization of capital gains, including short-term capital gains taxable to individuals as ordinary income when distributed. BAAM intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund or the Master Fund finances repurchase proceeds by selling Fund or Master Fund investments, the Fund or the Master Fund may hold a larger proportion of its total assets in less liquid securities. As the Fund’s portfolio becomes more illiquid, the Fund’s portfolio may become harder to value and it may become harder for the Fund to dispose of its investments at prices BAAM believes reflect their fair value, or at all, resulting in losses to the Fund and its shareholders. Additionally, non-tendering Investors will own a proportionally greater amount of illiquid investments which may adversely affect their ability to tender their Shares for repurchase in subsequent tender offers, as well as the Fund’s ability to conduct future tender offers at all. In a scenario where the Fund’s portfolio is becoming increasingly illiquid, the Board of Trustees may determine not to make repurchase offers and/or may determine that it is in the best interests of the Fund and its Investors to liquidate and dissolve the Fund. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. In addition, the repurchase of Shares by the Fund may be a taxable event to tendering Investors. See “Tax Considerations.”

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and its net assets. A reduction in the Fund’s net assets will tend to increase the Fund’s expense ratio.

Early Withdrawal Fee

Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2.00% of the aggregate net asset value of the Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on the first Business Day of April would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. The Fund may, in its sole discretion, waive the early withdrawal fee in certain cases (e.g. in case of a repurchase request by an Investor following a transfer by operation of law). Any such waiver does not imply that the early withdrawal fee will be waived at any time in the future. To the extent that the repurchase proceeds are invested immediately in another fund advised by BAAM or its affiliates that operates as a feeder fund investing in the Master Fund, the Fund will waive the early withdrawal fee and the original issue date of the investment in the Fund will apply to the investment in such other fund. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis.

Forced Redemption

The Fund may (i) repurchase all or any portion of the Shares of an Investor or any person acquiring Shares or portion of the Shares from or through an Investor without consent or other action by the Investor or other person or (ii) cause an Investor to sell all or a portion of its Shares to another Investor, at the most recently calculated net asset value of such Investor’s Shares, for any reason deemed advisable by the Board and to the extent consistent with applicable law, including but not limited to situations in which:

•

the Shares (or a portion of the Shares) have been transferred without BAAM’s approval or the Shares (or a portion of the Shares) has vested in any person other than by operation of law as the result of the death, disability, dissolution, bankruptcy or incompetence of an Investor;

•

ownership of the Shares (or portion of the Shares) by an Investor or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may in the judgment of the Board or BAAM subject the Fund or any Investor to an undue risk of adverse tax (such as the Fund no longer being eligible for treatment as a regulated investment company) or other fiscal or regulatory consequences;

•

continued ownership of the Shares (or portion of the Shares) by the Investor or other person may be harmful or injurious to the business of the Fund, the Master Fund, the Board of the Fund or the Master Fund, BAAM, or prevent BAAM from receiving any fees in respect of the Fund or such Investor;

•	any of the representations and warranties made by an Investor in connection with the acquisition of the Shares (or portion of the Shares) was not true when made or has ceased to be true;

•

the value of an Investor’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or

•	an Investor ceases to be eligible, due to changes in the Investor’s circumstances, changes initiated by a Selling Agent, or otherwise, to hold Shares through an account with a Selling Agent.

Transfer of Shares

Shares are not traded on any securities exchange or other market. Shares may not be assigned, transferred, pledged, mortgaged, hypothecated, sold or otherwise disposed of, encumbered or conveyed (each a “Transfer”), except (i) by operation of law resulting from an Investor’s death, disability, dissolution, bankruptcy or incompetence or (ii) with the written consent of an officer of the Fund, which consent may be withheld in his or her sole discretion and shall not be subject to challenge by any potential assignor or assignee. Unless waived by an officer of the Fund, Shares may not be transferred unless the Fund has received a written opinion of its counsel (at the expense of the transferor) that such transfer qualifies for an exemption from such registration under the Securities Act or the regulations thereunder.

Any transferee acquiring Shares by operation of law as a result of the death, disability, dissolution, bankruptcy or incompetence of an Investor or otherwise will be entitled to (i) the distributions paid on the Shares so acquired, (ii) to Transfer all or any portion of the Shares in accordance with the terms of the Declaration of Trust and (iii) to tender all or any portion of the Shares for repurchase by the Fund. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor, or the Investor’s equity owners in certain circumstances, at the time of purchase meets the standard for an “accredited investor” as defined in Regulation D under the Securities Act. If an Investor transfers its Shares with the approval of the Board or BAAM (as applicable), the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the fund in connection with such transfer.

In subscribing for Shares, an Investor agrees to indemnify and hold harmless the Fund, the Board, BAAM, each other Investor and their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made by that Investor in violation of these provisions or any misrepresentation made by that Investor in connection with any Transfer.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “DRIP”), unless an Investor is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) will be automatically reinvested by the Fund in additional Shares. Election not to participate in the DRIP and to receive all dividends and capital gain distributions in cash may be made by indicating that choice on the subscription documents or by contacting the Transfer Agent at 1 Heritage Drive, North Quincy, Massachusetts 02171 or at 1-855-890-7725.

After the Fund declares a dividend (including a capital gain dividend) or determines to make a capital gain distribution, participants will be issued additional Shares at their then net asset value. Notice of each such Share transaction will be furnished as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records.

In the case of persons, such as banks, brokers or nominees, who hold Shares for others who are the beneficial owners, the DRIP will be administered on the basis of the number of Shares certified from time to time by the record holders as representing the total amount registered in the record holder’s name and held for the account of beneficial owners who are participants in the DRIP. Investors who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the DRIP. Additional information about the DRIP may be obtained by contacting the Transfer Agent at 1 Heritage Drive, North Quincy, Massachusetts 02171 or at 1-855-890-7725.

Investors who choose to redeem Shares in connection with the Fund’s offer to repurchase Shares (as described above under “Repurchases of Shares”) will be automatically terminated from the DRIP with respect to such Shares as of the applicable Tender Valuation Date of the offer and any distributions due but not yet paid as of such date with respect to such Shares will be paid in cash on the scheduled dividend payment date.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. (See “Tax Considerations” below.)

Description of Shares

The Fund is a business trust organized under the laws of The Commonwealth of Massachusetts on November 14, 2011. The Fund is authorized to issue an unlimited number of Shares of beneficial interest. Each Share has one vote at all meetings of shareholders.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. No Investor has the right to require redemption or repurchase of any Shares by the Fund or to tender Shares to the Fund for repurchase. Investors are not liable for further calls or assessments. The Fund does not intend to hold annual meetings of shareholders.

Under the Declaration of Trust, Investors have limited voting rights. Investors only have the right to vote (i) on the election or removal of Trustees, only to the extent provided in the Declaration of Trust or as required under the 1940 Act; (ii) with respect to certain amendments to the Declaration of Trust, (iii) in some circumstances, on Change of Control Transactions (as described below), (iv) on the termination of the Fund, in limited circumstances (as described below) and (v) on such additional matters as required by law or as considered necessary or desirable by the Trustees.

Under the Declaration of Trust, a Trustee may be removed only for cause and only (1) by action of at least 75% of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, at a meeting called for the purpose of voting on such removal, or (ii) by at least 75% of the remaining Trustees.

The following actions may be authorized only by the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon, unless any such action has been approved by both a majority of the Trustees and at least 75% of the “continuing Trustees,” in which case no shareholder vote or consent is necessary (unless required under the Fund’s bylaws, as amended (the “Bylaws”), or under the 1940 Act or other applicable law): (i) the merger or consolidation of the Fund with or into any other person or company or of any such person or company with or into the Fund; (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund in the ordinary course of business; (iii) any Investor proposal as to specific investment decisions made or to be made with respect to the assets of the Fund; and (iv) the issuance or transfer by the Fund of any securities issued by the Fund to any other person or entity for cash, securities or other property (or combination thereof), excluding (a) sales of any securities of the Fund in connection with a public offering thereof and (b) issuance of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Trustees (transactions described in (i) through (iv) collectively referred to as “Change of Control Transactions”). (The Fund issues securities in compliance with Section 23(a) of the 1940 Act, which states that a registered closed-end investment company may, for an issuance of securities, only receive cash or securities as consideration, except in connection with a reorganization.) A “continuing Trustee” is a Trustee who is (A) not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and has been a Trustee for a period of at least twelve months, (B) is a successor to a continuing Trustee who is not a person or an “affiliated person” (as defined in the 1940 Act) of a person who enters or proposes to enter into a Change of Control Transaction with the Fund and is recommended to succeed a continuing Trustee by a majority of the continuing Trustees then in office, (C) is elected to the Board by the Trustees and is elected to be a continuing Trustee by a majority of the continuing Trustees then in office or (D) who serving as a Trustee prior to the first sale of Shares pursuant to an initial registered public offering only. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party, which may have the effect of depriving Investors of an opportunity to sell their Shares at a premium over market prices. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Fund’s Declaration of Trust provides that Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period, offer to repurchase Shares tendered in accordance with the procedures determined by the Board from time to time.

The Fund may be terminated at any time without Investor vote or consent by the action of a majority of the Trustees and at least 75% of the continuing Trustees, or else by the vote or consent of Investors holding at least 75% of the outstanding Shares of the Fund. Upon termination of the Fund, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund as may be determined by the Trustees, Investors are entitled to share ratably in all remaining assets of the Fund (except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of the Shares).

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Bylaws, each as amended, both of which as of the date of this Prospectus are on file with the Securities and Exchange Commission.

Under the Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (including such persons who serve at the Fund’s request as directors, officers, or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Fund Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Fund Covered Person may be or may have been involved as a party or otherwise or with which such Fund Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Fund Covered Person, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best interests of the Fund or was at least not opposed to the best interests of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office (“Disabling Conduct”). The Board will use reasonable and fair means in accordance with SEC policy to determine whether Disabling Conduct occurred, including (i) a final decision on the merits by a court or other body before whom the proceeding was brought that Fund Covered Person was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Fund Covered Person was not liable by reason of Disabling Conduct, by an independent legal counsel in a written opinion. Consistent with SEC policy, the Fund shall advance certain expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding, provided that such advance is subject to certain conditions, including that the indemnitee agrees to repay the advance unless it is ultimately determined that he or she is entitled to indemnification.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Fund’s Declaration of Trust provides that, subject to the provisions of the Declaration of Trust, the business of the Fund shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the exclusive power to bring, permit or maintain any action, proceeding or claim on behalf of the Fund. The Declaration of Trust further provides that shares of the Fund give shareholders only the rights provided in the Declaration of Trust or the Bylaws of the Fund, as amended from time to time.

The Declaration of Trust also provides that the laws of The Commonwealth of Massachusetts shall govern the validity, interpretation, construction and effect of the Declaration of Trust and the operations of the Fund, including, absent a provision to the contrary therein, any contract between the Fund and any party relating to the provision of investment advisory, administrative or distribution services to the Fund. The Declaration of Trust further provides that, absent the consent of all parties, the sole and exclusive forum for: (i) any action or proceeding brought by or on behalf of the Fund or shareholders against the Fund, the Fund’s investment adviser, or the Trustees, officers or employees of the Fund; (ii) any action asserting a claim governed by the internal affairs doctrine; and (iii) any action arising under or to interpret, apply, enforce or determine the validity of the Declaration of Trust or any investment advisory agreement, among other types of enumerated claims, shall be the federal courts sitting within the Southern District of New York. The Declaration of Trust also provides that no shareholder shall have the right to bring or maintain any court action or other proceeding (including but not limited to any putative class action) asserting a derivative claim without first making written demand on the Trustees, and that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim shall be binding upon shareholders. The Declaration of Trust defines “derivative” and “direct” shareholder claims, and provide that a “direct” claim shall refer to: (i) a claim based upon alleged violations of a shareholder’s individual rights distinct from any harm to the Fund or other individual shareholders, including a particular shareholder’s voting rights, rights to a dividend payment, rights to inspect books and records, or other similar rights personal to the shareholder and distinct from any harm to the Fund or other individual shareholders; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholders is considered a “derivative” claim (and subject to the demand requirements) under the Declaration of Trust.

Portfolio Transactions

Portfolio transactions are allocated to brokers by each Portfolio Manager. Portfolio Managers have authority to, and may, select brokers in consideration of such brokers’ provision or payment of the costs of property and services which are generally of benefit to clients of the Portfolio Managers, including the Fund, although such services may not directly relate to any transactions for the benefit of the Fund. Portfolio Managers may use “soft dollars” generated on transactions outside of the safe harbor of Section 28(e) of the Exchange Act to obtain non-research products and services.

In view of the fact that the investment program of certain of the Portfolio Managers may include trading as well as investment, short-term market considerations are frequently involved, and the portfolio turnover in certain of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds.

Tax Considerations

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including foreign Investors (as defined below). Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will result from distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned and the income earned by the Fund, will be to or will include such treatment of the Master Fund, and, as applicable, the assets owned and the income earned by the Master Fund.

The Fund has elected to be treated and intends to qualify annually for treatment as a RIC under Subchapter M of the Code. In order for the Fund to so qualify, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code—see the SAI). For these purposes, the Fund will be considered to control any corporation of which the Fund owns 20% or more of the voting power.

In general, for purposes of the 90% gross income test described above, income derived from an entity treated as a partnership for U.S. federal income tax purposes will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any capital loss carryforwards) that it distributes to its Investors, if it distributes at least 90% of the sum of its investment company taxable income (without regard to the deduction for dividends paid) and any net tax-exempt interest income for that year in the form of dividends (the “distribution requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the distribution requirement.

The Fund currently intends to distribute all realized net capital gain each year. If, however, the Fund’s Board determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to tax at corporate rates on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its Investors, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities. For U.S. federal income tax purposes, the tax basis of Shares owned by an Investor will be increased by an amount equal to the amount described in clause (i), above, minus the amount described in clause (ii), above.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself has elected to be treated and currently intends to qualify and be eligible each year to be treated as a RIC. Whether the Fund meets the asset diversification test described above will depend on whether the Master Fund meets such test. If the Master Fund were to fail to meet the income, diversification or distribution test and were ineligible to or otherwise were not to cure such failure, the Fund would most likely fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The Master Fund may gain exposure to Investment Funds in part through investment in the Subsidiary. As described above, in order to qualify as a RIC, the Master Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in U.S. investment partnerships that invest in commodities and certain commodity-linked instruments, as well as certain other assets, generate income that is not “qualifying income” for purposes of meeting this 90% test. The tax treatment of certain other commodity-linked derivative instruments is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. The rules regarding the circumstances in which income earned by the Master Fund through the Subsidiary is treated as “qualifying income” for purposes of the 90% gross income requirement described above are unclear and currently under consideration. If the Master Fund were to treat income or gain from a particular investment or instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Master Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Master Fund would fail to qualify as a RIC unless it is eligible to and does cure such failure, including by paying a tax at the Fund level. If the Master Fund were to fail to qualify as a RIC, the Fund would likely also fail to qualify as a RIC.

The Subsidiary is wholly owned by the Master Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary (such income inclusions, “subpart F inclusions”). It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in stock of the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in stock of the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Master Fund and thus will not be available to offset income or capital gain generated from the Master Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years.

As noted above, the rules regarding the circumstances in which such subpart F inclusions will be treated as qualifying income for purposes of the 90% gross income requirement described above are unclear and currently under consideration. The Master Fund intends to take the position that income from its investments in the Subsidiary will constitute qualifying income for purposes of RIC qualification. The IRS has issued proposed regulations providing that subpart F income included in a RIC’s gross income constitutes qualifying income only to the extent such income is timely and currently repatriated to the RIC. If the proposed regulations were finalized in their current form, annual net profit, if any, realized by the Subsidiary and included in the income of the Master Fund would constitute qualifying income only to the extent it is timely and currently repatriated to the Master Fund. Such position, if applied with respect to the Master Fund’s subpart F inclusions attributable to the Subsidiary, could potentially cause the Master Fund (and therefore the Fund) to fail the 90% gross income test described above and therefore fail to qualify as a RIC.

In addition, if any income earned by the Subsidiary or by an Investment Fund in which the Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an Investment Fund, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Subsidiary will be conducted in such a manner that it (and the Investment Funds in which it invests) will not be treated as engaged in a U.S. trade or business, but there can be no assurance that these entities will not recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Subsidiary level or the level of an Investment Fund in which the Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.

The Master Fund’s investment in the Subsidiary and its investments in Investment Funds will likely give rise to taxable income in excess of the cash received from such investments. Thus, the Master Fund may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its eligibility for treatment as a RIC and to avoid the imposition of a fund-level taxes. There can be no assurances that the Master Fund will be successful in this regard.

Failure of the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise were not to cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify and be eligible to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on the disposition of debt securities denominated in a foreign currency, foreign currency forward contracts and certain other positions in foreign currency, to the extent attributable to fluctuations in exchange rates generally between the acquisition and disposition dates, are also treated as ordinary income or loss. Such fluctuations may affect the timing, amount and character of distributions to Investors.

Income from or the proceeds of dispositions of the Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a RIC’s assets at taxable year-end consists of the stock or securities of foreign corporations, the RIC may elect to permit Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the RIC to foreign countries in respect of foreign stock or securities the RIC has held for at least the minimum period specified in the Code. In such a case, Investors will include in gross income from foreign sources their pro rata shares of such taxes. There are special rules for passing through such credits or deductions in the case of a RIC that invests more than 50% of its assets in other RICs. (See the SAI.) Generally, as a result of these rules, if the Master Fund is eligible to elect and does elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified foreign taxes paid by the Master Fund, the Fund will in turn be eligible to elect to permit its Investors to claim a corresponding credit or deduction.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of that calendar year and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the Investors on December 31 if it is declared by the Fund in October, November or December of such year, made payable to Investors of record on a date in such a month and paid by the Fund during January of the following year. Any such distribution thus will be taxable to Investors whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to seek to ensure that it makes its distributions in accordance with the calendar year distribution requirement. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be and it is possible that the Fund will be liable for a 4% excise tax.

If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate Investors, if properly reported, may qualify for the dividends-received deduction, provided holding period and other requirements are met by both the Fund and the Investor. In addition, distributions of investment company taxable income reported by the Fund as derived from “qualified dividend income” (defined below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the Investor. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. There can be no assurance of what portion, if any, of the Fund’s distributions will qualify for the dividends-received deduction or as qualified dividend income. Generally, if the Fund receives distributions from the Master Fund that have been properly reported by the Master Fund as qualifying for the dividends-received deduction or as having been derived from qualified dividend income, the Fund will be able to make corresponding distributions that it may itself report as qualifying for the dividends-received deduction or derived from qualified dividend income, as the case may be.

The Master Fund will invest in Investment Funds that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to shareholders of the Master Fund. However, an election is generally available to avoid the imposition of that tax. For example, an election to treat a PFIC as a QEF will require the Master Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Under proposed regulations, any amount that is required to be so included would constitute qualifying income to the Master Fund only to the extent such amount were currently and timely distributed to the Master Fund. There can be no assurance that a PFIC in respect of which the Master Fund makes a QEF election will make sufficient distributions to the Master Fund in this regard. The Master Fund’s investments in PFICs, and its ability to make a QEF election in respect of any such investment, may therefore be limited by the Master Fund’s intention to qualify as a RIC, and may bear on the Master Fund’s and, in turn, the Fund’s ability to so qualify. Another election would require the Master Fund to mark the gains (and to a limited extent losses) in PFIC holdings “to the market” as though such holdings had been sold (and, solely for purposes of this mark-to-market election, repurchased) on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Master Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significant adverse tax consequences for the Master Fund (and therefore the Fund). In such a case, the holder would be subject to an interest charge (at the rate applicable to tax underpayments) on its tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

A foreign issuer in which the Master Fund invests will not be treated as a PFIC with respect to the Master Fund if such issuer is a CFC for U.S. federal income tax purposes and the Master Fund is a U.S. Shareholder with respect to such CFC. In such a case, the Master Fund generally would be required to include in gross income each year, as ordinary income, its share of subpart F income (as defined below), whether or not the CFC distributes such amounts to the Master Fund.

The Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s shareholders, including the Fund) in excess of the distributions that it receives in respect of a PFIC with respect to which a mark-to-market election is made. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax described above. There can be no assurances, however, that the Master Fund will be successful in this regard, and the Master Fund (and therefore the Fund) may not be able to maintain its status as a RIC.

Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will generally be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, regardless of the Investors’ respective holding periods for their Shares. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of an Investor’s Shares and, after that basis has been reduced to zero, will constitute a capital gain to the Investor (assuming the Shares are held as a capital asset).

Distributions are taxable in the same manner whether Investors receive cash or reinvest the distributions in additional Shares through the DRIP (described above). Investors will be notified annually as to the U.S. federal tax status of distributions. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.

The sale or other disposition of Shares generally will be a taxable transaction for U.S. federal income tax purposes. Selling holders of Shares generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefore and their respective bases in such Shares. If the Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. A redemption (including a redemption resulting from a tender offer or liquidation of the Fund), if any, of Shares by the Fund generally will give rise to capital gain or loss if, after the redemption, the Investor does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss with respect to the sale or other disposition of Shares will be a long-term gain or loss if the Shares have been held for more than one year. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such Shares. Also, any loss realized upon a taxable disposition of Shares may be disallowed if other substantially identical Shares are acquired (including through the reinvestment of distributions, which could occur, for example, if the Investor is a participant in the DRIP) within a 61-day period beginning 30 days before and ending 30 days after the date the original Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Shares acquired. Capital losses may be subject to other limitations imposed by the Code.

From time to time, the Fund intends to make a tender offer for its Shares (as described under “Repurchases and Transfers of Shares”). Investors who tender all Shares held, or considered to be held, by them, and all of whose Shares are repurchased, will be treated as having sold their Shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such Investor may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend, upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors, and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

In order to permit the Fund to meet its payment obligations to Investors tendering their Shares pursuant to a tender offer as described above, the Master Fund intends from time to time to make a tender offer of its shares. When the Master Fund makes a tender offer for its shares, there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Master Fund. The extent of this risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund. As a result, there is a risk that the Fund may be treated as having received a taxable dividend from the Master Fund in such instances.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or an Investor has been notified by the U.S. Internal Revenue Service (the “IRS”) that such Investor is subject to backup withholding. Certain

Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor’s federal income tax liability if the appropriate information is provided to the IRS.

Distributions by the Fund to Investors that are not “U.S. persons” within the meaning of the Code (“foreign Investors”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described further in the SAI, generally are not subject to withholding of U.S. federal income tax.

Distributions by the Fund to foreign Investors other than capital gain dividends, short-term gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exceptions from withholding described above do not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign Investor of a trade or business within the United States or (ii) in the case of a foreign Investor that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

Tax-exempt entities, including tax-advantaged retirement plans (see “ERISA Considerations” below), may purchase Shares if they are accredited investors. The Fund serves to “block” (that is, prevent the attribution to Investors of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Investors. Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Shares of the Fund if those Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt Investor may also recognize UBTI if the Fund were to recognize “excess inclusion income.” See the SAI.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the Shares.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its Investors and may qualify the considerations discussed herein. Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

ERISA Considerations

Employee benefit plans and other plans subject to ERISA or Section 4975 of the Code, including 401(k) plans, IRAs and Keogh Plans may purchase Shares, provided that they are accredited investors. Because the Fund is an investment company registered under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, BAAM will not be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any such Investor solely as a result of its investment in the Fund. Prospective Investors should consult their advisors to determine the suitability of Shares as an investment through such plans.

General Information

Securities Outstanding (as of June 30, 2018)

(1) Title of Class	(2) Amount Authorized	(3) Amount held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of beneficial interest	Unlimited	N/A	560,594

Legal Proceedings

None of the Fund, the Master Fund, BAAM or the Distributor is a party to any material pending legal proceeding, nor is any of them subject to any proceeding instituted, or any proceeding known to be contemplated, by a governmental authority.

Reports; Tax Year

The Fund’s fiscal year ends on March 31. The Fund sends Investors an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund’s tax year will end on October 31. At the beginning of each calendar year following the end of each tax year of the Fund, each Investor will receive a Form 1099 reporting income or gain.

Anti-Money Laundering

As part of the Fund’s effort to prevent money laundering and terrorist financing, the Fund has implemented an anti-money laundering program and has designated an Anti-Money Laundering Officer. The Fund, or its delegate, may require a detailed verification of an Investor’s identity, any beneficial owner underlying the account and the source of the payment.

The Board of Trustees and/or BAAM reserves the right to request such information as is necessary to verify the identity of a subscriber and the underlying beneficial owner of a subscriber’s or Investor’s Shares in the Fund. In the event of delay or failure by the subscriber or Investor to produce any information required for verification purposes, the Fund may refuse to accept or delay the acceptance of a subscription or may require the repurchase of any such Investor’s Shares in the Fund. The Fund may suspend the payment of repurchase proceeds of an Investor if the Fund reasonably deems it necessary to do so to comply with applicable anti-money laundering laws or the laws, regulations, and Executive Orders administered by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), or other laws or regulations by any person in any relevant jurisdiction (collectively, “AML/OFAC obligations”). The Fund may take one or more of the foregoing actions through a service provider that has agreed to provide anti-money laundering services to the Fund.

Each subscriber and Investor shall be required to make such representations to the Fund as the Fund shall require in connection with the Fund’s AML/OFAC program, including, without limitation, representations to the Fund that the subscriber or Investor (or any person controlling or controlled by the subscriber or Investor; if the subscriber or Investor is a privately held entity, any person having a beneficial interest in the subscriber or Investor; or any person for whom the subscriber or Investor is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Fund is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure1 or politically exposed person,2 or an immediate family member or close associate of such an individual. Further, such subscriber or Investor must represent to the Fund that it is not a prohibited foreign shell bank.3

Such subscriber or Investor will also be required to represent to the Fund that amounts contributed by it to the Fund were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations.

Each subscriber or Investor agrees to notify the Fund promptly in writing should it become aware of any change in the information set forth in its representations. The subscriber or Investor is advised that, by law, the Fund may be obligated to “freeze the account” of such subscriber or Investor, either by prohibiting additional investments from the subscriber or Investor, declining to repurchase Shares from the subscriber or Investor, suspending the payment of repurchase proceeds payable to the subscriber or Investor and/or segregating the assets in the account in compliance with governmental regulations. The Fund may also be required to report such action and to disclose the subscriber’s or Investor’s identity to OFAC or other applicable governmental and regulatory authorities.

[1]

A “senior foreign political figure” is defined as (a) a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party, or a current or former senior executive of a non-U.S. government-owned commercial enterprise; (b) a corporation, business, or other entity that has been formed by, or for the benefit of, any such individual; (c) an immediate family member of any such individual; and (d) a person who is widely and publicly known (or is actually known) to be a close associate of such individual. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources; and “immediate family member” means a spouse, parents, siblings, children and spouse’s parents or siblings.

[2]

A “politically exposed person” (“PEP”) is a term used for individuals who are or have been entrusted with prominent public functions in a foreign country, for example Heads of State or of government, senior politicians, senior government, judicial or military officials, senior executives of state owned corporations, important political party officials. Business relationships with family members or close associates of PEPs involve reputational risks similar to those with PEPs themselves. FATF 40 Recommendations Glossary at: http://www.fatf-gafi.org/glossary/0,2586,en_32250379_32236889_35433764_1_1_1_1,00.html#34285860.

[3]

A “prohibited foreign shell bank” is a foreign bank that does not have a physical presence in any country, and is not a “regulated affiliate,” i.e., an affiliate of a depository institution, credit union, or foreign bank that (i) maintains a physical presence in the U.S. or a foreign country, and (ii) is subject to banking supervision in the country regulating the affiliated depository institution, credit union, or foreign bank.

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2018

BLACKSTONE ALTERNATIVE ALPHA FUND

345 Park Avenue

28th Floor

New York, New York 10154

212-583-5000

The prospectus of Blackstone Alternative Alpha Fund (the “Fund”), dated July 31, 2018 (the “Prospectus”), provides the information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or this SAI free of charge by contacting State Street Bank and Trust Company at 1-855-890-7725. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

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INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund and Blackstone Alternative Alpha Master Fund (the “Master Fund”), as well as the principal risks associated with the Fund’s and the Master Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various private investment funds (“Investment Funds”) in which the Master Fund invests are not subject to the investment policies of the Fund and the Master Fund and may have different or contrary investment policies.

FUNDAMENTAL INVESTMENT POLICIES

The Fund and the Master Fund are subject to the following fundamental investment restrictions. The Fund and the Master Fund may (except as noted below):

(1)

Borrow money, make loans or issue senior securities to the fullest extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules or regulations thereunder or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations or orders may be amended from time to time;

(2)

Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not considered to represent an industry;

(3)

Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time;

(4)

Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Fund and the Master Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Fund and Master Fund each may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). For more information on leverage and the risks relating thereto, see “Risks Associated with BAAM and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged” in the Prospectus.

The 1940 Act also restricts the ability of any closed-end fund to lend. Under the 1940 Act, the Fund and Master Fund each may only make loans if expressly permitted to do so by its investment policies, and the Fund and Master Fund each may not make loans to persons who control or are under common control with the Fund and Master Fund, respectively. Thus, the 1940 Act effectively prohibits the Fund and Master Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund and Master Fund each may, however, make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund and Master Fund each retains the flexibility to make loans to the extent permitted by its investment policies, other than loans of securities, which will be limited to 33 1/3% of the Fund’s or the Master Fund’s, as applicable, total assets.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund or Master Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instruments will not be considered a “senior security” by the Fund or Master Fund, respectively, and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund or Master Fund (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares).

Neither the Fund nor the Master Fund anticipates issuing any class of senior security that is a stock. Under the 1940 Act, the issuance of any other type of senior security by the Fund or Master Fund is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board of Trustees (of the Fund or Master Fund, respectively), with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). If the Fund or Master Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund or Master Fund (as applicable) would be largely dependent on the performance of that industry or industries. For purposes of this fundamental investment policy, Investment Funds are not considered part of any industry or group of industries. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will prohibit the Fund from investing in the Master Fund. For purposes of determining compliance with Fundamental Investment Restriction (2), neither the Fund nor the Master Fund will consider portfolio investments held by the Investment Funds.

Fundamental Investment Restriction (4). This restriction permits investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund and Master Fund. Except as described herein, the Fund and Master Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this SAI and the Prospectus) of the Fund or Master Fund apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the

Investment Manager to be of comparable quality), or change in the percentage of the Fund’s or Master Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s or Master Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s or Master Fund’s total assets, will not require the Fund or Master Fund (as applicable) to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Investment Manager will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT FUNDS AND RELATED RISKS

As discussed in the Prospectus, the Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which in turn invests its assets in Investment Funds, which pursue a variety of investment strategies. Through its investment in the Master Fund, the Fund is indirectly exposed to the investment practices of the Investment Funds and the related risks. Blackstone Alternative Asset Management L.P., the investment adviser to the Fund and the Master Fund (the “Investment Manager” or “BAAM”), oversees the investment management services provided to the Fund and the Master Fund. Additional information regarding the types of securities and financial instruments in which the managers of the Investment Funds (“Portfolio Managers”) may invest the assets of Investment Funds, and certain of the investment techniques that may be used by Portfolio Managers, are set forth below. As there is no limit on the types of investments the Investment Funds may make, however, this cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial. The Master Fund’s investments in Investment Funds will likely give rise to taxable income in excess of the cash distributed to it by those Investment Funds. In order to make distributions of its income, it is possible the Master Fund will borrow or dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of distributions by the Fund and the Master Fund.

Portfolio Turnover

A Portfolio Manager may trade an Investment Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly by the Fund and the Master Fund, and which may adversely affect the Fund’s and the Master Fund’s performance. It also may give rise to income that is taxed earlier and/or at higher rates for Investors than would be the case in the absence of such turnover, including through the realization of capital gains or other types of income that are taxable to Investors when distributed by the Fund to them, unless those Investors are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. The after-tax impact of portfolio turnover is generally not considered when making investment decisions for an Investment Fund. See “Tax Considerations” in the Prospectus and “Taxes” in this SAI for more information.

Non-Diversified Portfolio

The Fund is a non-diversified fund under the 1940 Act and is not required to satisfy the requirements for diversified funds. The Fund is permitted to invest a higher percentage of its assets in the securities of fewer issuers. The flexibility to focus on particular investments could increase the risk of loss to the Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

The Fund must meet a diversification test to qualify as a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.

Organization and Management of the Wholly-Owned Subsidiary

A portion of the Master Fund’s assets (up to 25%) may be invested in a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Master Fund, which is an exempted company with limited liability formed under the laws of the Cayman Islands. The Subsidiary is advised by BAAM and has the same investment objective as the Master Fund.

The Subsidiary has a board of directors. BAAM expects to invest the Subsidiary’s assets in various Investment Funds. The Master Fund does not intend to sell or transfer shares of the Subsidiary to any third party. The Master Fund looks through the Subsidiary for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions, and custody.

Accelerated Transactions

In order to take advantage of certain available investment opportunities, the Investment Manager and/or Portfolio Managers may need to make investment decisions on an expedited basis. In such cases, the information available to the Investment Manager and/or the Portfolio Manager at the time of an investment decision may be limited. The Investment Manager and/or the Portfolio Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, the Master Fund and/or an Investment Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund, the Master Fund and/or an Investment Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which the Fund, the Master Fund and/or an Investment Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund, the Master Fund and/or an Investment Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the net asset value of one or more of the Fund, the Master Fund or the Investment Fund at the time accrued, even though, in some cases, the Fund, the Master Fund or the Investment Fund ultimately will not pay the related tax liabilities. Conversely, the net asset value of one or more of the Fund, the Master Fund or an Investment Fund will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Investment Funds will satisfy applicable foreign reporting requirements at all times.

Emerging Market Countries. The risks described above apply to an even greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging market countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging market countries than in developed countries, which could reduce an Investment Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging market countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause an Investment Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging market countries.

Securities Lending

An Investment Fund may make secured loans of its portfolio securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Investment Fund’s ability to vote the securities. If a loan is collateralized by cash, the Investment Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Investment Fund’s earnings on the collateral. As with other extensions of credit, the Investment Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Investment Fund also bears the risk that the value of investments made with collateral may decline. The Investment Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Investment Fund may have the right to call loans at any time on reasonable notice. However, the Investment Fund bears the risk of delay in the return of the security, impairing the Investment Fund’s ability to vote on such matters. A Portfolio Manager may retain lending agents on behalf of an Investment Fund that are compensated based on a percentage of the Investment Fund’s return on its securities lending. The Investment Funds may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Depositary Receipts

Investment Funds may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks Arising from Investment Activities of the Investment Funds—Non-U.S. Securities” in the Prospectus. Depositary Receipts also may be subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Some convertible securities are “mandatory,” meaning that they must be converted into common stock of the issuer on or before a certain date. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, an Investment Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Warrants and Rights

Investment Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Investment Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit an Investment Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Investment Fund would otherwise wish.

Non-Standard Warrants. Investment Funds may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Futures, Options and Derivative Instruments” and “Risk of Counterparty Default” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Investment Fund wishes to sell it.

Options and Futures

Investment Funds may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while an Investment Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Investment Fund’s performance. The Fund (and the Master Fund) is a commodity pool under the Commodity Exchange Act (“CEA”) and BAAM is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to the Fund (and the Master Fund). As a result, additional Commodity Futures Trading Commission (“CFTC”)-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

Options on Securities and Indices. Investment Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, an Investment Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Investment Fund to sell the security at the higher exercise price or to close out the option at a profit.

By using put options in this manner, the Investment Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by an Investment Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Investment Fund and transaction costs.

Among other reasons, an Investment Fund may purchase call options to hedge against an increase in the price of securities the Investment Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Investment Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Investment Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Investment Fund. Thus, for a call option purchased by an Investment Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Investment Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because an Investment Fund receives a premium for writing a put or call option, an Investment Fund may seek to increase its return by writing call or put options on securities or indices. The premium an Investment Fund receives for writing an option will increase the Investment Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium an Investment Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

An Investment Fund may write a call option on a security or other instrument held by the Investment Fund (commonly known as “writing a covered call option”). In such case, the Investment Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, an Investment Fund may write a call option on securities in which it may invest but that are not currently held by the Investment Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase an Investment Fund’s income with minimal capital risk. However, when securities prices increase, the Investment Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Investment Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Investment Fund does not own are riskier than calls written on securities owned by the Investment Fund because there is no underlying security held by the Investment Fund that can act as a partial hedge. When such a call is exercised, the Investment Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Investment Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

An Investment Fund also may write a put option on a security. In so doing, the Investment Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. An Investment Fund may also invest in American style (options that may be exercised at any time before the expiration date) and European style (options that may be exercised only on the expiration date) over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The staff of the SEC has taken the position, generally, that purchased OTC options and the assets used to cover written OTC options are considered illiquid. However, to the extent the Master Fund invests in OTC options, certain purchased OTC options and assets used to cover written OTC options may be considered liquid (for example, OTC options purchased from a creditworthy counterparty under which the Master Fund has the contractual right to terminate the option within seven days).

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.

In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, an Investment Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. An Investment Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).

Similarly, an Investment Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. An Investment Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If an Investment Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when an Investment Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that an Investment Fund will be able to effect a closing purchase or an offsetting closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by an Investment Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American-style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European-style option since the holder may only exercise the option on its expiration date.

The Investment Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when an Investment Fund seeks to close out an option position. If an Investment Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Investment Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, an Investment Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Investment Fund’s portfolio securities decline. If an Investment Fund writes a call option and does not hold the underlying security or instrument, the amount of the Investment Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, an Investment Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by an Investment Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Investment Funds, the Fund, the Master Fund, the Investment Manager, Portfolio Manager(s) and other clients of the Investment Manager or Portfolio Manager(s) may constitute such a group. These limits could restrict an Investment Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. Investment Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Investment Funds’ use of currency options.)

Futures. Investment Funds may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade—known as “contract markets”—approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Investment Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.

Index Futures. An Investment Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Investment Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. Investment Funds may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by an Investment Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Investment Funds also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. Investment Funds may buy and sell futures contracts on currencies. See “Foreign Currency Transactions” below for a description of Investment Funds’ use of currency futures.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Investment Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, an Investment Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, an Investment Fund may hedge against a possible increase in the price of securities the Investment Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, an Investment Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” below for a description of some Investment Funds’ use of options on currency futures.

An Investment Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Investment Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Investment Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Investment Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Options on Futures Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, an Investment Fund may realize a loss on the futures contract at the same time the Investment Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, an Investment Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, an Investment Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by an Investment Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Investment Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Investment Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

An Investment Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Investment Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Investment Fund does not then invest in those securities, the Investment Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Investment Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that an Investment Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when an Investment Fund seeks to close out a futures or option on a futures contract position, and that Investment Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, an Investment Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Investment Fund’s net assets will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Investment Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if an Investment Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Investment Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if an Investment Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Investment Fund, the Investment Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, an Investment Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Investment Fund was held by the futures broker.

An Investment Fund’s ability to engage in futures and options on futures transactions may bear adversely on the Fund’s ability to qualify as a RIC.

Additional Risks Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Portfolio Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk with respect to the broker counterparty. If the broker is located in a foreign jurisdiction, the broker may not be subject to the same level of regulation as a U.S.-based broker.

In addition, unless an Investment Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that an Investment Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).

If a counterparty to a derivatives transaction defaults, an Investment Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, an Investment Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when an Investment Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent an Investment Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Investment Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Investment Fund to enforce its contractual rights may lead the Investment Fund to decide not to pursue its claims against the counterparty. An Investment Fund thus assumes the risk that it may be unable to obtain payments owed under a derivative transaction or that those payments may be delayed or made only after the Investment Fund has incurred the costs of litigation.

Swap Contracts and Other Two-Party Contracts

Investment Funds may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. Investment Funds may directly or indirectly use various types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease an Investment Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names.

An Investment Fund may enter into swaps on securities, baskets of securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, an Investment Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. An Investment Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, an Investment Fund will receive a payment from or make a payment to the counterparty, respectively.

In addition, an Investment Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Investment Fund. In such an instance, the Investment Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Investment Fund’s portfolio, the Investment Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. An Investment Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, an Investment Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.

An Investment Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below.

In addition, an Investment Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, an Investment Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. Rather than a right to put the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). An Investment Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Investment Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Investment Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. An Investment Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

An Investment Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Investment Fund will receive a premium from its counterparty in return for the Investment Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, an Investment Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Investment Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Investment Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/ moratorium or restructuring.

An Investment Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Investment Funds may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Investment Funds’ use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. An Investment Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. An Investment Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Investment Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, Investment Funds may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above. Contracts for difference may also be structured based on the relative performance of individual securities.

Interest Rate Caps, Floors, and Collars. Investment Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Options on Futures Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. An Investment Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Investment Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Investment Fund. If the counterparty defaults, an Investment Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Investment Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, an Investment Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Investment Fund. The cost and unpredictability of the legal proceedings required for the Investment Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when an Investment Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent an Investment Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Investment Fund. The Investment Fund, therefore, assumes the risk that it may be unable to obtain payments the Portfolio Manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Investment Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Some swap transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legal and Regulatory Risk” below for more information.

An Investment Fund’s transactions of these sorts may bear adversely on the Fund’s ability to qualify as a RIC.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose an Investment Fund to greater counterparty risk than exchange-traded or centrally cleared derivatives. Among other trading agreements, Investment Funds may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by such Investment Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of an Investment Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on an Investment Fund’s operations.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which an Investment Fund’s assets are denominated, or in which an Investment Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Investment Fund. Similarly, currencies in which an Investment Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Investment Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and an Investment Fund may not be able to convert these currencies into U.S. dollars, in which case the Portfolio Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

Investment Funds may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Investment Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of an Investment Fund and the Investment Fund’s performance benchmark or index. Investment Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce an Investment Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of an Investment Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by an Investment Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.

An Investment Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, an Investment Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.

An Investment Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of an Investment Fund to reduce foreign currency risk using options. See “Options and Futures—Currency Options” above for more information on currency options.

Repurchase Agreements

An Investment Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Investment Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford an Investment Fund the opportunity to earn a return on temporarily available cash without market risk, although the Investment Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Investment Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Investment Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Risk of Counterparty Default” in the Prospectus.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Investment Funds may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding or other taxes). See, for example, “Options and Futures—Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both interest rate and credit risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. This risk will be greater for long-term securities than for short-term securities. Generally, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. For example, the value of an investment held by an Investment Fund with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. However, the U.S. Federal Reserve ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. This, combined with recent economic recovery, could potentially increase the probability of an upward interest rate environment in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. Steps to curtain or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) may have adverse effects on investments, volatility, and illiquidity in debt markets and may, in turn, have a material adverse effect on Investment Funds holding fixed income securities. In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity, or both. During those periods, the Investment Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods.

Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income for an Investment Fund from investments in floating rate fixed income securities cannot be predicted with certainty. The future income for an Investment Fund from investments in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Investment Funds may invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady bonds, Euro bonds and zero coupon securities, described below. Some of these investments may be treated as having been issued originally at a discount or as having “market discount” or “acquisition discount.” See “Taxes—Taxation of Investors—Special Rules for Debt Obligations.” In effect, Investment Funds holding these types of instruments may be subject to heightened credit risk as a result of the effective deferral of payments on these instruments. The Investment Fund may potentially not ultimately receive cash equal to the income recognized by the Investment Fund as a result of the obligor’s default. There may be a risk that Portfolio Managers will have received fees from Investment Funds in respect of income recognized but not ultimately received by the Investment Fund. Such instruments may also prove challenging to value in the event that judgments about the collectability of deferred payments must be made.

Cash and Other High Quality Investments

The Investment Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Investment Funds’ investments.

These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit. If a custodian holds cash on behalf of an Investment Fund, the Investment Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Investment Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Investment Fund takes a temporary defensive position.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). No assurance can be given that the U.S. government would provide financial support to these agencies and instrumentalities if not required to do so by law and investments in these types of securities involve greater risk than investments in other types of U.S. government securities since the investor must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of an Investment Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, an Investment Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. An Investment Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make payments of principal and interest on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for an Investment Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). An Investment Fund may also invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts—Swap Contracts” above.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and Other Real Estate-Related Investments

Investment Funds may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities or regulations, losses due to “special hazards” (e.g., floods, earthquakes, and hurricanes), regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment funds that invest in real estate or real estate-related companies. Investment Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes – Investments in REITs” below for a discussion of special tax considerations relating to an Investment Fund’s investment in U.S. REITs.

By investing in REITs indirectly through an Investment Fund, investors will bear not only their proportionate share of the expenses of the Investment Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit-card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed-income securities described in the Prospectus under “Risks Arising from Investment Activities of the Investment Funds” and elsewhere in this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by an Investment Fund. The Investment Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Additionally, credit risk transfer mortgaged-backed securities issued by Fannie Mae (called Connecticut Avenue Securities) and Freddie Mac (called Structured Agency Credit Risk debt notes) carry no guarantee whatsoever from the issuing agency and the risk of default associated with these securities would be borne by the Investment Fund.

Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, an Investment Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses payments of principal and interest from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.

Investment Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required payments of principal and interest and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). Investment Funds may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which an Investment Fund invests. Investment Funds may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, an Investment Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which an Investment Fund is also invested, this would tend to increase the Investment Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

Investment Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Portfolio Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, Investment Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Investment Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet payments of principal and interest is considered speculative. An Investment Fund’s investments in Below Investment Grade Securities may be more dependent on the Portfolio Manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value” in the Prospectus), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of an Investment Fund. Some Below Investment Grade Securities in which an Investment Fund invests may be in poor standing or in default.

Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Distressed or Defaulted Instruments

Investment Funds may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). An Investment Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Investment Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for the Portfolio Manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If the Portfolio Manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, an Investment Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Investment Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for one or more of the Master Fund, the Fund or an Investment Fund. See “Taxes—At-Risk or Defaulted Debt Obligations” below for more information.

Investment Funds’ Exposure to Lehman Brothers Bankruptcy and Its Affiliates’ Insolvency. On or about September 15, 2008, Lehman Brothers Holdings Inc. (“Lehman Holdings”) filed for protection under Chapter 11 of the United States Bankruptcy Code, Lehman Brothers International (Europe) Ltd. (“LBIE”) was placed into administration in the United Kingdom, Lehman Brothers Inc., a U.S. broker-dealer (“LBI”), became subject to protection of and possible sale or liquidation by the U.S. Securities Investor Protection Corporation, and other affiliates of Lehman Holdings suspended operations (the foregoing entities, collectively, “Lehman”). Some of the Investment Funds may have engaged in business with Lehman and/or have counterparty exposure to Lehman that such Investment Funds have not yet been able to recover. It is currently unknown whether or when such Investment Funds will ultimately be able to recover any assets that are in Lehman’s possession or subject to Lehman’s control, although it is expected that any such recovery may take months or years. Such Investment Funds may write down the value of their exposure to Lehman or may take steps to segregate their exposure to Lehman so that only existing investors will participate in the recovery and bear any costs related to such Investment Funds’ exposure to Lehman. To the extent the Fund and the Master indirectly participate in such Lehman exposure, they will be subject to the valuation uncertainties surrounding the Lehman claims. In some cases, Investment Funds with significant Lehman claims may be unable to value their portfolios.

Merger Arbitrage Transactions

Investment Funds may engage in merger arbitrage transactions, where an Investment Fund will purchase securities at prices below the Portfolio Manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Investment Fund may decline sharply and result in losses to the Investment Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/ reward payout of mergers – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, an Investment Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by an Investment Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Investment Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Brady Bonds

Brady bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging market countries.

Brady bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady bonds and the history of prior defaults by the issuers of Brady bonds, investments in Brady bonds may be viewed as speculative.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

An Investment Fund’s investments in “zero coupon” fixed income securities accrue interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Investment Fund may be required to distribute the accrued income to its shareholders, even though the Investment Fund is not receiving the income in cash on a current basis. Thus, an Investment Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

Investment Funds may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Investment Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which an Investment Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. Investment Funds may invest in inflation indexed bonds. Investment Funds may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Investment Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Investment Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a

measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by an Investment Fund from inflation indexed bonds are included in the Investment Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Investment Fund, even though principal is not paid until maturity. In each case, an Investment Fund may be required to distribute the accrued income to its shareholders, even though the Investment Fund may not receive a corresponding amount of cash on a current basis. Thus, an Investment Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

Investment Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, with respect to an Investment Fund’s investments in fixed-income securities, the Investment Fund may enter into a firm commitment agreement if the Portfolio Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. An Investment Fund generally does not earn income on the securities it has committed to purchase until after delivery. An Investment Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Investment Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Investment Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

Investment Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Investment Funds may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer an Investment Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by an Investment Fund may be below investment grade.

When investing in a loan participation, an Investment Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Investment Fund must rely on the seller of the participation interest not only for the enforcement of the Investment Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Investment Fund to greater delays, expenses, and risks than if the Investment Fund could enforce its rights directly against the borrower. In addition, the Investment Fund generally will have no rights of set-off against the borrower, and the Investment Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Investment Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Investment Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Investment Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

Each Investment Fund may also invest in loans through novations. In a novation, an Investment Fund typically assumes all of the rights and obligations of a lending institution in a loan, including the right to receive payments of principal, interest, and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Investments in loans through direct assignment of a lender’s interests may involve additional risks to an Investment Fund. For example, if a secured loan is foreclosed, the Investment Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Investment Fund potentially might be held liable as a co-lender. An Investment Fund may be required to pass along to a purchaser that buys a loan from the Investment Fund by way of assignment a portion of any fees to which the Investment Fund is entitled under the loan.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness an Investment Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

A Portfolio Manager may, with respect to its management of investments in certain loans for an Investment Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, the Portfolio Manager may seek to avoid receiving material, non-public information about the borrowers to which the Investment Fund may lend (through assignments, participations or otherwise). A Portfolio Manager’s decision not to use material, non-public information about borrowers may place the Portfolio Manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, a Portfolio Manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from an Investment Fund’s point of view may be materially and adversely affected.

When a Portfolio Manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by an Investment Fund or other accounts managed by the Portfolio Manager (either intentionally or inadvertently), the Portfolio Manager’s ability to trade in other securities of the issuers of these loans for the account of the Portfolio Manager will be limited pursuant to applicable securities laws. Such limitations on the Portfolio Manager’s ability to trade could have an adverse effect on an Investment Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by an Investment Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Investment Fund to pay additional cash on demand. These commitments may have the effect of requiring the Investment Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, the Fund relies on its Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Trade Claims. Investment Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/ or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if an Investment Fund does receive payment, it may be in an amount less than what the Investment Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

Investment Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by an Investment Fund of portfolio securities concurrently with an agreement by the Investment Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Investment Fund continues to receive payments of principal and interest on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which an Investment Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Investment Fund foregoes principal and interest paid on the securities. The Investment Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, an Investment Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Investment Fund’s right to repurchase the securities. Furthermore, in that situation an Investment Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Investment Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). An Investment Fund’s use of reverse repurchase agreements also subjects the Investment Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Risks Arising from Investment Activities of the Investment Funds—Futures, Options and Derivative Instruments” and “Risk of Counterparty Default” in the Prospectus.

Commodity-Related Investments

Investment Funds may invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). Investment Funds may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and—exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

Investment Funds may invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

Investment Funds may invest in illiquid securities.

A Portfolio Manager also may deem certain securities to be illiquid as a result of the Portfolio Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Portfolio Manager’s ability to trade such securities for the account of any of its clients, including the Investment Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of an Investment Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, an Investment Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. An Investment Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If an Investment Fund sells its securities in a registered offering, it may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Investment Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Investment Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing an Investment Fund’s net assets. The judgment of the Portfolio Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. Investment Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on an Investment Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, an Investment Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes an Investment Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Investment Funds also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which an Investment Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Investment Funds may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Short Sales

Investment Funds may seek to hedge investments or realize additional gains through short sales. An Investment Fund may make short sales “against the box,” meaning the Investment Fund may make short sales where the Investment Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If an Investment Fund makes a short sale against the box, the Investment Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Investment Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. An Investment Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

An Investment Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Investment Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Investment Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Investment Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Investment Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Investment Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. An Investment Fund also will incur transaction costs in effecting short sales that are not against the box.

An Investment Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Investment Fund replaces the borrowed security or currency. An Investment Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest an Investment Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of an Investment Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, an Investment Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Investment Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, an Investment Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Investment Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. An Investment Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Investment Fund to economic risks similar to those associated with shorting securities directly.

Non-Cash Income

Certain investments made by Investment Funds may give rise to taxable income in excess of the cash received by Investment Funds from those investments. In order to make distributions of its income to its investors, it is possible that the Investment Funds will dispose of certain of their investments, including when it is not otherwise advantageous to do so. Additionally, in order to distribute its allocable portion of such income to the Fund, it is possible that the Master Fund will dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of investments that may result in income without a corresponding receipt of cash and the distribution requirement applicable to the Master Fund and the Fund.

Lack of Correlation Risk; Hedging

There can be no assurance that the short positions that an Investment Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Portfolio Manager anticipated would be offsetting (such as short and long positions in securities or currencies held by an Investment Fund) could result in significant losses for the Investment Fund.

To the extent the Portfolio Manager employs a hedging strategy for an Investment Fund, the success of any such hedging strategy will depend, in part, upon the Portfolio Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur that may adversely affect the Fund, the Master Fund or the Investment Funds. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, self-regulatory organizations, or non-U.S. regulatory authorities that supervise the financial markets that could adversely affect the Investment Manager, the Fund, the Master Fund or the Investment Funds. The Investment Manager, the Fund, the Master Fund or the Investment Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund and the Master Fund could be substantial and adverse.

The Adviser and Portfolio Managers may be similarly adversely affected by legal, tax, or regulatory changes, and may, as a result, be unable or unwilling to provide advisory services to a Fund and Investment Fund, respectively.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The European Union and certain other countries are implementing similar requirements, which will affect an Investment Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Certain regulators in the U.S. government and the European Union have enacted mandatory minimum margin requirements for uncleared derivatives. Such requirements could increase the amount of margin required to be provided by an Investment Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. Additionally, transactions in certain types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are now required to be centrally cleared through a clearing house. This requirement could also increase the amount of margin required to be provided by an Investment Fund in connection with its derivatives transactions and subject an Investment Fund to risk if it enters into a derivatives transaction that is required to be cleared and no clearing member is willing or able to clear the transaction on the Investment Fund’s behalf. Likewise, some types of cleared derivatives are now required to be executed on an exchange or on a swap execution facility, which can create additional costs and risks for an Investment Fund.

New regulations could, among other things, restrict the Fund’s, the Master Fund’s, and/or an Investment Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund, the Master Fund, and/or an Investment Fund), limit liquidity in the derivatives market, and/or increase the costs of such derivatives transactions, and the Fund, the Master Fund, or the Investment Funds may be unable to execute its investment strategy as a result.

New requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

In addition, the SEC proposed a new rule relating to registered investment companies’ use of derivatives and related instruments in December 2015.This proposed rule, if enacted, could restrict the Fund’s and Master Fund’s ability to engage in derivatives transactions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts and have proposed further rules relating to position limits. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if an Investment Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Portfolio Manager and its affiliates may be aggregated for this purpose. The trading decisions of the Portfolio Manager may have to be modified and positions held by the Investment Funds may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of an Investment Fund.

A Portfolio Manager may, in its sole discretion (as applicable), elect to cause an Investment Fund to (i) refrain from entering into a transaction to purchase that it may otherwise have caused the Investment Fund to enter into; or (ii) sell an instrument that the Investment Fund presently holds, if such transaction or the continued ownership of such instrument would cause the Investment Fund, the Portfolio Manager, and/or any of their affiliates to make a governmental or regulatory filing. Any such election may cause the Investment Fund to (a) forego an investment opportunity that the Portfolio Manager had determined may otherwise generate a profit for the Investment Fund; and/or (b) incur additional expenses, including without limitation, brokerage and/or legal fees.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where an Investment Fund may trade have adopted reporting requirements. If an Investment Fund’s short positions or its strategy become generally known, it could have a significant effect on the Portfolio Manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by an Investment Fund forcing the Investment Fund to cover its positions at a loss. Such reporting requirements may also limit the Portfolio Manager’s ability to access management and other personnel at certain companies where the Portfolio Manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as an Investment Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Investment Fund could decrease drastically. Such events could make an Investment Fund unable to execute its investment strategy. In addition, the SEC has imposed certain restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict an Investment Fund’s ability to engage in short sales in certain circumstances, and the Investment Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for an Investment Fund to execute certain investment strategies and may have a material adverse effect on the Investment Fund’s ability to generate returns.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair market participants’ ability to utilize certain investment strategies and techniques. For example, in October 2016 the SEC adopted rules that impose additional compliance obligations and restrictions with respect to the management of liquidity by mutual funds and open-end exchange traded funds. The rules impose significant additional requirements on funds and their investment advisers to develop liquidity risk management programs and may substantially alter industry practices with respect to pricing of fund shares and change how costs associated with increased purchase or redemption activity are allocated to transacting shareholders.

To the extent applicable, rules implementing credit risk retention requirements for asset-backed securities may require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party or hedging 5% of the credit risk in assets transferred, sold or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers and, in certain cases, collateral managers of securitization vehicles in which an Investment Fund may invest, which costs could be passed along to such Investment Fund as an investor in such transactions.

There has been extensive rulemaking and regulatory changes in connection with the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that affect the financial industry as a whole. Until all of the new requirements of the Dodd-Frank Act are implemented, it is unknown how burdensome such requirements will be. The Dodd-Frank Act has affected and will continue to affect a broad range of market participants with whom a Portfolio Manager interacts or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Parts of the Dodd-Frank Act, such as the “Volcker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. It is difficult to anticipate the impact on the Adviser, the Portfolio Managers, the Fund, and the Master Fund of such regulatory changes. It may take years to understand the impact of the Dodd-Frank Act and related regulations on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for the Adviser and Portfolio Managers to execute the investment strategies of the Fund.

Recent Events

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments (e.g., Puerto Rico), have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Master Fund’s (and the Fund’s) investments.

Limited Operating History

The Portfolio Managers, in some cases, may be newly organized and/or have only limited operating histories upon which their performance may be evaluated. Although BAAM has substantial experience in the selection, evaluation and monitoring of Investment Funds, these Investment Funds may have only limited operating histories upon which their performance may be evaluated. The past performance of other investment funds managed by the Portfolio Managers cannot be relied upon as an indicator of the Investment Fund’s success. An Investor in the Fund must rely upon the ability of the Investment Manager in identifying and implementing investments for the Master Fund. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for the Master Fund.

Reliance on Service Providers

The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund or the termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to Investors.

Additionally, misconduct or misrepresentations by employees of the Fund’s service providers could cause significant losses to the Fund. Despite BAAM’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining BAAM’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by BAAM will identify or prevent any misconduct.

MANAGEMENT

Board’s Oversight Role in Management

The Board provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Fund’s Board also serves as the board of trustees of the Master Fund. References herein to the “Board” or the “Board of Trustees” refer to the board of trustees of the Fund or of the Master Fund, as appropriate.

The trustees of the Board (the “Trustees”) are not required to contribute to the capital of the Fund or the Master Fund or to hold Shares of the Fund or the Master Fund. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund and the Master Fund, respectively (collectively, the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund and the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Board Composition and Fund Leadership Structure

The identity of the Trustees and officers of each of the Fund and the Master Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Asset Management L.P., 345 Park Avenue, 28th Floor, New York, New York 10154.

Independent Trustees:

Name and Year of Birth of Independent Trustees	Position(s) Held with each of the Fund and the Master Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
John M. Brown (1959)	Trustee	January 2012 to Present	Retired (2004 - Present)	4	None

Peter M. Gilbert (1947)	Trustee	February 2016 to Present	Retired (2015 - Present); CIO, Lehigh University Endowment Fund (2007-2015)	4	None

Paul J. Lawler (1948)	Trustee	January 2012 to Present	Retired (2011 - Present)	4	Trustee, First Eagle Funds (8 portfolios)

Kristen Leopold (1967)	Trustee	January 2012 to Present	CFO, WFL Real Estate Services, LLC (2006 - Present); CFO, KL Associates LLC (Hedge Fund Consulting) (2007 - 2014)	4	Trustee, CPG Carlyle Commitments Fund, LLC; Trustee, CPG Carlyle Commitments Master Fund, LLC; Trustee, CPG Vintage Access Fund, LLC

Interested Trustees:

Name and Year of Birth of Interested Trustees	Position(s) Held with each of the Fund and the Master Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Frank J. Coates[3] (1964)	Trustee	January 2012 to Present	Executive Managing Director,[4] Envestnet, Inc. (Wealth Management Solutions) (2016 - Present); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010 - 2016)	4	None

Peter Koffler[5] (1956)	Trustee	December 2012 to Present	Senior Managing Director,[4] The Blackstone Group L.P. (“Blackstone”) (2012 - Present); General Counsel, BAAM (2010 - Present) and Blackstone Alternative Investment Advisors LLC (“BAIA”) (2012 - Present); Chief Compliance Officer, BAAM (2008 - 2012, 2018 - Present) and BAIA (2018 - Present); Chief Compliance Officer, Blackstone (2013 - 2016)	4	None

[1]

Term of office of each Trustee is indefinite, until his or her resignation, removal, or death. Any Trustee of the Fund or the Master Fund may be removed from office in accordance with the provisions of each of the Fund’s and the Master Fund’s Amended and Restated Agreement and Declaration of Trust and Bylaws.

[2]

As of the date of this SAI, the “Fund Complex” consists of the Fund, Blackstone Alternative Alpha Fund II (“BAAF II”), the Master Fund (together with the Fund and BAAF II, the “BAAF Funds”), and Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds.

[3]

Mr. Coates is being treated as an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, due to his employment by Envestnet, Inc., which conducts business with certain Investment Funds and may conduct business with BAAM and/or its affiliates in the future.

[4]	Executive title, not a board directorship.
[5]	Mr. Koffler is an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, due to his position with BAAM and its affiliates.

Officers:

Name and Year of Birth of Officers	Position(s) Held with each of the Fund and the Master Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	President (Principal Executive Officer)	November 2011 to Present	Chief Operating Officer, BAAM (2007 - Present); Senior Managing Director,[2] Blackstone (2007 - Present)

James Hannigan (1983)	Chief Compliance Officer, Anti-Money Laundering Officer, and Chief Legal Officer	Chief Compliance Officer and Anti-Money Laundering Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present)	Managing Director,[2] Blackstone (2018 - Present); Vice President, Blackstone (2014 - 2017); Associate, Blackstone (2012 - 2013)

Natasha Kulkarni (1985)	Secretary	May 2018 to Present	Vice President, Blackstone (2016 - Present); Associate, Blackstone (2013 - 2015)

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	November 2011 to Present	Senior Managing Director,[2] Blackstone (2016 - Present); Chief Financial Officer, BAAM (2007 - Present) and BAIA (2012 - Present); Managing Director,[2] Blackstone (2007 - 2015)

[1]	Term of office of each Officer is indefinite, until his death, resignation, removal or disqualification.
[2]	Executive title, not a board directorship.

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund, the Master Fund, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of December 31, 2017:

Independent Trustees:

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in the Master Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[1]
John M. Brown	None	None	Over $100,000
Peter M. Gilbert	None	None	None
Paul J. Lawler	None	None	Over $100,000
Kristen M. Leopold	None	None	Between $50,001 and $100,000

Interested Trustees:

Name of Interested Trustee	Dollar Range of Equity Securities in the Fund	Dollar Range of Equity Securities in the Master Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex[1]
Frank J. Coates	Over $100,000	None	Over $100,000
Peter Koffler	None	None	None

[1]	As of the date of this SAI, the “Fund Complex” consists of the BAAF Funds and Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund or the Master Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund or the Master Fund as of December 31, 2017:

Name of Independent Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John M. Brown	None	None	None	None	None
Peter M. Gilbert	None	None	None	None	None
Paul J. Lawler	None	None	None	None	None
Kristen M. Leopold	None	None	None	None	None

Compensation of Trustees and Officers

Each of the Independent Trustees is paid by the Fund Complex (as defined below) at a rate of $110,000 per fiscal year in the aggregate for their services to the Fund Complex (including the subsidiaries of Blackstone Alternative Multi-Strategy Fund, the “Subsidiaries”). Mr. Coates (a Trustee being treated as an “interested person” (as defined in the 1940 Act) of the Fund due to his employment by Envestnet, Inc., which conducts business with certain Investee Funds and may conduct business with the Investment Adviser and its affiliates in the future) is paid by the Fund Complex at a rate of $95,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board of Trustees and the Audit Committee are paid by the Fund Complex an additional $25,000 and $15,000, respectively, per fiscal year. These payments are allocated to the Fund and the other funds in the Fund Complex on the basis of assets under management. The Fund Complex also pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex. The following table sets forth information covering the total compensation payable by the BAAF Funds during its fiscal year ended March 31, 2018 to the persons who serve, and who are expected to continue serving, as Trustees of the BAAF Funds during such period:

Independent Trustees:

Name of Independent Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From the Fund Complex*
John M. Brown	$33,696	$120,000
Peter M. Gilbert	$31,426	$110,000
Paul J. Lawler	$31,426	$110,000
Kristen M. Leopold	$33,388	$117,500

Interested Trustees:

Name of Interested Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From the Fund Complex*
Frank J. Coates	$31,426	$96,250
Peter Koffler	None	None

*

These amounts represent aggregate compensation for services of each Trustee to each fund in the Fund Complex for which each Trustee serves as trustee. For purposes of this table, the “Fund Complex” consists of the BAAF Funds, Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds, and the Subsidiaries.

Trustee Qualifications

Information about Each Trustee’s Experience, Attributes, Skills, or Qualifications for Board Membership

The Board has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board members: his or her character and integrity; his or her professional experience; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Messrs. Coates and Koffler, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with BAAM, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Board has considered the following particular attributes as to the various individual Trustees:

Mr. Brown, investment management experience and experience as a board member and/or executive officer of various businesses and other organizations.

Mr. Coates, business and finance expertise and training as a Chartered Financial Analyst and experience as a chief executive officer, board member and/or executive officer of various registered investment companies and other businesses within the asset management industry.

Mr. Gilbert, investment management experience as former chief investment officer and experience as a board member of various businesses and other organizations.

Mr. Koffler, professional training and experience as a business lawyer focusing on the investment management industry and his perspective on Board matters as a senior executive of BAAM.

Mr. Lawler, business, finance and investment management expertise, training as a Chartered Financial Analyst, and experience as a chief investment officer, board member and/or executive officer of various large independent universities, foundations, registered investment companies, businesses and other organizations.

Ms. Leopold, business, finance and accounting expertise and training as a Certified Public Accountant and experience as a chief financial officer and/or auditor and manager at an alternative asset management company and a multi-national accounting firm.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Leadership Structure and Risk Oversight

The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for ensuring that the Fund is managed in the best interests of its shareholders. The Board will regularly review the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by BAAM and its affiliates and by the Fund’s other service providers. At least annually the Board reviews and evaluates the fees and operating expenses paid by each Fund for these services. In carrying out these responsibilities, the Board is assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Fund’s Chief Compliance Officer reports directly to the Board.

Currently, all but two of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, BAAM, and other affiliated parties. The Independent Trustees will meet regularly as a group in executive session without representatives of BAAM present. An Independent Trustee currently serves as Chairman of the Board of Trustees of the Fund.

Taking into account the number and complexity of the registered investment companies overseen by the Board of Trustees within the Fund Complex and the amount of assets under management in the Fund, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee consists exclusively of Independent Trustees.

The Board of Trustees has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, BAAM, the Board will regularly receive reports, including reports from BAAM and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board’s committee structure allows separate committees to focus on different aspects of these risks within the scope of the committee’s authority and their potential impact on some or all of the funds, and to discuss with BAAM the ways in which BAAM monitors and controls such risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters typically will be summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the committees is subject to substantial limitations.

Standing Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.

Audit Committees. The Audit Committees of the Fund and Master Fund, which each consists of Ms. Leopold and Messrs. Gilbert and Lawler, provide oversight with respect to the accounting and financial reporting policies and practices of the Fund and the Master Fund and, among other things, consider the selection of an independent registered public accounting firm for the Fund and the scope of the audit, and approve all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, BAAM and certain affiliates. The Audit Committees met three times during the most recent fiscal year.

Nominating Committees. The Nominating Committees of the Fund and Master Fund, which each consists of Messrs. Brown, Gilbert, and Lawler, meet to select nominees for election as Trustees of the Fund and the Master

Fund, respectively, and consider other matters of Board policy, including reviewing and making recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Nominating Committees to consider nominees properly submitted by Investors. In accordance with the terms of the Nominating Committee Charter, Investors who wish to recommend a nominee should send a nomination to the Secretary of the Fund which includes biographical information and sets forth the qualifications of a proposed nominee. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating Committees and to serve if elected by Investors. The Nominating Committees met twice during the most recent fiscal year.

Other Accounts Managed by Master Fund Portfolio Managers

As of March 31, 2018, the table below identifies, for each named portfolio manager of the Master Fund (a “Master Fund Portfolio Manager”), the number of accounts (other than the Fund and BAAF II) for which the Master Fund Portfolio Manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment funds and other separate accounts is reported based on the Investment Manager’s practice of naming a particular individual to maintain oversight responsibility for each account. Where the named individual has been assigned primary responsibility for oversight of a private pooled investment fund or separate account that account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that account.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	284	$69.2 billion	93	$41.3 billion
	Other Accounts	0	$0	0	$0

Greg Geiling	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	235	$60.8 billion	85	$37.6 billion
	Other Accounts	0	$0	0	$0

Min Htoo	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	236	$62.9 billion	86	$39.5 billion
	Other Accounts	0	$0	0	$0

Robert Jordan	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	236	$62.9 billion	86	$39.5 billion
	Other Accounts	0	$0	0	$0

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
John McCormick	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	283	$67.1 billion	92	$39.1 billion
	Other Accounts	0	$0	0	$0

Ian Morris	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	236	$62.9 billion	86	$39.5 billion
	Other Accounts	0	$0	0	$0

Stephen Sullens	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	265	$65.6 billion	92	$40.6 billion
	Other Accounts	0	$0	0	$0

Alberto Santulin	Registered Investment Companies	1	$5.3 billion	0	$0
	Other Pooled Investment Vehicles	1	$2.2 billion	1	$2.2
	Other Accounts	0	$0	0	$0

Portfolio Manager Ownership of Securities

None of the Master Fund Portfolio Managers beneficially owned any equity securities in the Fund as of March 31, 2018.

Compensation of Portfolio Managers

The Master Fund Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund, BAAF II or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Master Fund Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Investment Manager derived from the management of the Fund, BAAF II, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, BAAF II, the Master Fund and such other accounts for the preceding year; contributions by the Master Fund Portfolio Manager in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

CODES OF ETHICS

The Fund, the Master Fund, the Investment Manager and the Distributor have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s and the Master Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a company. As of July 1, 2018, the Fund did not know of any person or entity who “controlled” the Fund. As of July 1, 2018, to the best knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Shares of the Fund; except for:

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at 250 Vesey Street, 11th Floor, New York, NY 10281, was owner of record of approximately 17.98% of the Fund.

•	Morgan Stanley Smith Barney LLC, located at 522 Fifth Avenue, 13th Floor, New York, NY 10036, was owner of record of approximately 68.07% of the Fund.

•	UBS Financial Services Inc., located at 1000 Harbor Blvd., Weehawken, New Jersey 07086, was owner of record of approximately 5.52% of the Fund.

•	U.S. Trust Company of Delaware, located at 114 West 47th Street, New York, NY 10036, was owner of record of approximately 6.19% of the Fund.

As of July 1, 2018, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

As detailed in the Prospectus, BAAM is the investment adviser of the Fund, BAAF II, and the Master Fund, and as such, has responsibility for the management of the BAAF Funds’ affairs, under the supervision of the Board of Trustees. BAAM is an indirect, wholly-owned subsidiary of Blackstone. Blackstone, founded in 1985, is one of the world’s largest alternative investment and advisory firms. BAAM, the hedge fund solutions group within Blackstone, was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. Blackstone is a publicly traded limited partnership that has common units which trade on the New York Stock Exchange under the symbol “BX.” BAAM’s business is built on long-term, value-added relationships with clients around the globe. As of March 31, 2018, BAAM had approximately $78.7 billion (unaudited) in assets under management.

The Investment Manager does not charge the Fund (or BAAF II) a management fee with respect to any period during which the only investment security held by the Fund (or BAAF II) is that of another registered investment company. The Investment Manager charges the Master Fund a quarterly management fee, of which the Fund indirectly bears a pro rata share. The management fee accrues monthly at an annual rate of 1.25% of the Master

Fund’s net asset value at the end of such month before giving effect to the management fee payment being calculated or any purchases or repurchases of Master Fund shares or distributions by the Master Fund. The method of calculating the management fees payable by the Master Fund is described more thoroughly in the Prospectus under “Management of the Fund—BAAM—Management Agreement”. For the fiscal years ended March 31, 2018, March 31, 2017, and March 31, 2016, the Master Fund paid BAAM $10,435,560, $12,158,342, and $11,349,335, respectively, under the Investment Management Agreement.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator to the Fund and the Master Fund pursuant to an Administration Agreement among the Fund, the Master Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Sub Fund I Ltd., and State Street (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street provides certain administrative, accounting and investor services to the Fund and Master Fund, as set forth in the Prospectus, and furnishes at its own expense the personnel necessary to perform its obligations under the Administration Agreement. State Street is not required to pay the compensation of any employees of the Fund retained by the Boards of the Fund or the Master Fund to perform services on behalf of the Fund or the Master Fund. The Fund, BAAF II and the Master Fund paid administration fees of $408,458, $447,317 and $429,409 to State Street for the fiscal years ended March 31, 2018, March 31, 2017 and March  31, 2016, respectively.

Custodian

State Street Bank and Trust Company (the “Custodian”), located at One Lincoln Street, Boston, MA 02111, serves as the custodian of the Fund’s assets pursuant to a Master Custodian Agreement among the Fund, BAAF II, Blackstone Alternative Multi-Strategy Fund, and the Custodian. See the section entitled “Management of the Fund—The Custodian” in the Prospectus.

The Bank of New York Mellon Corporation, located at 101 Barclay Street, 17W, New York, NY 10286, serves as custodian of the Master Fund’s assets pursuant to the Global Custody Agreement between it and the Master Fund.

Independent Registered Public Accounting Firm

The Fund’s and the Master Fund’s independent registered public accounting firm is Deloitte & Touche LLP, located at 30 Rockefeller Plaza, New York, New York 10112. Deloitte  & Touche LLP conducts an annual audit of the Fund’s and Master Fund’s financial statements.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Fund and the Master Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. The proxy voting policies and procedures of the Investment Manager are attached as Appendix A. Information regarding how the Fund and the Master Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling toll free 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available on or about the following August 31.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. In most instances, the Master Fund will purchase securities directly from an Investment Fund, and such purchases by the Master Fund may be, but generally are not, subject to transaction expenses. Nevertheless, the Master Fund anticipates that some of its portfolio transactions may be subject to expenses. It is the policy of the Master Fund and Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Master Fund and Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Master Fund and Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Investment Manager generally seeks reasonably competitive spreads or commissions, the Master Fund and Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Investment Manager seeks to obtain the best overall terms available for the Master Fund and Fund. In assessing the best overall terms available for any transaction, the Investment Manager considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Manager may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Consistent with any guidelines established by the Board of the Master Fund or Fund, as applicable, and Section 28(e) of the Exchange Act, the Investment Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Manager to its discretionary clients, including the Master Fund and the Fund. Research services provided by broker-dealers may be used by the Investment Manager in servicing other accounts advised by the Investment Manager and not all the research services may be used by the Investment Manager in connection with the Master Fund and the Fund. In addition, the Investment Manager is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Manager or the Fund’s principal underwriter) and to take into account the sale of shares of the Fund if the Investment Manager believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. For the fiscal years ended March 31, 2018, March 31, 2017, and March 31, 2016, neither the Fund nor the Master Fund paid any brokerage commissions.

Investment Funds

Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds. In addition, the order execution practices of the Investment Funds may not be transparent to the Master Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers. The Investment Manager expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Master Fund or Fund would consider. Investment Funds may not be subject to the same regulatory restrictions as the Master Fund on principal and agency transactions. The Master Fund and Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Investment Funds may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Manager or its affiliates rather than the Investment Fund.

TAXES

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular Investors. Investors should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and tax-advantaged arrangements. Investors should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will be a result of distributions or deemed distributions from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.

Taxation of the Fund

Qualification for and Treatment as a Regulated Investment Company. The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their Investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (b) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income and gains distributed in a timely manner to its Investors in the form of dividends (including capital gain dividends, as defined below) that qualify for the dividends-paid deduction.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself has elected to be treated and currently intends to qualify and be eligible to be treated as a RIC. Whether the Fund meets the asset diversification test described above will depend on whether the Master Fund qualifies as a RIC. If the Master Fund were to fail to qualify as a RIC and were ineligible to or otherwise were not to cure such failure, the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The Master Fund’s investment in the Subsidiary and its investments in Investment Funds will likely give rise to taxable income in excess of the cash received from such investments. Thus, the Master Fund may be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its eligibility for treatment as a RIC and to avoid the imposition of a fund-level taxes. There can be no assurances that the Master Fund will be successful in this regard.

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund-level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by an Investor of the Fund (or the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if it were incurred in the succeeding taxable year.

Excise Tax. If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to seek to ensure that it makes distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be and it is possible that the Fund will be liable for a 4% excise tax.

Capital Loss Carryforwards. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long–term capital gains, and short-term capital loss carry forwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual Investor report for each fiscal year.

Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case that it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.

Taxation of Investors

Distributions by the Fund. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long an Investor has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Investor and Fund level.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its shares. A return of capital will be reduced by the Fund’s fees and expenses, as well as any applicable sales load.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional shares. An Investor whose distributions are reinvested in shares under the Automatic Dividend Reinvestment Plan generally will be treated as having received a dividend equal to the fair market value of the new shares issued to the Investor at the time of reinvestment A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s shares below the Investor’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Qualified Dividend Income. In order for some portion of the dividends received by a Fund Investor to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Investor must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or Investor level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of an Investor taxed as an individual, provided the Investor meets the holding period and other requirements described above with respect to the Fund’s shares. For information regarding qualified dividend income received by the Fund from the Master Fund, see “Investment in Master Fund,” below.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income.

Dividends-Received Deduction. In general, dividends of net investment income received by corporate Investors of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate Investor fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For information regarding eligibility for the dividends-received deduction of dividends received by the Fund from the Master Fund, see “Investment in Master Fund,” below.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual Investors and will not be eligible for the dividends-received deduction for corporate Investors.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from the Fund’s investment in a REIT or a qualified publicly traded partnership, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or qualified publicly traded partnership directly.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Investors are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, an Investment Fund or, if applicable, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger capital gain dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Obligations. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Subject to any regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends from the Fund’s investment in a REIT will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign Investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. The Master Fund will invest in Investment Funds that are classified as PFICs for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to shareholders of the Master Fund. However, the Master Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax. For example, the Master Fund may elect to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Under proposed regulations, any amount that is required to be so included would constitute qualifying income to the Master Fund only to the extent such amount were currently and timely distributed to the Master Fund. There can be no assurance that a PFIC in respect of which the Master Fund makes a QEF election will make sufficient distributions to the Master Fund in this regard. The Master Fund’s investments in PFICs, and its ability to make a QEF election in respect of any such investment, may therefore be limited by the Master Fund’s intention to qualify as a RIC, and may bear on the Master Fund’s and, in turn, the Fund’s ability to so qualify. The Master Fund also may make an election to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC, whether by virtue of selling all or part of the Master Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significant adverse tax consequences for the Master Fund (and therefore the Fund). In such a case, the holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Where the mark-to-market election is made, the Master Fund may be required to recognize income (which generally must be distributed to the Master Fund’s shareholders, including the Fund) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard, and the Master Fund (and therefore the Fund) may not be able to maintain its status as a RIC.

Because it is not always possible to identify a foreign corporation as a PFIC, the Master Fund may incur the tax and interest charges described above in some instances. A foreign issuer in which the Master Fund invests will not be treated as a PFIC with respect to the Master Fund if such issuer is a CFC (as defined below) for U.S. federal income tax purposes and the Master Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, the Master Fund generally would be required to include in gross income each year, as ordinary income, its share of subpart F income (as defined below), whether or not the CFC distributes such amounts to the Master Fund. See “Investment in the Subsidiary” below.

Options and Futures. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Derivatives. The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives, as well as U.S. investment partnerships that invest in commodities and certain commodity-linked derivatives do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity- linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non- qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investment in Master Fund. Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of shares of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses until and only to the extent that (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of shares of the Master Fund in a transaction qualifying for sale or exchange treatment. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in shares of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.

When the Master Fund makes a tender offer for its shares (as described under “Summary of Terms—Repurchases” in the Fund’s Prospectus), there is a risk that non-tendering shareholders in the Master Fund, and other shareholders of the Master Fund who tender some but not all of their shares therein or not all of whose shares therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Master Fund. As a result, there is a risk that the Fund may be treated as having received a taxable dividend from the Master Fund in such instances. Dividend treatment of a tender by the Fund would affect the amount and character of income required to be distributed by both the Fund and the Master Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a corresponding portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to shares of the Master Fund.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a corresponding portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Master Fund.

The Fund expects to be a “qualified fund of funds”—that is, a RIC at least 50% of its total assets of which consists, at the close of each quarter of the RIC’s taxable year, of interests in other RICs (here, the Master Fund). As a result, the Fund expects to be permitted to elect to pass through to its Investors foreign income taxes and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by the Master Fund if the Master Fund itself is eligible to and elects to pass such taxes through to the Fund, so that Investors of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund or the Master Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information.

Investment in the Subsidiary. The Master Fund intends to gain exposure to Investment Funds, including Investment Funds that may invest in commodities and commodity-linked instruments, in part through investments in the Subsidiary. The Subsidiary is wholly owned by the Master Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Master Fund is a U.S. person that owns all of the stock of the Subsidiary, the Master Fund is a “U.S. Shareholder” with respect to the Subsidiary and the Subsidiary is a CFC. As a “U.S. Shareholder,” the Master Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Subsidiary (such income inclusions, “subpart F inclusions”). It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Master Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Master Fund’s tax basis in the stock of the Subsidiary. Distributions by the Subsidiary to the Master Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Master Fund’s tax basis in the stock of the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. Net losses incurred by the Subsidiary during a tax year do not flow through to the Master Fund and thus will not be available to offset income or capital gain generated from the Master Fund’s other investments. In addition, net losses incurred by the Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years.

The rules regarding the circumstances in which such subpart F inclusions will be treated as qualifying income for purposes of the 90% gross income requirement described above are unclear and currently under consideration. The Master Fund intends to take the position that income from its investments in the Subsidiary will constitute qualifying income for purposes of RIC qualification, and may take certain measures to ensure that income from the Subsidiary so qualifies. The IRS has issued proposed regulations providing that subpart F income included in a RIC’s gross income constitutes qualifying income only to the extent such income is timely and currently repatriated to the RIC. If the proposed regulations were finalized in their current form, annual net profit, if any, realized by the Subsidiary and included in the income of the Master Fund would constitute qualifying income only to the extent it is timely and currently repatriated to the Master Fund. Such position, if applied with respect to the Master Fund’s subpart F inclusions attributable to the Subsidiary, could potentially cause the Master Fund (and therefore the Fund) to fail the 90% gross income test described above and therefore fail to qualify as a RIC.

Failure of the Master Fund or the Fund to qualify and be eligible to be treated as a RIC would likely materially reduce the investment return to the Fund’s Investors.

In addition, if any income earned by the Subsidiary or by an Investment Fund in which the Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an Investment Fund, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Subsidiary will be conducted in such a manner that it (and the Investment Funds in which it invests) will not be treated as engaged in a U.S. trade or business, but there can be no assurance that these entities will not recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Subsidiary level or the level of an Investment Fund in which the Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Code Section 514(b).

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt Investors, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such Investors at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale or Exchange of Shares. The sale, redemption or other taxable disposition of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Investor with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund intends to make a tender offer for its shares (as described under “Repurchases and Transfers of Shares” in the Fund’s Prospectus). Investors who tender all shares of the Fund held, or considered to be held, by them, and all of whose shares are repurchased, will be treated as having sold their shares and generally will realize a capital gain or loss. If an Investor tenders fewer than all of its shares of the Fund or fewer than all shares tendered are repurchased, such Investor may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering Investors and Investors who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchase Fund shares, the Fund will be required to make additional distributions to its Investors.

The Master Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 Investors at all times during a taxable year. The Master Fund does not expect to be considered a “publicly offered” RIC. Very generally, pursuant to Treasury Department regulations, expenses of nonpublicly offered RICs, except those specific to their status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass- through” rules. These affected expenses (which include management fees) are treated as additional dividends to certain Master Fund Investors (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those Investors under current law.

Tax Shelter Reporting Regulations. Under Treasury regulations, if an Investor recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor, the Investor must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Investors of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Investors of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation. Income received by the Master Fund distributed to the Fund from sources within foreign countries and proceeds from the sale or other disposition of portfolio securities may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Master Fund’s assets at taxable year end consists of the securities of foreign corporations, the Master Fund may elect to permit its investors, including the Fund, to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Master Fund to foreign countries in respect of foreign securities that the Master Fund has held for at least the minimum period specified in the Code. In such a case, investors in the Master Fund, including the Fund, will include in gross income from foreign sources their pro rata shares of such taxes paid by the Master Fund. If the Fund is a qualified fund of funds, and meets certain other requirements, the Fund also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any underlying fund, such as the Master Fund (see “Investment in Master Fund” above). Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund or the Master Fund is subject to certain requirements, including holding period requirements, and certain limitations imposed by the Code, which limitations may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Foreign Investors. Distributions by the Fund to Investors that are not “U.S. persons” within the meaning of the Code (“foreign Investors”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to Investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign Investors. The exception to withholding for interest-related dividends does not apply to distributions to a foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign Investor is the issuer or is a 10% Investor of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign Investor and the foreign Investor is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the foreign Investor of a trade or business within the United States, (ii) in the case of a foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign Investor’s sale of shares of the Fund (as described below).

USRPHC Rules. Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. The Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater than 5% foreign Investor, in which case such foreign Investor generally would also be required to file U.S. tax returns and pay additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign Investor (including, in certain cases, distributions by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign Investor’s current and past ownership of the Fund.

Foreign Investors of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares.

The Fund generally does not expect that it will be a QIE.

Foreign Investors should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Investor in the United States. More generally, foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute form). Foreign Investors should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its Investors under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and, on or after January 1, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Investors described above (e.g., capital gain dividends, short-term capital gain dividends, and interest-related dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each prospective Investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, independent registered public accounting firm for the Fund, Master Fund, and Subsidiary contained in the Fund’s Annual Report are hereby incorporated by reference. A copy of the Annual Report may be obtained upon request and without charge by writing State Street Bank and Trust Company, 1 Heritage Drive, North Quincy, Massachusetts 02171, or by calling Blackstone at 1-855-890-7725. No other portions of the Fund’s Annual Report are incorporated herein by reference.

Appendix A

Blackstone Alternative Asset Management L.P. (“Adviser” or “BAAM”)

Blackstone Alternative Alpha Fund (“Fund”)

Blackstone Alternative Alpha Fund II

Blackstone Alternative Alpha Master Fund (“Master Fund”)

Proxy Voting Policies and Procedures

May 2017

The Master Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines, which the Fund has adopted. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. Set forth below is a copy of the Adviser’s proxy voting policy.

Whenever the Fund as an investor in the Master Fund is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from its investors and will vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its investors. The Fund shall vote shares of the Master Fund for which it receives no voting instructions in the same proportion as the shares of the Master Fund for which it receives voting instructions.

As a note, the requirements and procedures described herein are applicable to the extent the Fund holds securities directly. Underlying investment managers are typically responsible for and vote on behalf of limited partners or shareholders for securities that are held at that level. Voting performed at this level is not required to be included in the Funds’ Form N-PX reports.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be reported on Form N-PX.

Adviser Proxy Voting Policies and Procedures

By virtue of the Adviser’s relationship as general partner or investment manager of the clients of the Adviser, the Adviser has proxy voting authority with respect to client securities. When voting proxies on behalf of clients (including the Fund), the Adviser’s overall objective is to vote proxies in the best interest of the clients and, in so doing, to maximize the value of the investments made by the clients taking into consideration the clients’ investment horizons and other relevant factors.

This document sets forth the Adviser’s policies and procedures that are designed to meet these overall objectives. As described below, these policies and procedures address the following areas:

•	The personnel responsible for monitoring corporate actions, deciding how to vote proxies and ensuring that proxies are submitted in a timely manner;

•	The basis on which decisions are made regarding whether and how to vote proxies depending on the nature of the matter at issue;

•	The approach to addressing material conflicts of interest that may arise between the Adviser and its clients when voting proxies and how it resolves those conflicts in the best interest of its clients;

•	The means by which the clients and their investors may obtain information about proxy voting; and

•	The books and records that the Adviser retains in connection with its proxy voting.

While the Adviser endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. Such deviations will be reported to the Board, in advance of taking such action, if practicable. In addition, the Adviser will apply our proxy voting policies and procedures to votes cast with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

A.	General Procedures

1.	Monitoring Corporate Actions

The clients of the Adviser generally make a limited number of investments in equity securities. When the Adviser receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the company’s corporate secretary or transfer agent to the BAAM employee who is designated to receive notices in the definitive documentation governing the client’s investment (the “Proxy Recipient”). The Proxy Recipient must inform the Head Trader and the Head of Middle Office and Operations of such receipt and review the materials, determine which client(s) hold the securities and confirm the number of securities with Head Trader and the Head of Middle Office and Operations. The Proxy Recipient will consult with a member of the Investment Committee. The Proxy Recipient will monitor the voting deadline, together with the IC Designee (defined below), to ensure that the deadline for the response is met.

2.	Determination of Voting Decisions

Decisions on how to vote a proxy generally are made by the Adviser’s Investment Committee. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. A member of the Investment Committee may designate a member of the investment team (the “IC Designee”) to consult with the CCO, the members of the Investment Committee and other members of the investment team covering the applicable security regarding decisions and completion of the proxy material. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, BAAM may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.1 The IC Designee will report the outcome and the basis of such outcome to the Investment Committee for approval.

3.	Communication of Decision

After making a decision to vote a proxy and determining how to vote the proxy, the Investment Committee or their designee will then submit the vote. The IC Designee will send completed copies of the proxy materials to the Proxy Recipient, the Head of Middle Office and Operations and the CCO. The physical procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

B.	Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter at issue. When determining how to vote proxies, the Investment Committee will be guided by the general policies set forth below. These general policies are intended to promote a consistent approach to proxy voting. We will, however, periodically review these policies and procedures and they may be updated as a result.

The Adviser views proxy subject matters as falling within the general categories described below.

1.	Company Management and Auditors

Proxy votes on company management include matters relating to the election of a company’s board of directors and the appointment of its independent auditors. BAAM generally will vote in support of management’s slated board of directors. The Adviser may choose not to support such directors, however, when special circumstances necessitate otherwise, including for example when management compensation appears inconsistent with a

[1]	In determining whether the cost of voting a proxy outweighs its expected benefit to clients, the Investment Committee may consider factors such as (1) the subject matter of the vote; (2) the additional length of time that BAAM anticipates holding the investment; and (3) logistical issues associated with voting proxies for foreign companies.

company’s performance or when the board has failed to take corrective action to address persistent problems that impact the company’s performance. When asked to vote on the appointment of a company’s auditors, BAAM will support the recommendation of a company’s board, unless auditors have changed frequently or there is reasonable concern as to the independence of the auditors.

2.	Executive and Director Compensation

BAAM believes that executive compensation plans should be in line with the interests of company shareholders. The Adviser’s general policy is to consider, on a case-by-case basis, new and amended executive compensation plans and to support those executive compensation plans that provide management with the ability to administer fair, competitive compensation packages to executives, so long as those plans do not provide for unmerited preferential treatment or result in excessive dilution of existing shareholders’ ownership interests. The Adviser also has observed that shareholder proposals on executive compensation typically call for specific limits. The Adviser believes that executive compensation generally should be determined by a company’s compensation committee composed primarily of independent directors and thus the Adviser usually will not support compensation-related shareholder proposals. With respect to director compensation, BAAM believes that it is important to consider each director’s total compensation package, including any annual retainer, meeting fees, stock options or grants and the level of pension benefits.

3.	Corporate Structure and Shareholder Rights

The Adviser views proxy votes on matters relating to changes in a company’s bylaws as falling within the category of “corporate structure and shareholders rights.” These matters may be proposed by either management or shareholders and typically address issues such as cumulative voting, preemptive rights, confidential voting, supermajority voting and similar matters. BAAM will review these matters on a case-by-cases basis and will generally vote in favor of those measures that provide management with the most operational flexibility without compromising the ownership rights of shareholders as such rights are set forth in the company’s organizational documents and any agreements with the Funds we manage.

4.	Corporate and Social Policy Issues

The Adviser views corporate and social policy issues primarily as “ordinary business matters.”2 In addition, we view those ordinary business matters that have a direct or indirect impact on a company’s profitability as primarily the responsibility of management which should be approved solely by the company’s board of directors. Accordingly, the Adviser generally abstains or votes against proxy votes on corporate and social policy issues proposed by shareholders. Exceptions may be made when an issue may have significant economic consequences.

5.	Deviations from the General Policies

In the course of determining how to vote a particular proxy, the Adviser may encounter situations where strict adherence to the general policies described above could result in a decision that is not in a client’s best interest. In those situations, the Investment Committee may decide to vote in another manner, but will generally consult with the CCO before doing so.

C.	Conflicts of Interest

A conflict of interest may occur where BAAM or any of its employees or affiliates has a direct or indirect economic stake in the outcome of a proxy vote. Potential conflicts could arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

•	A failure to vote in favor of management may harm the relationship of the Adviser, of another client has, or an affiliate, with the company.

[2]

Social policy issues may relate to a wide range of matters, including for example environmental issues, bank lending practices, corporate political contributions and activities, alcohol and tobacco advertising, conducting business in specified countries, involvement in nuclear defense systems and similar matters.

•	A failure to vote in favor of a particular proposal may harm the relationship of the Adviser, of another client, or an affiliate, with the proponent of the proposal.

•

A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as where an officer of BAAM has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein.

Due to the close monitoring of company activities by BAAM, the Adviser expects to be aware of any potential conflicts of interest that may arise. The Adviser also requires the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a fund’s investment in a particular company.

When a potential conflict arises between BAAM, on the one hand, and one or more of clients of BAAM, on the other, the CCO, in consultation with the Investment Committee, will evaluate the matter to determine whether an actual conflict exists. Where an actual conflict exists, BAAM will take necessary and appropriate steps to eliminate the conflict, which may include removing a particular member of the Investment Committee from the voting process or taking similar actions. In addition, the Adviser may consider the following as potential methods for resolving conflicts: (i) disclosing the matter to the board of directors, if any, of the client and obtaining such board’s consent or direction, or (ii) suggesting to the board of directors, if any, that such board hire a third party to make a determination on how to vote a particular proxy.

Finally, situations may arise in which more than one client invests in the same company or another entity of BAAM invests in the same company. In these situations, two or more clients may have different investment objectives, client-specific voting policies or ultimate economic interests. In these situations, clients may cast opposing votes, although the Investment Committee will generally consult with the CCO before doing so.

D.	Providing Proxy Voting Information to Clients

The Adviser acknowledges that limited partners and shareholders have a right to information about how it votes client proxies and it will make information available on request. The Adviser also will make a copy of these policies and procedures available on request by first-class mail (or other means designed to ensure equally prompt delivery), within three business days of receipt of such request. When a limited partner makes a request about a particular vote, the Adviser usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) the Adviser cast the vote on the matter and (4) any other reasonable information a limited partner might request. Proxy voting information and the procedure for obtaining such information will be included in BAAM’s Form ADV which is available to each limited partner, and on Form N-PX, which contains the Funds’ proxy voting records for the most recent twelve-month period ended June 30 and is publicly-available through the SEC’s EDGAR database.

E.	Books and Records

BAAM must maintain the following additional records relating to proxy voting, which must be maintained by the CCO in an easily accessible place for five years, the first two years in BAAM’s offices:

•	A copy of these proxy voting policies and procedures;

•	A copy of each proxy statement received by BAAM regarding client securities;

•	A record of each vote cast by BAAM on behalf of a client;

•	A copy of all memoranda or similar documents created by BAAM that were material to making a decision on the voting of client securities or that memorialize the basis for that decision; and

•

A copy of each written request by a limited partner for information on how BAAM voted proxies on behalf of a client, and a copy of any written response by BAAM to any request (written or oral) by a limited partner for information on how BAAM voted proxies on behalf of the client.

BAAM may satisfy the requirements to maintain copies of proxy statements received and a record of votes cast on behalf of the clients by relying on third parties to make and retain, on behalf of BAAM, a copy of such proxy statements and voting records (provided that if BAAM is relying on this method, it has obtained an undertaking from the third party to provide a copy of the proxy statements and voting records promptly upon request). BAAM also may satisfy the requirement to maintain copies of proxy statements by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system (to the extent that such proxy statements are available through the EDGAR system).